FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

November 8, 2022

Free Writing Prospectus

Structural and Collateral Term Sheet

$728,172,612

(Approximate Initial Mortgage Pool Balance)

$617,126,000

(Offered Certificates)

3650R 2022-PF2 Commercial Mortgage Trust

As Issuing Entity

3650 REIT Commercial Mortgage Securities II LLC

As Depositor

Commercial Mortgage Pass-Through Certificates, Series 2022-PF2

3650 Real Estate Investment Trust 2 LLC

German American Capital Corporation

Citi Real Estate Funding Inc.

Column Financial, Inc.

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Deutsche Bank Securities	Credit Suisse	Citigroup
Co-Lead Managers and Joint Bookrunners
Mischler Financial Group, Inc.
Co-Manager
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about November 8, 2022, included as part of our registration statement (SEC File No. 333-255181) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in the offered securities, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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CERTIFICATE SUMMARY

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf)/AAAsf/AAA(sf)	$8,849,000		30.000%	%	(6)	2.18	12/22 – 12/26
Class A-2	AAA(sf)/AAAsf/AAA(sf)	$65,444,000		30.000%	%	(6)	4.89	12/26 – 6/28
Class A-3	AAA(sf)/AAAsf/AAA(sf)	$15,000,000		30.000%	%	(6)	6.54	6/29 – 6/29
Class A-4	AAA(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-5	AAA(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-SB	AAA(sf)/AAAsf/AAA(sf)	$9,439,000		30.000%	%	(6)	7.59	6/28 – 5/32
Class X–A	AA(sf)/AAAsf/AAA(sf)	$582,538,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AA(sf)/AAAsf/AAA(sf)	$72,818,000		20.000%	%	(6)	9.94	10/32 – 11/32
Class B	NR/AA-sf/AA(sf)	$34,588,000		15.250%	%	(6)	9.96	11/32 – 11/32

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance (2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class C	NR/A-sf/A-(sf)	$30,947,000		11.000%	%	(6)	9.96	11/32 – 11/32
Class D	NR/BBBsf/BBB+(sf)	$15,369,000	(11)	8.889%	%	(6)	9.96	11/32 – 11/32
Class E-RR	NR/BBB-sf/BBB-(sf)	$15,578,000	(11)	6.750%	%	(6)	9.96	11/32 – 11/32
Class F-RR	NR/BB+sf/BB+(sf)	$10,013,000		5.375%	%	(6)	9.96	11/32 – 11/32
Class G-RR	NR/BB-sf/B+(sf)	$6,371,000		4.500%	%	(6)	9.96	11/32 – 11/32
Class J-RR	NR/B-sf/B(sf)	$7,282,000		3.500%	%	(6)	9.96	11/32 – 11/32
Class NR-RR	NR/NR/NR	$25,486,612		0.000%	%	(6)	9.96	11/32 – 11/32
Class P(12)	NR/NR/NR	N/A		N/A	N/A	N/A	N/A	N/A
Class R(13)	NR/NR/NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with S&P and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of the Class X-A certificates is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates (collectively, the “Principal Balance Certificates”), as follows: (1) if as a result of such pricing the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months, the “WAC Rate”), the certificate balance of such class of Principal Balance Certificates may not be a part of, and reduce accordingly, such notional amount of the Class X-A Certificates (or, if as a result of such pricing the pass-through rate of the Class X-A Certificates is equal to zero, such Class X-A Certificates may not be issued on the closing date of this securitization (the “Closing Date”), and/or (2) if as a result of such pricing the pass-through rate of any class of Principal Balance Certificates that does not comprise such notional amount of the Class X-A Certificates is less than the WAC Rate, such class of Principal Balance Certificates may become a part of, and increase accordingly, such notional amount of the Class X-A Certificates.
(3)	The initial credit support percentages set forth the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, are represented in the aggregate.
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming that there are no prepayments, modifications or losses in respect of the mortgage loans and that there are no extensions or forbearances of maturity dates of the mortgage loans and based on the assumptions set forth under “Yield and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus.
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates will each be a per annum rate equal to one of the following: (i) a fixed rate, (ii) the WAC Rate, (iii) the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(7)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective approximate initial certificate balances, weighted average lives and expected principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $410,988,000, subject to a variance of plus or minus 5%.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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CERTIFICATE SUMMARY

Class of Certificates	Expected Range of Approximate Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-4	$0 – $164,395,000	N/A – 9.36	N/A / 9/31 – 8/32
Class A-5	$246,593,000 – $410,988,000	9.77 – 9.61	8/32 – 10/32 / 9/31 – 10/32
(8)	The Class X-A Certificates will not have a certificate balance and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A Certificates at its respective pass-through rate based upon the related notional amount. The notional amount of the Class X-A Certificates will be equal to the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class A-S certificates.
(9)	The pass-through rate for the Class X-A Certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of certificates set forth below “Non-Offered Certificates” in the table are not offered by this Term Sheet.
(11)	The initial certificate balance of each of the Class D and Class E-RR certificates is subject to change based on final pricing of all Principal Balance Certificates and Class X-A Certificates and the final determination of the amounts of the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates (collectively, the “HRR Certificates”) that will be retained by 3650 Real Estate Investment Trust 2 LLC (or its majority-owned affiliate), as retaining sponsor as described under “Credit Risk Retention” to satisfy the U.S. risk retention requirements of the retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(12)	The Class P certificates will not have a certificate balance, notional amount, pass-through rate, assumed final distribution date, rating or rated final distribution date. The Class P certificates will not be entitled to distributions in respect of principal or interest other than certain yield maintenance charges as described in “Prepayment Premiums and Yield Maintenance Charges” below and other than a $100 payment on the first distribution date, which will be deemed a payment of principal on its REMIC regular interest principal balance for federal income tax purposes.
(13)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, assumed final distribution date, rating or rated final distribution date. The Class R certificates will represent the residual interests in each real estate mortgage investment conduit created with respect to this securitization, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$728,172,612
Number of Mortgage Loans	33
Number of Mortgaged Properties	72
Average Cut-off Date Balance	$22,065,837
Weighted Average Mortgage Rate(1)	5.33260%
Weighted Average Remaining Term to Maturity (months)	111
Weighted Average Remaining Amortization Term (months)(3)	352
Weighted Average Cut-off Date LTV Ratio(4)(5)(8)	53.2%
Weighted Average Maturity Date LTV Ratio(4)(5)(8)	51.7%
Weighted Average UW NCF DSCR(6)(8)	2.07x
Weighted Average Debt Yield on Underwritten NOI(5)(7)(8)	12.4%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	78.3%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	17.9%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	3.8%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	19.7%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	3.8%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	1.7%

(1)	The Mortgage Rate, Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI, Debt Yield on Underwritten NCF and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a Whole Loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a variance of plus or minus 5%.
(3)	Excludes mortgage loans that are interest-only for the entire term. Includes the Meadowood Mall Mortgage Loan (1.7%), which pays based on the assumed principal and interest payment schedule set forth on Annex G to the Preliminary Prospectus, for which the assumed original amortization is 300 months.
(4)	The Cut-off Date LTV Ratios and Maturity Date LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A-1 to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) other than “as-is” values or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(5)	The Cut-off Date LTV Ratio, Maturity Date LTV Ratio and Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF with respect to the Art Ovation Hotel, Aventura Self Storage and Liberty Avenue Industrial mortgage loans are each calculated net of either a holdback reserve or earnout reserve (as set forth on Annex A-1 to the Preliminary Prospectus).
(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due. With respect to the Meadowood Mall Mortgage Loan (1.7%), UW NCF DSCR was calculated based on the assumed principal and interest payment schedule set forth on Annex G to the Preliminary Prospectus.
(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.
(8)	Calculations reflect the October 6, 2022 modification of the TOTAL Plaza Whole Loan (3.1%), pursuant to which the principal balance of the TOTAL Plaza Whole Loan was paid down by $10 million, the monthly payment was recast based on a 29.5 year amortization term and the interest rate was reset to 4.77100%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Deutsche Bank Securities Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC
Co-Manager:	Mischler Financial Group, Inc.
Depositor:	3650 REIT Commercial Mortgage Securities II LLC
Initial Pool Balance:	$728,172,612
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	3650 REIT Loan Servicing LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Credit Risk Retention:

For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by 3650 Real Estate Investment Trust 2 LLC, as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.

3650 Real Estate Investment Trust 2 LLC, as the “retaining sponsor” (as defined in the credit risk retention rules), intends satisfy the U.S. credit risk retention requirement through the purchase by one or more of its “majority-owned affiliates” (as defined in the credit risk retention rules), from the underwriters and the placement agents, on the Closing Date, of each of the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates comprising the “horizontal risk retention certificates” (collectively, the “HRR Certificates”). The aggregate estimated fair value of the HRR Certificates will equal at least 5.00% of the estimated fair value of all of the certificates (other than the Class R certificates) issued by the issuing entity necessary to satisfy the credit risk retention rules. See “Credit Risk Retention” in the Preliminary Prospectus.

Closing Date:	On or about November 30, 2022
Cut-off Date:

With respect to each mortgage loan, the due date in November 2022 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to November 2022, the date that would have been its due date in November 2022 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 11th day of each month or next business day, commencing in December 2022
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2022
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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KEY FEATURES OF THE CERTIFICATES

Rated Final Distribution Date:	November 2055
Cleanup Call:	1.0%
Minimum Denominations:

$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC
Analytics:	Expected to be available on Bloomberg Financial Markets, L.P., CMBS.com, Inc., Thomson Reuters Corporation, Trepp, LLC, Intex Solutions, Inc., Moody’s Analytics, BlackRock Financial Management, Inc., RealINSIGHT, KBRA Analytics, LLC, Markit Group Limited and DealView Technologies Ltd/StructureIt
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
8

TRANSACTION HIGHLIGHTS
■	$617,126,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 33 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $728,172,612 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $22,065,837 and are secured by 72 mortgaged properties located throughout 23 states.
—	LTV: 53.2% weighted average Cut-off Date LTV Ratio
—	DSCR: 2.07x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.4% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-SB
■	Loan Structural Features:
—	Amortization: 21.7% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-      17.9% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-        3.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 64.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 80.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 6.50% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 23 mortgage loans representing 61.5% of the Initial Pool Balance
-	Insurance: 13 mortgage loans representing 33.5% of the Initial Pool Balance
-	Replacement Reserves (Including FF&E Reserves): 24 mortgage loans representing 58.3% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 17 mortgage loans representing 87.1% secured by office, industrial, retail, self storage (with commercial tenants), mixed use and multifamily (with commercial tenants) properties
—	Predominantly Defeasance Mortgage Loans: 90.0% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Retail: 24.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (12.0% are anchored retail properties)
—	Industrial: 19.4% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Office: 14.3% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Multifamily: 13.2% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Hospitality: 11.0% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Self Storage: 8.8% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Leased Fee: 5.5% of the mortgaged properties by allocated Initial Pool Balance are leased fee properties

■	Geographic Diversity: The 72 mortgaged properties are located throughout 23 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (18.5%), California (15.4%) and Florida (11.3%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
9

COLLATERAL OVERVIEW

     Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
3650 Real Estate Investment Trust 2 LLC	21	43	$406,580,227	55.8%
German American Capital Corporation	5	5	160,000,000	22.0
Citi Real Estate Funding Inc.	6	23	139,300,000	19.1
Column Financial, Inc.	1	1	22,292,385	3.1
Total	33	72	$728,172,612	100.0%

     Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms	Cut-off Date Balance Per SF/Unit/ Room	UW NCF DSCR	UW NOI Debt Yield(4)	Cut-off Date LTV Ratio(3)(4)
1	Acropolis Garden Cooperative	$68,500,000	9.4%	Multifamily	618	$110,841	2.35x	14.5%	30.5%
2	Concord Mills	60,000,000	8.2	Retail	1,318,651	$178	2.02x	16.0%	39.8%
3	Triple Net Portfolio	53,500,000	7.3	Various	806,752	$116	1.73x	8.8%	61.5%
4	330 West 34th Street Leased Fee	40,000,000	5.5	Leased Fee	46,412	$2,155	3.41x	15.8%	38.6%
5	Central States Industrial Portfolio	39,900,000	5.5	Industrial	1,205,173	$50	1.59x	9.4%	65.5%
6	Ace Hotel & Swim Club	39,000,000	5.4	Hospitality	179	$217,877	2.75x	17.9%	64.8%
7	AZ Anytime Storage Portfolio	34,200,000	4.7	Self Storage	377,528	$91	1.58x	9.4%	57.7%
8	Art Ovation Hotel	27,500,000	3.8	Hospitality	162	$354,938	1.45x	14.7%	50.8%
9	Grove Northridge	25,000,000	3.4	Retail	150,036	$167	2.09x	12.4%	48.1%
10	Germantown Village Square	24,830,000	3.4	Retail	199,080	$125	2.05x	12.2%	66.5%
	Top 10 Total / Wtd. Avg.	$412,430,000	56.6%				2.13x	13.3%	50.1%
	Remaining Total / Wtd. Avg.	315,742,612	43.4				1.98x	11.4%	57.2%
	Total / Wtd. Avg.	$728,172,612	100.0%				2.07x	12.4%	53.2%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a Whole Loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A-1 to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) an other than “as-is” values or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value” and “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(4)	The Cut-off Date LTV Ratio and UW NOI Debt Yield with respect to the Art Ovation Hotel, Aventura Self Storage and Liberty Avenue Industrial mortgage loans are each calculated net of either a holdback reserve or earnout reserve (as set forth on Annex A-1 to the Preliminary Prospectus).

.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
10

COLLATERAL OVERVIEW (continued)

      Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
Concord Mills	$60,000,000	8.2%	$175,000,000	–	$235,000,000	Benchmark 2022-B37(3)	Midland(3)	Rialto(3)
Triple Net Portfolio	$53,500,000	7.3%	$40,000,000	–	$93,500,000	3650R 2022 – PF2	Midland	3650 REIT
330 West 34th Street Leased Fee	$40,000,000	5.5%	$60,000,000	–	$100,000,000	Benchmark 2022-B37	Midland	Rialto
Central States Industrial Portfolio	$39,900,000	5.5%	$20,000,000	–	$59,900,000	3650R 2022 – PF2	Midland	3650 REIT
Art Ovation Hotel	$27,500,000	3.8%	$30,000,000	–	$57,500,000	3650R 2022 – PF2	Midland	3650 REIT
TOTAL Plaza	$22,292,385	3.1%	$66,877,154	–	$89,169,539	3650R 2022 – PF2	Midland	3650 REIT
500 Delaware	$20,000,000	2.7%	$65,000,000	–	$85,000,000	3650R 2022 – PF2	Midland	3650 REIT
Patewood Corporate Center	$18,000,000	2.5%	$50,500,000	–	$68,500,000	3650R 2021 – PF1	Midland	3650 REIT
IPG Portfolio	$15,000,000	2.1%	$88,000,000	–	$103,000,000	Benchmark 2022-B37	Midland	Rialto
RH HQ	$15,000,000	2.1%	$14,000,000	–	$29,000,000	3650R 2022 – PF2	Midland	3650 REIT
800 Cesar Chavez	$13,000,000	1.8%	$25,000,000	–	$38,000,000	3650R 2022 – PF2	Midland	3650 REIT
Meadowood Mall	$12,232,206	1.7%	$66,053,910	$27,829,718	$106,115,833	3650R 2022 – PF2	Midland	3650 REIT
PetSmart HQ	$10,000,000	1.4%	$58,000,000	–	$68,000,000	3650R 2021 – PF1	Midland	3650 REIT
Icon One Daytona	$10,000,000	1.4%	$40,000,000	–	$50,000,000	3650R 2021 – PF1	Midland	3650 REIT
Lakeshore Marketplace	$9,643,371	1.3%	$11,832,358	–	$21,475,729	3650R 2022 – PF2	Midland	3650 REIT

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “Whole Loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each Whole Loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject Whole Loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	The Concord Mills Whole Loan is currently serviced under the pooling and servicing agreement governing the Benchmark 2022-B37 securitization. From and after the securitization of the related controlling pari passu companion loan, such whole loan will be serviced under the pooling and servicing agreement governing such securitization, such securitization will be the related controlling noteholder and the directing party will be the directing certificateholder (or equivalent) specified in such pooling and servicing agreement. The related controlling pari passu companion loan is expected to be included in the BANK 2022-BNK44 securitization, which is scheduled to close on or about November 22, 2022. We cannot assure you that such companion loan will be included in such securitization or that the timing will not change.

      Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)(3)	Cut-off Date Mortgage Loan LTV(4)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(4)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(4)	Cut-off Date Total Debt UW NOI Debt Yield(2)
Patewood Corporate Center	$18,000,000	$50,500,000	$10,000,000	–	$78,500,000	4.87777%	61.5%	70.5%	2.11x	1.56x	9.1%	8.0%
Meadowood Mall	$12,232,206	$66,053,910	–	$27,829,718	$106,115,833	5.69815%	34.5%	46.7%	2.98x	1.81x	20.3%	15.0%
PetSmart HQ	$10,000,000	$58,000,000	$12,000,000	–	$80,000,000	5.43800%	61.5%	72.4%	2.26x	1.51x	10.5%	8.9%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	The Wtd. Avg Cut-off Date Total Debt Interest Rate to precision for Patewood Corporate Center and Meadowood Mall are 4.87777070063694% and 5.69814814814815%, respectively.
(4)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
11

COLLATERAL OVERVIEW (continued)

      WHOLE LOAN SUMMARY (1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(5)	Aggregate Cut-off Date Balance

Concord Mills	Non-Serviced	Note A-1-1, A-1-3	Yes (Note A-1-1)	—	BANK 2022-BNK44(7)	$100,000,000
		Note A-1-2	No	BANA	Not Identified	$40,000,000
		Note A-1-4	No	BANA	Not Identified	$10,000,000
		Notes A-2-1, A-2-3, A-2-4	No	—	3650R 2022-PF2	$60,000,000
		Note A-2-2	No	—	Benchmark 2022-B37	$25,000,000

Triple Net Portfolio	Serviced	Note A-1	No	3650 REIT	Not Identified	$20,000,000
		Note A-2	Yes (Note A-2)	—	3650R 2022-PF2	$38,500,000
		Note A-3	No	—	3650R 2022-PF2	$15,000,000
		Note A-4	No	3650 REIT	Not Identified	$10,000,000
		Note A-5	No	3650 REIT	Not Identified	$10,000,000

330 West 34th Street Leased Fee	Non-Serviced	Notes A-1, A-2, A-3	Yes (Note A-1)	—	Benchmark 2022-B37	$60,000,000
		Note A-4, A-5	No	—	3650R 2022-PF2	$40,000,000

Central States Industrial Portfolio	Serviced	Note A-1	No	—	BMO 2022-C3	$20,000,000
		Note A-2	Yes (Note A-2)	—	3650R 2022-PF2	$19,900,000
		Note A-3	No	—	3650R 2022-PF2	$10,000,000
		Note A-4	No	—	3650R 2022-PF2	$10,000,000

Art Ovation Hotel	Serviced	Note A-1	No	—	BMO 2022-C3	$10,000,000
		Note A-2	No	—	3650R 2022-PF2	$7,500,000
		Note A-3	Yes (Note A-3)	—	3650R 2022-PF2	$20,000,000
		Note A-4	No	3650 REIT	Not Identified	$20,000,000

TOTAL Plaza	Serviced	Note A-1	Yes (Note A-1)	—	3650R 2022-PF2	$22,292,385
		Notes A-2, A-3, A-4, A-5, A-6, A-7	No	Column	Not Identified	$66,877,154

500 Delaware	Serviced	Notes A-1	No	3650 REIT	Not Identified	$25,000,000
		Notes A-2	Yes (Note A-2)	—	3650R 2022-PF2	$20,000,000
		Notes A-3	No	3650 REIT	Not Identified	$15,000,000
		Notes A-4	No	3650 REIT	Not Identified	$15,000,000
		Notes A-5	No	3650 REIT	Not Identified	$10,000,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
12

COLLATERAL OVERVIEW (continued)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(5)	Aggregate Cut-off Date Balance
Patewood Corporate Center	Non-Serviced	Note A-1	Yes (Note A-1)	—	3650R 2021-PF1	$30,000,000
		Note A-2	No	3650 REIT	Not Identified	$10,000,000
		Note A-3	No	3650 REIT	Not Identified	$10,500,000
		Note A-4	No	—	3650R 2022-PF2	$18,000,000

IPG Portfolio	Non-Serviced	Note A-1	Yes (Note A-1)	—	Benchmark 2022-B37	$60,000,000
		Note A-2-1	No	—	3650R 2022-PF2	$15,000,000
		Note A-2-2	No	CREFI	Not Identified	$8,000,000
		Note A-3	No	CREFI	Not Identified	$20,000,000

RH HQ	Serviced	Note A-1	Yes (Note A-1)	—	3650R 2022-PF2	$15,000,000
		Note A-2	No	3650 REIT	Not Identified	$14,000,000

800 Cesar Chavez	Serviced	Note A-1	No	3650 REIT	Not Identified	$10,000,000
		Note A-2	Yes (Note A-2)	—	3650R 2022-PF2	$13,000,000
		Note A-3	No	3650 REIT	Not Identified	$15,000,000

Meadowood Mall(6)	Serviced	Note A-1	No	—	WFCM 2021-C61	$18,592,952
		Note A-2	No	—	BBCMS 2022-C15	$17,614,376
		Note A-3	No	—	BMO 2022-C1	$17,614,376
		Note A-4-A	No(8)	—	3650R 2022-PF2	$12,232,206
		Note A-4-B	No	3650 REIT	Not Identified	$12,232,206
		Note B	Yes (Note B)(8)	—	3650 Cal Bridge Reno LLC	$27,829,718

PetSmart HQ	Non-Serviced	Note A-1	Yes (Note A-1)	—	3650R 2021-PF1	$23,000,000
		Note A-2	No	—	3650R 2022-PF2	$10,000,000
		Note A-3	No	3650 REIT	Not Identified	$22,350,000
		Note A-4	No	3650 REIT	Not Identified	$12,650,000

Icon One Daytona	Non-Serviced	Note A-1	Yes (Note A-1)	—	3650R 2021-PF1	$25,000,000
		Note A-2	No	—	BMO 2022-C3	$7,500,000
		Note A-3	No	—	BMO 2022-C3	$7,500,000
		Note A-4	No	—	3650R 2022-PF2	$10,000,000

Lakeshore Marketplace	Serviced	Note A-1	No	—	BMO 2022-C3	$11,832,358
		Note A-2	Yes (Note A-2)	—	3650R 2022-PF2	$9,643,371

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
13

COLLATERAL OVERVIEW (continued)
(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related Whole Loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such Whole Loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related Whole Loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related intercreditor agreement. See "Description of the Mortgage Pool—The Whole Loans" in the Preliminary Prospectus.
(3)	Unless otherwise specified, with respect to each Whole Loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related intercreditor agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
(4)	Unless otherwise specified, with respect to each Whole Loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation:

“3650 REIT” means 3650 Real Estate Investment Trust 2 LLC

“CREFI” means Citi Real Estate Funding Inc.

“BANA” mean Bank of America, National Association

“Column” means Column Financial, Inc.

(6)	The subject Whole Loan is an AB Whole Loan or a Pari Passu-AB Whole Loan, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note. See “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loan” in the Preliminary Prospectus.
(7)	The Concord Mills Whole Loan is currently serviced under the pooling and servicing agreement governing the Benchmark 2022-B37 securitization. From and after the securitization of the related controlling pari passu companion loan, such Whole Loan will be serviced under the pooling and servicing agreement governing such securitization, such securitization will be the related controlling noteholder and the directing party will be the directing certificateholder (or equivalent) specified in such pooling and servicing agreement. The related controlling pari passu companion loan is expected to be included in the BANK 2022-BNK44 securitization, which is scheduled to close on or about November 22, 2022. We cannot assure you that such companion loan will be included in such securitization or that the timing will not change.
(8)	The Meadowood Mall Whole Loan is an AB Whole Loan, and the controlling note as of the date hereof is Note B. Upon the occurrence of certain trigger events specified in the related intercreditor agreement, however, control will generally shift to Note A-4-A, which more senior note will thereafter be the controlling note. Note A-4-A is expected to be included in the issuing entity, in which case the directing party for the related Whole Loan will be the Directing Holder. See “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loan—The Meadowood Mall Whole Loan—Consultation and Control” in the Preliminary Prospectus.

     Previously Securitized Mortgaged Properties(1)

Mortgaged Loan Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Acropolis Garden Cooperative	CREFI	Astoria	New York	Multifamily	$68,500,000	9.4%	CSAIL 2017-C8, CSAIL 2017-CX9
Concord Mills	GACC	Concord	North Carolina	Retail	$60,000,000	8.2%	WFRBS 2012-C10, WFRBS 2013-C11
417 & 433 West 164th Street	3650 REIT	Carson	California	Industrial	$7,870,741	1.1%	COMM 2014-CR20
5455 State Route 307 West	3650 REIT	Geneva	Ohio	Industrial	$7,683,344	1.1%	WFCM 2016-NXS5
508 Fishkill Avenue	3650 REIT	Beacon	New York	Industrial	$7,378,694	1.0%	CSAIL 2016-C5
10701 East 126th Street North	3650 REIT	Collinsville	Oklahoma	Industrial	$4,872,364	0.7%	CSAIL 2016-C5
120-150 West 154th Street	3650 REIT	Gardena	California	Industrial	$4,696,409	0.6%	COMM 2014-CR20
529 Aldo Avenue	3650 REIT	Santa Clara	California	Industrial	$4,424,557	0.6%	COMM 2014-CR20
758 East Utah Valley Drive	3650 REIT	American Fork	Utah	Office	$4,409,708	0.6%	CSAIL 2016-C5
7051 Patterson Drive	3650 REIT	Garden Grove	California	Industrial	$3,299,166	0.5%	COMM 2014-CR20
2801 North Earl Rudder Freeway	3650 REIT	Bryan	Texas	Industrial	$2,248,784	0.3%	COMM 2014-CR20
1200 North Maitlen Drive	3650 REIT	Cushing	Oklahoma	Industrial	$1,649,107	0.2%	CSAIL 2016-C5
5450 Bishop Road	3650 REIT	Geneva	Ohio	Industrial	$1,060,676	0.1%	WFCM 2016-NXS5
13210 Kingston Avenue	3650 REIT	Chester	Virginia	Industrial	$565,944	0.1%	COMM 2014-CR20
Ace Hotel & Swim Club	GACC	Palm Springs	California	Hospitality	$39,000,000	5.4%	AREIT 2018-CRE1
Anytime Storage #52	CREFI	Tucson	Arizona	Self Storage	$5,000,000	0.7%	GSMS 2018-GS9
Anytime Storage #53	CREFI	Tucson	Arizona	Self Storage	$4,650,000	0.6%	GSMS 2018-GS9
Anytime Storage #55	CREFI	Tucson	Arizona	Self Storage	$4,100,000	0.6%	GSMS 2018-GS9
Anytime Storage #62	CREFI	Apache Junction	Arizona	Self Storage	$3,325,000	0.5%	GSMS 2018-GS9
Anytime Storage #54	CREFI	Tucson	Arizona	Self Storage	$3,100,000	0.4%	GSMS 2018-GS9
Anytime Storage #59	CREFI	Phoenix	Arizona	Self Storage	$2,750,000	0.4%	GSMS 2018-GS9
Anytime Storage #56	CREFI	Bisbee	Arizona	Self Storage	$2,450,000	0.3%	GSMS 2018-GS9
Anytime Storage #61	CREFI	Williams	Arizona	Self Storage	$2,150,000	0.3%	GSMS 2018-GS9
Anytime Storage #60	CREFI	Flagstaff	Arizona	Self Storage	$1,025,000	0.1%	GSMS 2018-GS9
Grove Northridge	3650 REIT	Northridge	California	Retail	$25,000,000	3.4%	WFRBS 2012-C9
Patewood Corporate Center	3650 REIT	Greenville	South Carolina	Office	$18,000,000	2.5%	GPMT 2018-FL1
University Corporate Center I	CREFI	Orlando	Florida	Office	$14,500,000	2.0%	MSC 2018-BOP

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
14

COLLATERAL OVERVIEW (continued)

     Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Retail	8	$181,529,799	24.9%	2.13x	51.6%	13.8%
Anchored	5	$87,047,594	12.0%	2.03x	58.6%	12.3%
Super Regional Mall	1	$60,000,000	8.2%	2.02x	39.8%	16.0%
Shadow Anchored	1	$22,250,000	3.1%	2.34x	65.2%	9.9%
Regional Mall	1	$12,232,206	1.7%	2.98x	34.5%	20.3%
Industrial	34	$141,365,292	19.4%	1.66x	56.7%	9.7%
Warehouse/Distribution	14	$58,720,872	8.1%	1.57x	51.2%	10.4%
Manufacturing	14	$43,135,241	5.9%	1.70x	60.7%	9.2%
Flex	3	$14,832,267	2.0%	1.67x	63.1%	9.0%
Warehouse	1	$13,000,000	1.8%	2.00x	53.7%	8.4%
Cold Storage	1	$9,119,048	1.3%	1.59x	65.5%	9.4%
Manufacturing/ Warehouse/Distribution	1	$2,557,863	0.4%	1.59x	65.5%	9.4%
Office	7	$104,202,093	14.3%	1.99x	60.1%	11.2%
Suburban	5	$61,909,708	8.5%	2.03x	61.7%	10.8%
CBD	2	$42,292,385	5.8%	1.92x	57.6%	11.7%
Multifamily	4	$95,812,500	13.2%	2.33x	40.6%	13.1%
Cooperative	1	$68,500,000	9.4%	2.35x	30.5%	14.5%
Garden	3	$27,312,500	3.8%	2.26x	66.0%	9.6%
Hospitality	3	$80,462,928	11.0%	2.15x	59.4%	16.3%
Full Service	2	$66,500,000	9.1%	2.21x	59.0%	16.6%
Limited Service	1	$13,962,928	1.9%	1.88x	61.5%	14.9%
Self Storage	14	$64,300,000	8.8%	1.47x	55.5%	9.4%
Leased Fee	1	$40,000,000	5.5%	3.41x	38.6%	15.8%
Mixed Use	1	$20,500,000	2.8%	2.43x	64.3%	11.4%
Retail/Office	1	$20,500,000	2.8%	2.43x	64.3%	11.4%
Total / Wtd. Avg.	72	$728,172,612	100.0%	2.07x	53.2%	12.4%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
15

COLLATERAL OVERVIEW (continued)

      Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	4	$134,753,694	18.5%	$548,800,000	17.9%	$28,394,322	14.7%
California	8	$112,290,873	15.4%	$278,800,000	9.1%	$19,722,826	10.2%
Florida	5	$82,400,000	11.3%	$234,000,000	7.6%	$14,934,621	7.7%
North Carolina	2	$61,078,205	8.4%	$603,800,000	19.7%	$38,420,918	19.9%
Nevada	3	$49,982,206	6.9%	$286,200,000	9.3%	$19,663,679	10.2%
Texas	5	$48,627,891	6.7%	$231,350,000	7.5%	$15,252,823	7.9%
Arizona	11	$44,200,000	6.1%	$169,750,000	5.5%	$10,345,130	5.4%
Michigan	11	$42,500,238	5.8%	$114,330,000	3.7%	$8,181,475	4.2%
Tennessee	1	$24,830,000	3.4%	$37,360,000	1.2%	$3,017,140	1.6%
South Carolina	2	$20,863,412	2.9%	$148,900,000	4.9%	$8,329,622	4.3%
Georgia	1	$20,500,000	2.8%	$31,900,000	1.0%	$2,336,294	1.2%
Delaware	1	$20,000,000	2.7%	$125,700,000	4.1%	$8,537,392	4.4%
Oregon	1	$13,962,928	1.9%	$22,700,000	0.7%	$2,087,208	1.1%
Kentucky	2	$11,379,666	1.6%	$22,650,000	0.7%	$1,500,350	0.8%
Ohio	2	$8,744,020	1.2%	$23,200,000	0.8%	$1,343,039	0.7%
Virginia	3	$6,690,549	0.9%	$81,540,000	2.7%	$4,505,738	2.3%
Oklahoma	2	$6,521,471	0.9%	$17,400,000	0.6%	$1,001,667	0.5%
Minnesota	1	$6,088,247	0.8%	$14,500,000	0.5%	$859,264	0.4%
Utah	2	$5,638,854	0.8%	$30,000,000	1.0%	$1,642,824	0.9%
Illinois	2	$2,283,046	0.3%	$19,800,000	0.6%	$1,108,215	0.6%
Colorado	1	$2,000,000	0.3%	$4,350,000	0.1%	$200,045	0.1%
Arkansas	1	$1,438,798	0.2%	$2,700,000	0.1%	$203,065	0.1%
Wisconsin	1	$1,398,514	0.2%	$17,500,000	0.6%	$1,203,350	0.6%
Total	72	$728,172,612	100.0%	$3,067,230,000	100.0%	$192,791,007	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
16

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,000,000 - 9,999,999	6	$39,555,871	5.4%
10,000,000 - 19,999,999	12	168,144,356	23.1
20,000,000 - 29,999,999	8	185,372,385	25.5
30,000,000 - 39,999,999	3	113,100,000	15.5
40,000,000 - 49,999,999	1	40,000,000	5.5
50,000,000 - 59,999,999	1	53,500,000	7.3
60,000,000 - 68,500,000	2	128,500,000	17.6
Total	33	$728,172,612	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.28 - 1.99	15	$300,473,684	41.3%
2.00 - 2.49	14	324,392,500	44.5
2.50 - 2.99	3	63,306,428	8.7
3.00 - 3.41	1	40,000,000	5.5
Total	33	$728,172,612	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	26	$570,467,500	78.3%
Amortizing Balloon	6	130,205,112	17.9
Interest Only, Amortizing Balloon(2)	1	27,500,000	3.8
Total	33	$728,172,612	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only period is 24 months.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	18	$470,254,590	64.6%
Springing	12	215,005,522	29.5
Soft	2	32,912,500	4.5
None	1	10,000,000	1.4
Total	33	$728,172,612	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.5 - 39.9	5	$199,607,206	27.4%
40.0 - 49.9	3	51,392,385	7.1
50.0 - 59.9	8	144,774,222	19.9
60.0 - 68.6	17	332,398,800	45.6
Total	33	$728,172,612	100.0%
(1)	See footnotes (1), (4), and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.5 - 39.9	5	$199,607,206	27.4%
40.0 - 49.9	5	90,966,607	12.5
50.0 - 59.9	7	119,162,928	16.4
60.0 - 68.6	16	318,435,871	43.7
Total	33	$728,172,612	100.0%
(1)	See footnotes (1), (4), and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	20	$492,406,856	67.6%
Acquisition	12	213,473,371	29.3
Recapitalization	1	22,292,385	3.1
Total	33	$728,172,612	100.0%

Distribution of Mortgage Rates(1)
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.3800 – 3.9999	4	$44,218,928	6.1%
4.0000 – 4.4999	6	80,293,371	11.0
4.5000 – 5.4999	8	233,292,385	32.0
5.5000 – 5.9999	7	184,805,000	25.4
6.0000 – 7.0780	8	185,562,928	25.5
Total	33	$728,172,612	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
17

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.9 - 7.9	1	$10,000,000	1.4%
8.0 - 8.9	2	66,500,000	9.1
9.0 - 9.9	5	137,350,000	18.9
10.0 - 10.9	7	69,912,500	9.6
11.0 - 11.9	5	74,875,000	10.3
12.0 - 13.4	5	96,265,756	13.2
13.5 - 14.9	4	122,037,150	16.8
15.0 - 20.3	4	151,232,206	20.8
Total	33	$728,172,612	100.0%
(1)	See footnotes (1), (5), and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.8 - 7.9	1	$10,000,000	1.4%
8.0 - 8.9	4	124,400,000	17.1
9.0 - 9.9	8	138,962,500	19.1
10.0 - 10.9	4	30,900,000	4.2
11.0 - 11.9	8	150,640,756	20.7
12.0 - 13.4	1	27,500,000	3.8
13.5 - 14.9	3	94,537,150	13.0
15.0 - 19.1	4	151,232,206	20.8
Total	33	$728,172,612	100.0%
(1)	See footnotes (1), (5), and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$27,500,000	3.8%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$36,375,577	5.0%
84	3	43,000,000	5.9
120	27	648,797,035	89.1
Total	33	$728,172,612	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
49 - 59	3	$36,375,577	5.0%
65 - 79	3	43,000,000	5.9
106 - 120	27	648,797,035	89.1
Total	33	$728,172,612	100.0%
Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	26	$570,467,500	78.3%
300	1	12,232,206	1.7
360	6	145,472,907	20.0
Total	33	$728,172,612	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	26	$570,467,500	78.3%
289	1	12,232,206	1.7
350 - 360	6	145,472,907	20.0
Total	33	$728,172,612	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	28	$655,199,706	90.0%
Yield Maintenance or Defeasance	4	63,329,535	8.7
Yield Maintenance	1	9,643,371	1.3
Total	33	$728,172,612	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	23	$448,148,022	61.5%
Replacement Reserves(1)	24	$424,605,227	58.3%
TI/LC(2)	17	$389,804,799	87.1%
Insurance	13	$243,893,800	33.5%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
18

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Patewood Corporate Center	Office	$18,000,000	2.5%	67	2.11x	9.1%	61.5%
University Corporate Center I	Office	$14,500,000	2.0%	59	1.86x	12.8%	55.6%
Meadowood Mall	Retail	$12,232,206	1.7%	49	2.98x	20.3%	34.5%
PetSmart HQ	Office	$10,000,000	1.4%	65	2.26x	10.5%	61.5%
Lakeshore Marketplace	Retail	$9,643,371	1.3%	50	1.93x	12.8%	66.0%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of Certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.
(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

Class A-3 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
RH HQ	Office	$15,000,000	2.1%	79	2.04x	11.5%	68.2%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-3 certificates assuming no prepayments prior to the maturity date for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of Certificates, including the Class A-3 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.
(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
19

STRUCTURAL OVERVIEW (continued)
Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of (i) specified trust expenses, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer and CREFC® and (ii) any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):
First,	to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class X-A certificates, up to and amount equal to, and pro rata in accordance with, their respective interest entitlements.
Second,	to the extent of funds allocated to principal and available for distribution: (i) first, to principal on the Class A-SB certificates, until the certificate balance of the Class A-SB certificates is reduced to the scheduled principal balance for the related distribution date set forth in Annex F to the Preliminary Prospectus, (ii) then, to principal on the Class A-1 certificates, until the certificate balance of the Class A-1 certificates has been reduced to zero, (iii) then, to principal on the Class A-2 certificates, until the certificate balance of the Class A-2 certificates has been reduced to zero, (iv) then, to principal on the Class A-3 certificates, until the certificate balance of the Class A-3 certificates has been reduced to zero, (v) then, to principal on the Class A-4 certificates, until the certificate balance of the Class A-4 certificates has been reduced to zero, (vi) then, to principal on the Class A-5 certificates, until the certificate balance of the Class A-5 certificates has been reduced to zero and (vii) then, to principal on the Class A-SB certificates, until the certificate balance of the Class A-SB certificates has been reduced to zero. If the certificate balance of each class of Principal Balance Certificates (other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB certificates) has been reduced to zero, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances and without regard to the scheduled principal balance of the Class A-SB certificates.
Third,	to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB certificates, first (x) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed losses on the mortgage loans previously allocated to each such class, then (y) up to an amount equal to all accrued and unpaid interest on that amount set forth in clause (x) at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Fourth,	(i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) second, to the extent of funds allocated to principal remaining after any distributions in respect of principal to each class of certificates with a higher payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) third, to reimburse the Class A-S certificates first (x) up to an amount equal to the aggregate unreimbursed losses on the mortgage loans previously allocated to that class, then (y) up to an amount equal to all accrued and unpaid interest on that amount set forth in clause (x) at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

Fifth,	(i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) second, to the extent of funds allocated to principal remaining after any distributions in respect of principal to each class of certificates with a higher payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) third, to reimburse the Class B certificates first (x) up to an amount equal to the aggregate unreimbursed losses on the mortgage loans previously allocated to that class, then (y) up to an amount equal to all accrued and unpaid interest on that amount set forth in clause (x) at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

Sixth,	after the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S and Class B certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class C, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates sequentially in that order in a manner analogous to that described in clause Fifth above with respect to the Class B certificates, until the certificate balance of each such class is reduced to zero.

For more detailed information regarding the distributions on the certificates, see “Description of the Certificates—Distributions—Priority of Distributions” in the Preliminary Prospectus.

Realized Losses	The certificate balance of each class of Principal Balance Certificates will be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class of certificates on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class NR-RR certificates; then, to the Class J-RR certificates, then, to the Class G-RR certificates; then, to the Class F-RR certificates; then, to the Class E-RR certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates; and, finally, pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, based on their then-current respective certificate balances. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
20

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance Charges	On each Distribution Date, yield maintenance charges, if any, collected and allocated in respect of the mortgage loans during the one-month period ending on the related Determination Date are required to be distributed to certificateholders (excluding the holders of the Class F-RR, Class G-RR, Class J-RR Class NR-RR and Class R certificates) as follows: (1) pro rata, between (x) the group (“YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, and Class A-S certificates, and (y) the group (“YM Group B” and, collectively with YM Group A, the “YM Groups”) of the Class B, Class C, Class D and Class E-RR certificates, based upon the aggregate amount of principal distributed to the classes of Principal Balance Certificates in each YM Group on such Distribution Date; and (2) as among the respective classes of certificates in each YM Group in the following manner: (A) on a pro rata basis in accordance with their respective entitlements in those yield maintenance charges, to each class of Principal Balance Certificates in such YM Group with a certificate balance in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Principal Balance Certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment with respect to such class of Principal Balance Certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of Principal Balance Certificates in such YM Group, in the case of amounts distributable to YM Group A, to the Class X-A certificates Any yield maintenance charges collecting during the related collection period remaining after such distributions described in the preceding paragraph will be allocated to the Class P certificates.
The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E-RR certificates is a fraction (a) whose numerator is the greater of (x) zero and (y) the difference between (i) the pass-through rate on such class of certificates and (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the greater of zero and the difference between (i) the net mortgage loan rate on such mortgage loan (or serviced whole loan, if applicable) and (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one or less than zero. If such discount rate is greater than or equal to the lesser of (x) the net mortgage loan rate on the related mortgage loan or serviced whole loan, as applicable, and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the net mortgage loan rate on such mortgage loan or serviced whole loan, as applicable, but less than the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal one.
If a prepayment premium (calculated as a fixed percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge and a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.
No prepayment premiums or yield maintenance charges will be distributed to holders of the Class F-RR, Class G-RR, Class J-RR, Class NR-RR or Class R certificates. After the certificate balances and notional amount of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B, Class C, Class D and Class E-RR have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to the holders of the Class P certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Distributions” in the Preliminary Prospectus.
Advances	The master servicer and, if the master servicer fails to do so, the trustee, will be obligated to make (i) P&I advances with respect to each mortgage loan in the issuing entity and (ii) with respect to each mortgage loan (other than the non-serviced mortgage loans) and serviced whole loan, servicing advances, including paying delinquent real estate taxes, assessments and hazard insurance premiums and to cover other similar costs and expenses necessary to preserve the priority of or enforce the related Mortgage Loan documents or to protect, lease, manage and maintain the related Mortgaged Property, but only to the extent that those advances are not deemed nonrecoverable from collections on the related mortgage loan (or, if applicable, the related serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. The special servicer will have no obligation to make servicing advances; provided that, the special servicer will be entitled to make a servicing advance in an urgent or emergency situation, and the master servicer will be required to reimburse the special servicer for such advance, with interest, unless such advance is determined to be nonrecoverable by the master servicer in accordance with the servicing standard (in which case it will be reimbursed out of the collection account). Notwithstanding the foregoing, servicing advances for the non-serviced mortgage loans will be made by the parties to, and pursuant to, the applicable non-serviced pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
21

STRUCTURAL OVERVIEW (continued)

Whole Loans / Non-

Serviced Mortgage Loans	The mortgaged properties identified on Annex A-1 to the Preliminary Prospectus as Concord Mills, Triple Net Portfolio, 330 West 34th Street Leased Fee, Central States Industrial Portfolio, Art Ovation Hotel, TOTAL Plaza, 500 Delaware, Patewood Corporate Center, IPG Portfolio, RH HQ, 800 Cesar Chavez, Meadowood Mall, PetSmart HQ, Icon One Daytona, and Lakeshore Marketplace each secure both a mortgage loan to be included in the trust fund and one or more other companion loans that will not be included in the trust fund, each of which will be pari passu or subordinate in right of payment with the mortgage loan included in the trust fund. We refer to each such group of related loans as a “whole loan”. As of the Closing Date, the pari passu companion loans and the subordinate companion loans are expected to be held by the party identified in “Whole Loan Summary” above and the table titled “Whole Loan Control Notes and Non-Control Notes” in “Description of the Mortgage Pool—The Whole Loans—General” in the Preliminary Prospectus.

The Concord Mills, 330 West 34th Street Leased Fee, Patewood Corporate Center, IPG Portfolio, PetSmart HQ and Icon One Daytona mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related intercreditor agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related non-serviced pooling and servicing agreement and the related intercreditor agreements. The related non-serviced pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

The Meadowood Mall whole loan is a serviced whole loan and also has a related serviced subordinate companion loan and is referred to in this prospectus as a “serviced AB whole loan”.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan (or serviced whole loan, if applicable)) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan exceeds 90% of the appraised value of the related mortgaged property (as determined by one or more appraisals obtained by the special servicer) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan (net of other amounts overdue or advanced in connection with such required appraisal loan). In general, subject to the discussion in the succeeding paragraph, any appraisal reduction amount calculated with respect to a whole loan will be allocated to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of the non-serviced mortgage loans, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related non-serviced pooling and servicing agreement. As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan (and, in the case of any whole loan, to the extent allocated in the related mortgage loan), the amount of any P&I advance will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class of certificates then-outstanding (exclusive of the Class P and Class R certificates) (i.e., first to the Class NR-RR certificates, then to the Class J-RR certificates, then to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E-RR certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and finally, pro rata based on their respective interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class X-A certificates). In general, a serviced mortgage loan and serviced whole loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.
At any time an appraisal is ordered under the pooling and servicing agreement with respect to a mortgaged property that would result in an appraisal reduction amount with respect to the related mortgage loan and would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
A controlling class that becomes an appraised-out class due to the application of any appraisal reduction amounts or collateral deficiency amounts will be entitled to continue to exercise the rights of the controlling class as further described under “Pooling and Servicing Agreement—Appraisal Reduction Amounts” in the Preliminary Prospectus. See also “Control/Consultation Rights” below.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
22

STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the pool of mortgage loans remaining in the issuing entity is less than 1.0% of the aggregate principal balance of the mortgage loans as of the cut-off date, certain entities specified in the Preliminary Prospectus will have the option to purchase all of the remaining mortgage loans (including all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. If the aggregate certificate balances of all certificates (excluding the Class X-A Certificates) senior to the Class E-RR certificates, and the notional amounts of the Class X-A certificates have been reduced to zero, there is only one holder (or multiple holders acting unanimously) and, if the then-outstanding pool balance is equal to or greater than 8.125% of such balance as of the Closing Date and the master servicer has consented, then the issuing entity could also be terminated in connection with a voluntary exchange of all the then-outstanding certificates (excluding the Class P and Class R certificates) for the mortgage loans, but all of the holders of those classes of outstanding certificates (excluding the Class P and Class R certificates) would have to voluntarily participate in the exchange.

Directing Certificateholder

/ Directing Holder	The “Directing Certificateholder” will generally be the controlling class certificateholder or other representative designated by the holder(s) of at least a majority of the voting rights of the controlling class. The controlling class is the most subordinate class of the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates (the “Control Eligible Certificates”) that has an aggregate certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of such class of certificates, or, if no class of Control Eligible Certificates meets the preceding requirement, the most senior class of Control Eligible Certificates. The controlling class as of the Closing Date will be the Class NR-RR certificates. At any time when Class E-RR is the controlling class, the majority Class E-RR certificateholders may elect under certain circumstances to waive its rights as the controlling class certificateholders under the pooling and servicing agreement. See “Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Directing Certificateholder.
3650 Real Estate Investment Trust 2 LLC (or its majority-owned affiliate) is expected to purchase the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR certificates and, on the Closing Date, is expected to be the initial Directing Certificateholder.
The “Directing Holder" will initially be (a) with respect to any mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan (other than the serviced AB whole loan), the Directing Certificateholder, and (b) with respect to the serviced AB whole loan, (i) for so long as no related control appraisal period exists under the related intercreditor agreement, the AB Whole Loan Controlling Holder and (ii) for so long as a related control appraisal period exists under the related intercreditor agreement, the Directing Certificateholder. For a description of the directing holder for the non-serviced whole loans, see “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
The “AB Whole Loan Controlling Holder” means with respect to the Meadowood Mall Whole Loan, the holder of the Meadowood Mall Subordinate Companion Loan.

Control/Consultation

Rights	The Directing Holder will be entitled to have consultation and approval rights with respect to certain decisions (including with respect to assumptions, waivers, loan modifications and workouts). So long as no Control Termination Event is continuing, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, actions that would constitute certain major decisions with respect to a serviced mortgage loan or serviced whole loan and will also have the right to notice and to consent to certain actions that would constitute major decisions that the special servicer plans on taking with respect to any such serviced mortgage loan or serviced whole loan, in each case subject to the servicing standard and other restrictions as described in the Preliminary Prospectus. During a Control Termination Event and for so long as no Consultation Termination Event is continuing, all of the rights of the Directing Holder will terminate other than a right to consult with respect to certain major decisions, special servicer decisions and other matters as to which it previously had approval rights. For so long as an Operating Advisor Consultation Event is continuing, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, with respect to any serviced whole loan for the benefit of the holders of the related companion loan (as a collective whole as if such certificateholders and holders of the related companion loans constituted a single lender, taking into account the pari passu or subordinate nature of any such companion loan).
A “Control Termination Event” will occur when (i) no class of Control Eligible Certificates exists that has a certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amounts allocable to such class) that is at least equal to 25% of the initial certificate balance of such class; (ii) such mortgage loan or whole loan is an excluded loan; or (iii) a holder of the Class E-RR certificates becomes the majority controlling class certificateholder and irrevocably waives its right, in writing, to exercise any of the rights of the controlling class certificateholder and such rights have not been reinstated to a successor controlling class certificateholder; provided that a Control Termination Event will not be deemed continuing in the event that the certificate balances of the certificates other than the Control Eligible Certificates have been reduced to zero as a result of principal payments on the mortgage loans; provided, further, that with respect to the serviced AB whole loan, no Control Termination Event will be deemed to be continuing unless a Control Appraisal Period is continuing under the related intercreditor agreement and a Control Termination Event is continuing.
The “Cumulative Appraisal Reduction Amount” as of any date of determination, is equal to the sum of (i) all appraisal reduction amounts then in effect, and (ii) with respect to any AB Modified Loan, any collateral deficiency amount then in effect.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
23

STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights (cont’d)	An “AB Modified Loan” means any corrected loan (1) that became a corrected loan (which includes for purposes of this definition any non-serviced mortgage loan that became a “corrected loan” (or any term substantially similar thereto) pursuant to the related non-serviced pooling and servicing agreement) due to a modification thereto that resulted in the creation of an AB note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the issuing entity or the original unmodified mortgage loan and (2) as to which an appraisal reduction amount is not in effect.
A “Consultation Termination Event” will occur when (i) there is no class of Control Eligible Certificates that has a then-outstanding aggregate certificate balance is at least equal to 25% of the initial certificate balance of that class, in each case, without regard to the application of any Cumulative Appraisal Reduction Amounts or (ii) a holder of the Class E-RR certificates is the majority controlling class certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the controlling class certificateholder and such rights have not been reinstated to a successor controlling class certificateholder pursuant to the terms of the pooling and servicing agreement; provided that no Consultation Termination Event resulting solely from the operation of clause (ii) will be deemed to have existed or be in continuance with respect to a successor holder of the Class E-RR certificates that has not irrevocably waived its right to exercise any of the rights of the controlling class certificateholder; provided, further, that a Consultation Termination Event will not be deemed to be continuing (other than with respect to a Consultation Termination Event pursuant to clause (ii)) if the Certificate Balances of all Classes of Principal Balance Certificates (other than the Control Eligible Certificates) have been reduced to zero; provided, further, that with respect to the serviced AB whole loan, no Consultation Termination Event will be deemed to be continuing unless a control appraisal period is continuing under the related intercreditor agreement and a Consultation Termination Event is continuing.
With respect to any excluded loan applicable to the Directing Holder, a Consultation Termination Event will be deemed to exist with respect to such excluded loan at all times. With respect to each non-serviced whole loan, so long as a Consultation Termination Event does not exist, the Directing Certificateholder will have certain consultation rights with respect to certain major decisions regarding the non-serviced whole loans, and the applicable directing holder or directing certificateholder (or equivalent entity) pursuant to the related non-serviced pooling and servicing agreement or intercreditor agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such non-serviced whole loan, as provided for in the related intercreditor agreement and in the related non-serviced pooling and servicing agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
Notwithstanding any contrary description set forth above, in the event that, with respect to any mortgage loan, the Directing Holder or any controlling class certificateholder is a Borrower Party (any of the above, as applicable, an “Excluded Controlling Class Holder”), such Excluded Controlling Class Holder will not have any consultation or approval rights with respect to such mortgage loan and will have no right to receive asset status reports or such other information as may be specified in the pooling and servicing agreement. A “Borrower Party” is a borrower, a mortgagor, a manager of a mortgaged property or the holder of a mezzanine loan that has been accelerated or as to which foreclosure or enforcement proceedings have been commenced against the equity collateral pledged to secure the related mezzanine loan, a person controlling or controlled by or under common control with the foregoing or any other such person owning, directly or indirectly, 25% or more of the beneficial interests in such borrower, mortgagor, manager of a mortgaged property or mezzanine lender.
See “Pooling and Servicing Agreement—Appraisal Reduction Amounts” and “—The Directing Holder” in the Preliminary Prospectus.

Servicing Standard	Each of the mortgage loans (other than the non-serviced mortgage loans) and serviced whole loan(s) will be serviced by the master servicer and the special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer are obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder of the related serviced companion loan) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu and/or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
(a) for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b) for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
24

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus, the special servicer may generally be replaced, prior to a Control Termination Event, at any time and without cause, by the Directing Holder so long as, among other things, the Directing Holder provides a replacement special servicer that meets the requirements of the pooling and servicing agreement.

During a Control Termination Event, the holders of at least 25% of the voting rights of the Principal Balance Certificates may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of a “certificateholder quorum” (holders of certificates evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses) of the Principal Balance Certificates), or (b) more than 50% of the voting rights of each class of Principal Balance Certificates (but in the case of this clause (b) only such classes of Principal Balance Certificates that, in each case, have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate balance of such class, minus all payments of principal made on such class of certificates), vote affirmatively to so replace such special servicer.

Servicing Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other amendments to the terms of the mortgage loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan or serviced whole loan, if applicable (i.e., reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, but not yet reimbursed to the trust or servicers), or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, will be subject to a cap equal to the greater of (i) 1.0% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.
All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, or related REO property; provided that if the mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, ceased to be a corrected loan within 12 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Charges: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, by the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan, if applicable, and any excess received with respect to a serviced loan will be paid to the master servicer or the special servicer. To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% (or 0.50% in the case of the TOTAL Plaza whole loan) and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000, except that the liquidation fee will be zero with respect to certain liquidation events set forth in the pooling and servicing agreement. For any mortgage loan (other than a non-serviced loan) or serviced whole loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% (or 0.50% in the case of the TOTAL Plaza whole loan) and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan or serviced whole loan, if applicable, from the date such serviced loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on any mortgage loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.
Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
25

STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will have certain review and consultation rights relating to the performance of the special servicer and with respect to its actions taken in connection with the resolution and/or liquidation of specially serviced loans.
With respect to each mortgage loan (other than a non-serviced mortgage loan), the operating advisor will be responsible for:
(a) reviewing the actions of the special servicer with respect to any specially serviced loan to the extent described in the Preliminary Prospectus and required under the pooling and servicing agreement;
(b) reviewing (i) all reports by the special servicer made available to privileged persons that are posted on the certificate administrator’s website that are relevant to the operating advisor’s obligations under the pooling and servicing agreement and (ii) each asset status report (during the continuance of an Operating Advisor Consultation Event) and final asset status report;
(c) recalculating and reviewing for accuracy and consistency with the pooling and servicing agreement the mathematical calculations and the corresponding application of the non-discretionary portion of the applicable formulas required to be utilized in connection with (i) appraisal reduction amounts, collateral deficiency amounts, and Cumulative Appraisal Reduction Amounts and (ii) net present value calculations used in the special servicer’s determination of what course of action to take in connection with the workout or liquidation of a specially serviced loan; and
(d) preparing an annual report (if any mortgage loan (other than a non-serviced mortgage loan) or serviced whole loan was a specially serviced loan at any time during the prior calendar year or the operating advisor was entitled to consult with the special servicer with respect to any major decision if an Operating Advisor Consultation Event occurred during the prior calendar year) that sets forth whether the operating advisor believes, in its sole discretion exercised in good faith, that the special servicer is operating in compliance with the servicing standard with respect to its performance of its duties under the pooling and servicing agreement with respect to specially serviced loans (and, during the continuance of an Operating Advisor Consultation Event, also with respect to major decisions on non-specially serviced loans) during the prior calendar year on an “asset-level basis”. The operating advisor will identify (1) which, if any, standards the operating advisor believes, in its sole discretion exercised in good faith, the special servicer has failed to comply and (2) any material deviations from the special servicer’s obligations under the pooling and servicing agreement with respect to the resolution or liquidation of any specially serviced loan or REO property (other than with respect to any REO property related to any non-serviced mortgage loan); provided, however, that in the event the special servicer is replaced, the operating advisor annual report will only relate to the entity that was acting as special servicer as of December 31 in the prior calendar year and is continuing in such capacity through the date of such operating advisor annual report. In addition, in preparing any operating advisor annual report, the operating advisor will not be required to report on instances of noncompliance with, or deviations from, the servicing standard or the special servicer’s obligations under the pooling and servicing agreement that the operating advisor determines, in its sole discretion exercised in good faith, to be immaterial.
With respect to each mortgage loan (other than any non-serviced mortgage loan) or serviced whole loan, after the operating advisor has received notice that an Operating Advisor Consultation Event has occurred and is continuing, in addition to the duties described above, the operating advisor will be required to perform the following additional duties:
●	to consult (on a non-binding basis) with the special servicer in respect of asset status reports in accordance with the Operating Advisor Standard; and
●	to consult (on a non-binding basis) with the special servicer to the extent it has received a major decision reporting package in accordance with the Operating Advisor Standard with respect to major decisions processed by the special servicer.

In addition, if at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard described above, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the companion loan holders, as a collective whole, as if such certificateholders and companion loan holders constituted a single lender, then the operating advisor may recommend the replacement of the special servicer and will submit its formal recommendation to the trustee and the certificate administrator, with a copy to the special servicer (along with relevant information justifying its recommendation) (provided that the operating advisor will not be permitted to recommend the replacement of the special servicer for any whole loan so long as the holder of the related companion loan is the Directing Holder under the related intercreditor agreement) and recommending a suggested replacement special servicer.

The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days of the report being posted to the certificate administrator’s website by an affirmative vote of holders of certificates evidencing at least a majority of a quorum of certificateholders (which, for this purpose, is the holders of certificates that (i) evidence at least 20% of the voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis, and (ii) consist of at least three certificateholders or certificate owners that are not affiliated with each other). In the event the holders of principal balance
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
26

STRUCTURAL OVERVIEW (continued)
Operating Advisor (cont’d)	certificates evidencing at least a majority of a quorum of certificateholders elect to remove and replace the special servicer (which requisite affirmative votes must be received within 180 days of the posting of the notice of the operating advisor’s recommendation to replace the special servicer to the certificate administrator's website), the certificate administrator will be required to receive a rating agency confirmation from each of the rating agencies at that time, and confirmation from the applicable rating agencies that such replacement will not result in the downgrade, withdrawal or qualification of the then-current ratings of any class of any related serviced pari passu companion loan securities.
An “Operating Advisor Consultation Event” will occur when (i) the HRR Certificates have an aggregate certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amounts allocable to any class of HRR Certificates) equal to or less than 25% or less of the initial aggregate certificate balance of the HRR Certificates, or (ii) a Control Termination Event is continuing (or a Control Termination Event would be continuing if not for the last proviso in the definition thereof).

The “Operating Advisor Standard” means the requirement that the operating advisor must act solely on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, with respect to any serviced whole loan for the benefit of the holders of the related companion loan (as a collective whole as if such certificateholders and the holders of the related companion loans constituted a single lender, taking into account the pari passu or subordinate nature of any such companion loan), and not in the best interest of nor for the benefit of holders of any particular class of certificates (as determined by the operating advisor in the exercise of its good faith and reasonable judgment), but without regard to any conflict of interest arising from any relationship that the operating advisor or any of its affiliates may have with any of the underlying borrowers, property managers, any sponsor, any mortgage loan seller, the depositor, the master servicer, the special servicer, the asset representations reviewer, the Directing Holder, any certificateholder or any of their affiliates. The operating advisor will perform its duties under the pooling and servicing agreement in accordance with the Operating Advisor Standard.

The operating advisor will generally have no rights or obligations with respect to any non-serviced whole loan. See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25.0% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in the aggregate constitutes at least 20.0% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

Replacement of the Asset

Representations Review	The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights (without regard to the application of any Cumulative Appraisal Reduction Amounts) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request. Upon the written direction of certificateholders evidencing at least 75% of a certificateholder quorum (without regard to the application of any Cumulative Appraisal Reduction Amounts), the trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement, and the proposed successor asset representations reviewer will be appointed.

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.
Generally, in the event that a repurchase request is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the “initial requesting certificateholder” (if any) and to the certificate administrator who will make such notice available to all other certificateholders and certificate owners indicating the enforcing servicer’s intended course of action with respect to the repurchase request. Such notice will notify all certificateholders and certificate owners that in the event any certificateholder disagrees with the enforcing servicer’s intended course of action, the enforcing servicer will be required to follow the course of action agreed to and/or proposed by the majority of the responding certificateholders that involves referring the matter to mediation or arbitration, as the case may be. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
27

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions (cont’d)	arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has paid a loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement or (vii) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
28

21-77 33rd Street Astoria, NY 11105	Collateral Asset Summary – Loan No. 1 Acropolis Garden Cooperative	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,500,000 30.5% 2.35x 14.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
29

21-77 33rd Street Astoria, NY 11105	Collateral Asset Summary – Loan No. 1 Acropolis Garden Cooperative	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,500,000 30.5% 2.35x 14.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
30

21-77 33rd Street Astoria, NY 11105	Collateral Asset Summary – Loan No. 1 Acropolis Garden Cooperative	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,500,000 30.5% 2.35x 14.5%
Mortgage Loan Information
Loan Seller:	CREFI
Loan Purpose:	Refinance
Borrower Sponsor(1):	Acropolis Gardens Realty Corp.
Borrower(1):	Acropolis Gardens Realty Corp.
Original Balance:	$68,500,000
Cut-off Date Balance:	$68,500,000
% by Initial UPB:	9.4%
Interest Rate:	6.09000%
Payment Date:	6th of each month
First Payment Date:	December 6, 2022
Maturity Date:	November 6, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(24),D(92),O(4)
Lockbox / Cash Management:	Springing / Springing

Reserves(2)
	Initial	Monthly	Cap
Taxes:	$540,968	$180,323	NAP
Insurance:	$420,660	$42,066	NAP
Replacement:	$6,220,000	Springing	NAP
TI/LC:	$0	$0	NAP
Immediate Repairs:	$1,324,950	$0	NAP
Other(3):	$289,218	Springing	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Cooperative Multifamily
Collateral:	Fee
Location:	Astoria, NY
Year Built / Renovated:	1923 / NAP
Total Units:	618
Property Management:	AKAM Associates, Inc.
Underwritten NOI(4):	$9,920,233
Underwritten NCF(4):	$9,920,233
Appraised Value(5):	$224,800,000
Appraisal Date:	June 16, 2022

Historical NOI(6)
Most Recent NOI:	NAV
2021 NOI:	NAV
2020 NOI:	NAV
2019 NOI:	NAV

Historical Occupancy(7)
Most Recent Occupancy:	100.0% (August 1, 2022)
2021 Occupancy:	NAV
2020 Occupancy:	NAV
2019 Occupancy:	NAV

Financial Information
Tranche	Cut-off Date Balance	Balance per Unit Cut-off / Balloon	LTV Cut-off / Balloon(5)	U/W DSCR NOI / NCF(4)	U/W Debt Yield NOI / NCF(4)	U/W Debt Yield at Balloon NOI / NCF(4)
Mortgage Loan	$68,500,000	$110,841 / $110,841	30.5% / 30.5%	2.35x / 2.35x	14.5% / 14.5%	14.5% / 14.5%
(1)	The Acropolis Garden Cooperative Property (as defined below) is owned by the Acropolis Gardens Realty Corp., which is a residential cooperative housing corporation. No individual or entity (other than the Acropolis Gardens Realty Corp.) has recourse obligations with respect to the Acropolis Garden Cooperative Loan (as defined below).
(2)	See “Initial and Ongoing Reserves” herein.
(3)	Other reserves include the following upfront reserves (i) a restricted account opening reserve of $250,000 in connection with the post-closing requirement that the borrower deliver a restricted account agreement, (ii) a judgement reserve of approximately $39,218 in connection with certain legacy judgments against the borrower and (iii) a condominium common charge reserve fund with springing monthly payments.
(4)	Underwritten figures represent the Acropolis Garden Cooperative Property if operated as a multifamily rental property and that the units could achieve rents commensurate with comparable non-rent stabilized buildings.
(5)	The Appraised Value and LTV Cut-off / Balloon shows the “Rental Fallback” appraised value for the Acropolis Garden Cooperative Property which assumes it is operated as a multifamily rental property and that the units could achieve rents commensurate with comparable non-rent stabilized buildings should the cooperative corporation be de-converted. The “Gross Sellout Value (As Is)”, as determined in the appraisal, is $167,500,000. This would result in both the LTV Cut-off / Balloon being 40.9%
(6)	Residential cooperatives are generally not-for-profit entities that set maintenance fees to cover current expenses and plan for future capital needs. A residential cooperative can increase or decrease maintenance fees according to its anticipated expenses and level of cash reserves. The Acropolis Garden Cooperative Property has been operating as a cooperative and the historical NOI figures reflect such operation and therefore are not representative of the cash flow generated by the Acropolis Garden Cooperative Property if it were operated as a multifamily rental property.
(7)	Historical Occupancy is not reported as 419 units are owned by the tenant shareholders and 199 units are investor owned.

The Loan. The mortgage loan (the “Acropolis Garden Cooperative Loan”) has an original principal balance and outstanding principal balance as of the Cut-off Date of $68,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 618-unit cooperative multifamily property located in Astoria, New York (the “Acropolis Garden Cooperative Property”).

The Acropolis Garden Cooperative Loan has an original term of 120 months and a remaining term of 120 months as of the Cut-off Date. The Acropolis Garden Cooperative Loan requires interest-only payments during its entire term and accrues interest at the rate of 6.09000% per annum. The proceeds of the Acropolis Garden Cooperative Loan were used to pay off existing debt on the Acropolis Garden Cooperative Property, fund reserves, pay closing costs and provide working capital to the co-op board.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$68,500,000	100.0%	Loan Payoff(1)	$52,722,229	77.0%
			Reserves	8,795,796	12.8
			Closing Costs	6,079,980	8.9
			Return of Equity	901,994	1.3
Total Sources	$68,500,000	100.0%	Total Uses	$68,500,000	100.0%
(1)	Loan Payoff includes approximately $44,267,752 payoff for existing debt and approximately $8,406,477 payoff for a subordinate second mortgage.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
31

21-77 33rd Street Astoria, NY 11105	Collateral Asset Summary – Loan No. 1 Acropolis Garden Cooperative	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,500,000 30.5% 2.35x 14.5%

The Borrower and the Borrower Sponsor. The borrower is Acropolis Gardens Realty Corp., a cooperative housing corporation organized under the laws of the State of New York that is 71.03% owned by various shareholders with no individual other than those noted below owning 10% or more of the direct or indirect equity interests in the borrower. Michael Leifer, an individual, indirectly owns 18.62% of the outstanding equity interests in the borrower. Lawrence Bernstein, an individual, indirectly owns the remaining 10.35% outstanding equity interests. The Acropolis Gardens Realty Corp. is a not-for-profit residential cooperative with five board members. No individual or entity (other than the borrower) has recourse obligations with respect to the Acropolis Garden Cooperative Loan, including pursuant to any guaranty or environmental indemnity. See “Risk Factors—Risks Relating to the Mortgage Loans— Multifamily Properties Have Special Risks” in the Preliminary Prospectus.

The Property. The Acropolis Garden Cooperative Property is comprised of 16 contiguous, four-story, walk-up apartment buildings totaling 618 units that are connected by a large courtyard located at 21-77 33rd Street in the Astoria neighborhood of Queens, New York. The Acropolis Garden Cooperative Property comprises a full city block between 21st Avenue and Ditmars Avenue and 35th and 33rd Street.

The Acropolis Garden Cooperative Property contains 618 total units including 16 studio units, 140 one-, 430 two- and 32 three-bedroom units. The Acropolis Garden Cooperative Property also contains one commercial condominium unit located underneath the co-op units that is not part of the collateral for the Acropolis Garden Cooperative Loan. The condominium’s common elements appurtenant to the collateral unit is 98%, and the common elements appurtenant to the commercial unit is 2%. The borrower controls the condominium board, having the right to appoint four of the five members of the condominium board. The Acropolis Garden Cooperative Property was built in 1923 and subsequently converted to cooperative ownership in 1988. The residential units at the Acropolis Garden Cooperative Property consist of 538 market rate units and 80 rent stabilized units. All apartment units have video and intercom systems, which provide access via buzzer actuators and all units have access to terraces. The Acropolis Garden Cooperative Property also features common area laundry facilities and an indoor courtyard. The Acropolis Garden Cooperative Property is 100.0% occupied as of the underwritten rent roll dated August 1, 2022.

Multifamily Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Market Rent Per Unit	Annual Market Rent per Sq. Ft.(2)
Studio	16	2.6%	100.0%	400	$1,500	$45.00
1 BR	120	19.4%	100.0%	550	$2,154	$47.00
1 BR - Rent Stabilized	20	3.2%	100.0%	550	.$730	$15.93
2 BR	376	60.8%	100.0%	700	$2,508	$42.99
2 BR - Rent Stabilized	54	8.7%	100.0%	700	$846	$14.51
3 BR	26	4.2%	100.0%	900	$3,225	$43.00
3 BR - Rent Stabilized	6	1.0%	100.0%	900	$966	$12.88
Total / Wtd Avg.	618	100.0%	100.0%	669	$2,434(3)	$39.95
(1)	Based on the underwritten rent roll dated August 1, 2022.
(2)	Calculated on an annual basis.
(3)	Total / Wtd. Avg. for the Average Market Rent Per Unit is not inclusive of 80 rent stabilized units.

Environmental Matters. According to a Phase I environmental report dated June 21, 2022, there are no recognized environmental conditions at the Acropolis Garden Cooperative Property. The Phase I identified a historical recognized environmental condition that involved limited quantities of oil spilled during routine fuel deliveries at the Acropolis Garden Cooperative Property. All spill cases have been remediated and closed and no further action is needed.

The Market. The Acropolis Garden Cooperative Property is located in the Astoria neighborhood of Queens, New York. Astoria is bounded by the East River, Long Island City to the southwest, Sunnyside to the southeast and Woodside to the east. The Acropolis Garden Cooperative Property is four blocks from the Ditmars Boulevard subway station with service to the N and W trains as well as access to the Q69 bus line on Ditmars Boulevard which links Astoria and Long Island City. The Acropolis Garden Cooperative Property is serviced by Grand Central Parkway and I-287. The Acropolis Garden Cooperative Property also benefits from its proximity to LaGuardia Airport, which is located within two miles of the subject.

The Acropolis Garden Cooperative Property is located within the Queens County submarket of the New York Metro market. According to the appraisal, the Queens County multifamily submarket had a total inventory of 39,782 units, a vacancy rate of 2.9% and an average asking rent per unit of $3,216 as of the trailing four quarters ending March 31, 2022. Additionally, the average asking rent per unit has increased from $2,507 as of March 31, 2021 to $3,216 as of March 31, 2022 within the Queens County submarket while the occupancy rate has increased from 96.8% to 97.1% over the same period. The appraisal identified four comparable multifamily leases with annual base rents for studio units ranging from $42.00 PSF to $50.49 PSF with an average of $44.18 PSF, annual base rents for one-bedroom units ranging from $40.80 PSF to $51.69 PSF with an average of $47.75 PSF, annual base rents for two-bedroom units ranging from $40.50 to $45.83 PSF with an average of $43.32 PSF and annual base rents for three-bedroom units ranging from $36.00 PSF to $52.50 PSF with an average of $42.41 PSF.

According to the appraisal, the Queens County submarket is among the top performing multifamily submarkets of the New York City area due to its proximity to Midtown Manhattan. According to the appraisal, the 2022 total population within a 0.25, 0.5 and one-mile radius is

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
32

21-77 33rd Street Astoria, NY 11105	Collateral Asset Summary – Loan No. 1 Acropolis Garden Cooperative	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,500,000 30.5% 2.35x 14.5%

approximately 10,519, 27,879 and 78,983 respectively. Furthermore, the median household income within a 0.25, 0.5 and one-mile radius is approximately $100,133, $98,337 and $92,229.

Cash Flow Analysis.

Cash Flow Analysis(1)(2)
	U/W(3)	U/W per Unit
Base Rent	$16,505,353	$26,707.69
Vacant Income	0	$0.00
Economic Vacancy and Credit Loss	(825,268)	($1,335.38)
Other Income	86,000	$139.16
Effective Gross Income	$15,766,085	$25,511.47
Real Estate Taxes	2,240,455	$3,625.33
Insurance	480,754	$777.92
Utilities	1,096,500	$1,774.27
Other Fixed Expenses	2,028,143	$3,281.79
Total Fixed Expenses	$5,845,853	$9,459.31
Net Operating Income	$9,920,233	$16,052.16
Reserves	0	$0.00
Net Cash Flow	$9,920,233	$16,052.16
(1)	Based on the underwritten rent roll dated August 1, 2022.
(2)	Residential cooperatives are generally not-for-profit entities that set maintenance fees to cover current expenses and plan for future capital needs. A residential cooperative can increase or decrease maintenance fees according to its anticipated expenses and level of cash reserves. The Acropolis Garden Cooperative Property has been operating as a cooperative and the historical NOI figures reflect such operation and therefore are not representative of the cash flow generated by the Acropolis Garden Cooperative Property if it were operated as a multifamily rental property.
(3)	U/W figures represent the Acropolis Garden Cooperative Property if operated as a multifamily rental property and that the units could achieve rents commensurate with comparable non-rent stabilized buildings.

Property Management. The Acropolis Garden Cooperative Property is currently managed by AKAM Associates, Inc., a third-party property management company. The Acropolis Garden Cooperative Property was previously managed by Steve Osman and Metropolitan Management Company. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus for more detail concerning the lawsuit filed against the prior property managers and the circumstances of such prior property managers’ departure.

Lockbox / Cash Management. The Acropolis Garden Cooperative Loan documents are structured with a springing lockbox and springing cash management. The borrower is required upon the first occurrence of a Trigger Period (as defined below) to cause revenue received by the borrower or the property manager to be deposited into such lockbox immediately upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice to the institution maintaining the lockbox account. At origination of the Acropolis Garden Cooperative Loan, the borrower had not delivered an acceptable account control agreement, and is required to do so within 30 days of the origination date. The borrower deposited $250,000 into a reserve account, which amount will be released when the borrower delivers an acceptable account control agreement to the lender in accordance with the terms and provisions of that certain Post-Closing Agreement. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Acropolis Garden Cooperative Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Acropolis Garden Cooperative Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Acropolis Garden Cooperative Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Acropolis Garden Cooperative Loan documents, the lender may apply funds to the debt in such priority as it may determine.

Notwithstanding anything to the contrary above, if the borrower has failed to deliver to the lender a fully executed restricted account agreement in form acceptable to the lender in its sole and absolute discretion with an eligible institution satisfying the requirements of the Acropolis Garden Cooperative Loan agreement within 30 days of the origination date of the Acropolis Garden Cooperative Loan and has otherwise failed to satisfy the terms and provisions of the post-closing agreement between the lender and the borrower concerning the same, then upon the first occurrence of a Trigger Period all revenue derived from the Acropolis Garden Cooperative Property will be delivered, by the borrower or property manager (to the extent that either receives such revenue) to the lender pursuant to the lender’s instructions at the time to be held in accordance with the terms and provisions of the Acropolis Garden Cooperative Loan agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
33

21-77 33rd Street Astoria, NY 11105	Collateral Asset Summary – Loan No. 1 Acropolis Garden Cooperative	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,500,000 30.5% 2.35x 14.5%

A “Trigger Period” means a period (i) commencing upon the occurrence and continuance of an event of default under the Acropolis Garden Cooperative Loan documents, and (ii) expiring upon the cure (if applicable) of such event of default.

Initial and Ongoing Reserves. At origination, the borrower deposited approximately (i) $540,968 into a real estate tax reserve, (ii) $420,660 into an insurance reserve, (iii) $6,220,000 into a replacement reserve, (iv) $1,324,950 into an immediate repairs reserve, (v) $250,000 into a restricted account opening reserve and (vi) $39,218 into a judgement reserve relating to certain legacy judgments against the borrower.

Real Estate Tax Reserve - The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $180,323).

Insurance Reserve - The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $42,066); provided, however, that the borrower is permitted to finance the payment of all required insurance premiums through a third-party premium financing company under a premium finance agreement that satisfies the requirements of the Acropolis Garden Cooperative Loan agreement and that at such time that an acceptable premium finance agreement is in place in accordance with the terms and provisions the Acropolis Garden Cooperative Loan agreement with respect to all insurance policies, the borrower will not be required to make such monthly insurance deposits as required.

Replacement Reserve - At origination, the borrower deposited $6,220,000 into a replacement reserve. The lender may reassess its estimate of the amount necessary for replacements from time to time and may require the borrower to make monthly deposits if the lender determines in its reasonable discretion an increase is necessary to maintain proper operation of the Acropolis Garden Cooperative Property.

Condominium Common Charge Reserve Funds - The borrower is required to deposit into a condominium charges reserve, on a monthly basis, 1/12 of the amount that lender estimates will be payable during the next ensuing 12 months in order to accumulate sufficient funds to pay all Condominium Common Charges (as defined below) at least 30 days prior to their respective due dates. However, provided and on condition that each of the Condominium Common Charges Conditions Precedent (as defined below) are satisfied and remain satisfied at all times, borrower will not be required to make the monthly deposits to the Condominium Common Charge Funds Reserve. If at any time any or all of the Condominium Common Charges Conditions Precedent are no longer met to the satisfaction of lender, then the borrower will be required to immediately begin and continue to fund the monthly Condominium Common Charges deposit as provided in the Acropolis Garden Cooperative Loan documents. In the event that borrower fails to pay any Condominium Common Charges as required, borrower will, upon demand, deposit with the lender a true up payment in an amount which is necessary to cause the balance in the condominium common charges reserve account to equal the sum of two months of Condominium Common Charges.

“Condominium Common Charges” means all common charges, maintenance fees and other assessments imposed pursuant to the relevant condominium documents, including, without limitation, water rates and sewer rates.

“Condominium Common Charges Conditions Precedent” means the following conditions precedent: (i) no event of default exists, (ii) either (a) no Condominium Common Charges will be assessed or outstanding against the collateral unit or the borrower, or (b) in the event that the condominium will at any point asses Condominium Common Charges against the collateral unit or the borrower, the borrower will pay all such Condominium Common Charges directly to the condominium and provides lender with evidence thereof at least 30 days prior to the due date of such Condominium Common Charges, (iii) borrower will not be in default of any of its obligations under the condominium documents, and (iv) no Trigger Period exists or is continuing.

Current Mezzanine or Subordinate Indebtedness. The Acropolis Garden Cooperative Property is subject to a wraparound mortgage which secures a note, dated September 11, 1989, in the principal amount of $68,500,001 in favor of Acropolis Associates, LLC (f/k/a Acropolis Associates), a New York limited liability company (the “Subordinate Lender”). The borrower and the Subordinate Lender are affiliated in that Michael Leifer controls the Subordinate Lender. Pursuant to a subordination and standstill agreement (the “Subordination Agreement”), the Subordinate Lender has agreed that each of the wraparound mortgage, wraparound note and all documents executed in connection therewith are subordinate in priority and payment to each of the Acropolis Garden Cooperative Loan documents. Further, pursuant to the Subordination Agreement, the Subordinate Lender has agreed that it will not accept any prepayment of principal or interest with respect to the subordinate loan, accept any payment of principal, interest and/or other amounts that may from time to time be due under any subordinate loan documents, declare a default under any of the subordinate loan documents, accelerate all or any part of the subordinate loan indebtedness, accept any new or additional collateral or security for all or any part of the subordinate loan indebtedness, or take any enforcement action, in any such case until 91 days following the payment in full of the Acropolis Garden Cooperative Loan.

Future Mezzanine or Subordinate Indebtedness Permitted. The borrower is a cooperative housing corporation organized under the laws of the State of New York. The borrower is owned as described above (see “The Borrower and the Borrower Sponsor”). The individual tenant shareholders of the borrower are permitted to obtain loans secured by a pledge of such shareholder’s proprietary lease and the shares of stock appurtenant thereto and by financing statements against such shareholder’s proprietary lease and shares of stock.

Partial Release. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
34

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
35

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
36

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
37

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%
Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Borrower Sponsors(1):	Simon Property Group, L.P. and The KanAm Group
Borrower:	Mall at Concord Mills Limited Partnership
Original Balance(2):	$60,000,000
Cut-off Date Balance(2):	$60,000,000
% by Initial UPB:	8.2%
Interest Rate:	6.54800%
Payment Date:	1st of each month
First Payment Date:	December 1, 2022
Maturity Date:	November 1, 2032
Amortization:	Amortizing Balloon
Additional Debt(2):	$175,000,000 Pari Passu Debt
Call Protection(3):	L(24),D(90),O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(5)
	Initial	Monthly	Cap
Taxes:	$0	Springing	NAP
Insurance:	$0	Springing	NAP
Replacement:	$0	Springing	NAP
TI/LC:	$0	$109,888	$2,637,302
Other:	$835,000	$0	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Super Regional Mall
Collateral:	Fee
Location:	Concord, NC
Year Built / Renovated:	1999 / 2016-2021
Total Sq. Ft.:	1,318,651
Property Management:	Simon Management Associates II, LLC
Underwritten NOI:	$37,649,361
Underwritten NCF:	$36,212,031
Appraised Value:	$591,000,000
Appraisal Date:	September 2, 2022

Historical NOI
Most Recent NOI:	$36,944,377 (T-12 August 31, 2022)
2021 NOI:	$36,966,008 (December 31, 2021)
2020 NOI:	$29,825,843 (December 31, 2020)
2019 NOI:	$35,564,889 (December 31, 2019)

Historical Occupancy(4)
Most Recent Occupancy:	94.7% (September 23, 2022)
2021 Occupancy:	99.0% (December 31, 2021)
2020 Occupancy:	97.5% (December 31, 2020)
2019 Occupancy:	99.5% (December 31, 2019)

Financial Information(2)
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$60,000,000
Pari Passu Notes	175,000,000
Whole Loan	$235,000,000	$178 / $154	39.8% / 34.3%	2.10x / 2.02x	16.0% / 15.4%	18.6% / 17.9%
(1)	Simon Property Group, L.P. is the non-recourse carveout guarantor. For so long as one or more of Simon Property Group, L.P. (“SPG LP”), Simon Property Group, Inc. (“Simon Inc.”) or an affiliate of SPG LP or Simon Inc. is the non-recourse carveout guarantor, the non-recourse carveout guarantor’s aggregate liability is limited to 20% of the original principal balance of the Concord Mills Whole Loan (as defined below), plus all reasonable, out-of-pocket costs and expenses (including, but not limited to, court costs and fees and reasonable attorney’s fees) incurred by the lender in connection with the enforcement of, or preservation of the lender’s rights under, the guaranty.
(2)	The Concord Mills Loan (as defined below) is part of a whole loan evidenced by eight pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $235,000,000. The financial information in the above chart reflects the Concord Mills Whole Loan.
(3)	The lockout period will be at least 24 payment dates beginning with and including the first payment date on December 1, 2022. Defeasance of the Concord Mills Whole Loan is permitted in full at any time after the earlier to occur of (i) December 1, 2025 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 24 payments is based on the expected 3650R 2022-PF2 securitization closing date in November 2022. The actual lockout period may be longer.
(4)	As of September 23, 2022, the Concord Mills property was 99.2% occupied inclusive of Retail Development Program (“RDP”) tenants. These tenants have been excluded from the underwriting as RDP lease terms are for less than a year and can be terminated by the landlord at any time with 30 days’ notice. Historical occupancy is inclusive of RDP tenants.
(5)	See “Initial and Ongoing Reserves” herein.

The Loan. The mortgage loan (the “Concord Mills Loan”) is part of a whole loan (the “Concord Mills Whole Loan”) that is evidenced by eight pari passu promissory notes in the aggregate original principal amount of $235,000,000 and secured by a first priority fee mortgage encumbering a 1,318,651 sq. ft. super regional mall located in Concord, North Carolina (the “Concord Mills Property”). The Concord Mills Loan is evidenced by the non-controlling Note A-2-1, Note A-2-3 and Note A-2-4 with an aggregate original principal balance of $60,000,000. The remaining promissory notes are expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time. The Concord Mills Whole Loan will be initially serviced under the pooling and servicing agreement governing the Benchmark 2022-B37 securitization, and from and after the securitization of the related controlling pari passu companion loan, the Concord Mills Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BANK 2022-BNK44 securitization trust.

The below table summarizes the promissory notes that comprise the Concord Mills Whole Loan. The relationship between the holders of the Concord Mills Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
38

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

Concord Mills Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$85,000,000	$85,000,000	BANK 2022-BNK44(1)	Yes
A-1-2	40,000,000	40,000,000	Bank of America, N.A.(2)	No
A-1-3	15,000,000	15,000,000	BANK 2022-BNK44	No
A-1-4	10,000,000	10,000,000	Bank of America, N.A.(2)	No
A-2-1	30,000,000	30,000,000	3650R 2022-PF2	No
A-2-2	25,000,000	25,000,000	Benchmark 2022-B37	No
A-2-3	20,000,000	20,000,000	3650R 2022-PF2	No
A-2-4	10,000,000	10,000,000	3650R 2022-PF2	No
Total	$235,000,000	$235,000,000
(1)	The Concord Mills Whole Loan is currently serviced under the pooling and servicing agreement governing the Benchmark 2022-B37 securitization. The related controlling pari passu companion loan is expected to be included in the BANK 2022-BNK44 securitization, which is scheduled to close on or about November 22, 2022. From and after the closing of the BANK 2022-BNK44 securitization transaction, the Concord Mills Whole Loan is expected to be serviced under the pooling and servicing agreement governing such securitization. We cannot assure you that such companion loan will be included in such securitization or that the timing will not change.
(2)	Notes held by lenders are expected to be contributed to one or more future securitizations or may otherwise be transferred at any time.

The borrowers utilized the proceeds of the Concord Mills Whole Loan as well as borrower sponsor equity to refinance a prior mortgage loan, pay origination costs and fund upfront reserves.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$235,000,000	99.1%	Loan Payoff	$235,777,688	99.4%
Borrower Sponsor Equity	2,182,600	0.9	Upfront Reserves	835,000	0.4
			Closing Costs	569,911	0.2
Total Sources	$237,182,600	100.0%	Total Uses	$237,182,600	100.0%

The Borrower and the Borrower Sponsors. The borrower is Mall at Concord Mills Limited Partnership, a Delaware limited partnership and single purpose entity with two independent managers in its organizational structure. The borrower is a joint venture between Simon Property Group, L.P. (59.25%) and The KanAm Group (40.75%). The borrower sponsors are Simon Property Group, L.P. and The KanAM Group. The non-recourse carveout guarantor is Simon Property Group, L.P. Simon Property Group, L.P.’s liability as the non-recourse carveout guarantor is limited to 20% ($47,000,000) of the original principal amount of the Concord Mills Whole Loan, plus all reasonable out-of-pocket costs and expenses incurred in the enforcement of the guaranty or preservation of the lender’s rights under the guaranty. There is no separate environmental indemnitor for the Concord Mills Whole Loan. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Concord Mills Whole Loan.

Simon Property Group, L.P. (“Simon”) is the operating partnership of Simon Property Group, Inc. (NYSE: SPG / Moody’s:A3,S&P:A-), which is a global leader in the ownership of shopping, dining, entertainment and mixed-use destinations and an S&P 100 company. As of June 30, 2022, Simon owned or had an interest in 231 properties comprising 186 million sq. ft. in North America, Asia and Europe. Simon also owns an 80% interest in The Taubman Realty Group, (“TRG”), which owns 24 regional, super-regional, and outlet malls in the United States and Asia. Additionally, as of June 30, 2022, Simon had a 22.4% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 14 European countries. As of October 2022, Simon has an equity market capitalization of over $30.67 billion. Simon is also a borrower sponsor for the Meadowood Mall Mortgage Loan as described in the Preliminary Prospectus.

The KanAm Group ("KanAm"), with its main offices in Munich, Frankfurt and Atlanta, is one of Germany's leading sponsors of international real estate funds. Since its founding in 1978, KanAm has initiated 44 real estate funds and private placements for private and institutional investors, including 25 closed-end funds in the United States. KanAm currently owns interests in 178 properties worldwide, including six Mills shopping centers (including the Concord Mills Property) managed by Simon Property Group. As of March 2022, KanAm managed approximately $12.2 billion in assets.

The Property. The Concord Mills Property is a 1,318,651 sq. ft. super regional mall located in Concord, North Carolina. The Concord Mills Property was constructed in 1999 by the Mills Corporation and was acquired by Simon in 2007 with Simon’s acquisition of the Mills Corporation. One of the borrower sponsors, Simon, spent approximately $35 million between 2016 and 2021 on interior and exterior renovations to modernize the Concord Mills Property. The remodel included the buildout of anchor spaces for Dick's Sporting Goods (February 2021 lease start) and H&M (December 2016 lease start), the renovation of AMC Theatres’ space in 2016 and 2017, and the development of four new restaurant pads currently leased to Bonefish Grill, Chipotle Mexican Grill, Outback Steakhouse and BJ’s Restaurant and Brewhouse. One of the borrower sponsors, Simon’s, investment also included renovations to the mall space, enhancing building entrances, adding new landscaping, updating graphics, replacing flooring and ceilings, remodeling of the food court into a dining pavilion, adding a play area and updating lighting and FF&E. Additionally, the borrower sponsors are in the process of completing an approximate $2.6 million buildout of space for Primark, a new junior anchor tenant, expected to take occupancy in the fourth quarter of 2023. We cannot assure you the borrower sponsors will complete the buildout of the space, or that Primark will take occupancy, as expected or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
39

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

Historical occupancy at the Concord Mills Property has averaged 96.5%, over the five years from 2017 to 2021 and 97.8% over the ten years from 2012 to 2021. As of September 23, 2022, the Concord Mills Property was 94.7% occupied by a granular rent roll consisting of 164 unique tenants, inclusive of the RDP tenants (99.2% occupied including 10 RDP tenants), with no single tenant occupying more than 10.2% of NRA or contributing more than 6.9% of underwritten rent. The 10 largest tenants at the Concord Mills Property account for less than 29.0% of the underwritten rent. The Concord Mills Property is home to many national brands including Bass Pro Shops Outdoor, Burlington, Dick's Sporting Goods, Best Buy, Forever 21, H&M, Old Navy, Sun & Ski Sports and Books-A-Million, and several entertainment and dining options including AMC Theatres, Dave & Buster's, Sea Life Centre, BJ's Restaurant and Brewhouse and Outback Steakhouse. Concord Mills attracts visitors from more than a 100-mile radius, benefitting from its highway accessibility and close proximity to major attractions including Great Wolf Lodge Concord and Charlotte Motor Speedway.

Over the trailing-12 months ended August 31, 2022, the Concord Mills Property generated total sales of over $362 million, which is approximately 2.3% higher than 2021 sales and approximately 31.1% higher than 2020 sales. Over the trailing-12 months ended August 31, 2022, inline tenants (less than 10,000 sq. ft.) generated sales of approximately $507 per sq. ft. (occupancy cost of 11.9%).

The following table contains sales history for the Concord Mills Property:

Sales History(1)
	2017	2018	2019	2020(2)	2021	TTM August 2022
Gross Mall Sales	$344,619,844	$356,454,362	$335,204,427	$276,225,859	$354,048,116	$362,067,988
Sales PSF (Inline < 10,000 SF)	$392	$407	$426	$360	$493	$507
Occupancy Cost (Inline < 10,000 SF)	13.8%	13.5%	13.3%	15.3%	12.0%	11.9%
(1)	Information is based on historical strength reports across several years.
(2)	The Concord Mills Property was closed between March 18, 2020 and May 9, 2020 due to COVID-19 restrictions.

Major Tenants. Bass Pro Shops Outdoor (134,790 sq. ft., 10.2% of NRA, 3.9% of U/W base rent). Bass Pro Shops Outdoor was founded in 1972 and is headquartered in Springfield, Missouri. Bass Pro Shops Outdoor is an outdoor equipment retailer that provides specialized gear and apparel for hunting, fishing, and camping. As of February 2020, Bass Pro Shops Outdoor operates 177 stores across the United States and Canada that serve approximately 120 million sports enthusiasts annually. Bass Pro Shops Outdoor occupies 134,790 sq. ft. at the Concord Mills Property under a lease expiring on September 12, 2029, with four, five-year extension options remaining. Bass Pro Shops Outdoor has been at the Concord Mills Property since 1999 and has renewed its lease multiple times. Bass Pro Shops Outdoor is currently paying a base rent of $9.09 per sq. ft. through the end of its lease term. Bass Pro Shops Outdoors is also paying overage rent, currently equal to 1.5% of sales over a $45.0 million ($334 per sq. ft.) sales breakpoint. Bass Pro Shops Outdoor reported sales at the Concord Mills Property of $357 per sq. ft. for the trailing-12 months ended August 31, 2022. Reported sales per sq. ft. were $323, $310 and $275 for 2021, 2020 and 2019, respectively. The Bass Pro Shops Outdoor at the Concord Mills Property is the only Bass Pro Shops Outdoor store within a 50-mile radius.

Burlington (100,498 sq. ft., 7.6% of NRA, 1.8% of U/W base rent). Burlington (NYSE: BURL) is an off-price apparel and home product retailer that offers coats, apparel, shoes, baby clothing, furniture, travel gear, toys, and home decor items. Founded in 1924 as Burlington Coat Factory Warehouse Corporation, the company opened its first outlet store in 1972 in Burlington, New Jersey. As of November 2021, the company operated 832 stores in 45 states and Puerto Rico. Burlington is currently rated “BB+” by S&P. Burlington occupies 100,498 sq. ft. at the Concord Mills Property under a lease expiring on January 31, 2025, with one, five-year extension option remaining. Burlington has been at the Concord Mills Property since 1999 and has renewed its lease multiple times. The lease provides for a rental rate of $6.00 per sq. ft., which increases to $6.25 per sq. ft. during the renewal term. Burlington reported sales at the Concord Mills Property of $110 per sq. ft. for the trailing-12 months ended August 31, 2022. Reported sales per sq. ft. were $140, $105 and $129 for 2021, 2020 and 2019, respectively.

AMC Theatres (83,732 sq .ft., 6.3% of NRA, 6.9% of U/W base rent). AMC Theatres (NYSE: AMC) is one of the world's largest theatrical exhibition companies and owns, partially owns, or operates approximately 950 theaters with over 10,500 screens worldwide, most of which are in megaplexes (units with more than 10 screens and stadium seating). AMC Theatres owns approximately 185 (3D enabled) IMAX screens and has around 55% IMAX market share, and more than 4,520 3D screens in the United States. AMC Theatres occupies 83,732 sq. ft. (24 screens) at the Concord Mills Property under a lease expiring on September 30, 2029, with three, five-year extension options remaining. AMC Theatres has been at the Concord Mills Property since 1999 and has renewed its lease multiple times. In 2016 and 2017, in conjunction with the broader renovation at the Concord Mills Property, the borrower sponsors provided approximately $2.9 million to AMC Theatres to extensively remodel its space, including facility upgrades, new seats and upgraded concessions, and AMC subsequently extended its lease through 2029. The lease provides for a rental rate of $27.26 per sq. ft., increasing to $29.57 per sq. ft. effective October 1, 2024. AMC Theatres reported sales at the Concord Mills Property of $272,768 per screen ($78 per sq. ft.) for the trailing-12 months ended August 31, 2022. Reported sales per screen were $293,223, $206,252 and $605,274 for 2021, 2020 and 2019, respectively. Reported sales per sq. ft. were approximately $84, $59 and $173 for 2021, 2020 and 2019, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
40

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

The following table contains anchor and major tenant sales history for the Concord Mills Property:

Anchor and Major Tenant Sales History(1)
Tenant	SF/Screens	2017 Sales PSF/Screen	2018 Sales PSF/Screen	2019 Sales PSF/Screen	2020 Sales PSF/Screen(2)	2021 Sales PSF/Screen	August 2022 TTM Sales PSF/Screen
Bass Pro Shops Outdoor	134,790	$290	$276	$275	$310	$323	$357
Burlington	100,498	$113	$120	$129	$105	$140	$110
AMC Theatres(3)	24	$440,164	$602,717	$605,274	$206,252	$293,223	$272,768
Dick's Sporting Goods(4)	53,677	N/A	N/A	N/A	N/A	$190	$190
Dave & Buster's	53,077	$234	$203	$176	$48	$148	$154
Sea Life Centre	36,140	$73	$82	$84	$50	$104	$101
Forever 21	29,367	$210	$222	$206	$138	$244	$211
H&M	23,025	$215	$185	$226	$185	$259	$283
The Children's Place Outlet	22,805	$226	$231	$232	$182	$228	$208
Camille La Vie	22,197	$115	$123	$120	$114	$79	$114
Off Broadway Shoes	21,964	$187	$210	$218	$146	$210	$218
Old Navy	21,543	$336	$351	$326	$238	$328	$284
Sun & Ski Sports	21,468	$152	$150	$138	$123	$158	$155
Books-A-Million	20,469	$157	$156	$150	$121	$185	$188
Hanesbrands	17,150	$119	$124	$143	$132	$180	$156
Nike Clearance Store	16,200	$755	$709	$734	$593	$658	$607
The Finish Line	13,579	$342	$379	$411	$381	$536	$442
Shoe Dept. Encore	10,236	$224	$221	$214	$189	$262	$247
(1)	Information is as of August 31, 2022 as provided by the borrower sponsors.
(2)	The Concord Mills Property was closed between March 18, 2020 and May 9, 2020 due to COVID-19 restrictions.
(3)	Sales figures for AMC Theatres are based on 24 screens.
(4)	The lease for Dick’s Sporting Goods commenced in February 2021.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
41

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

Tenant Summary.

Tenant Summary(1)
Tenant	Ratings (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent per Sq. Ft.(3)	% of Total U/W Base Rent(3)	Lease Expiration	Sales per Sq. Ft.	Occupancy Cost
Anchor Tenants
Bass Pro Shops Outdoor	NR/NR/NR	134,790	10.2%	$9.43	3.9%	9/12/2029	$357	2.6%
Burlington	NR/NR/BB+	100,498	7.6%	$6.00	1.8%	1/31/2025	$110	5.5%
AMC Theatres	Caa2/NR/CCC+	83,732	6.3%	$27.26	6.9%	9/30/2029	$272,768(4)	34.9%
Dick’s Sporting Goods	Baa3/NR/BBB	53,677	4.1%	$17.00	2.8%	1/31/2032	$190	8.9%
Dave & Buster’s	NR/NR/NR	53,077	4.0%	$25.30	4.1%	5/31/2026	$154	16.4%
Anchor Tenants Subtotal/Wtd. Avg.		425,774	32.3%	$15.06	19.5%

Junior Anchor Tenants
Primark(5)	NR/NR/NR	41,238	3.1%	$23.00	2.9%	7/31/2033	NAV	NAV
Sea Life Centre	NR/NR/NR	36,140	2.7%	$7.79	0.9%	12/31/2029	$101	7.7%
Best Buy	A3/NR/BBB+	35,807	2.7%	$10.50	1.1%	1/31/2026	NAV	NAV
Forever 21	NR/NR/NR	29,367	2.2%	$34.59	3.1%	1/31/2023	$211	16.4%
Alex Baby & Toys	NR/NR/NR	23,286	1.8%	$10.82	0.8%	9/30/2025	NAV	NAV
H&M	NR/NR/BBB	23,025	1.7%	$25.48	1.8%	1/31/2027	$283	9.0%
The Children’s Place Outlet	NR/NR/NR	22,805	1.7%	$25.98	1.8%	1/31/2023	$208	12.5%
Camille La Vie	NR/NR/NR	22,197	1.7%	$6.00	0.4%	9/30/2029	$114	5.2%
Off Broadway Shoes	NR/NR/NR	21,964	1.7%	$27.50	1.8%	3/31/2024	$218	12.6%
Old Navy	Ba3/NR/BB	21,543	1.6%	$37.13	2.4%	1/31/2027	$284	13.1%
Sun & Ski Sports	NR/NR/NR	21,468	1.6%	$21.35	1.4%	3/31/2025	$155	13.7%
Books-A-Million	NR/NR/NR	20,469	1.6%	$15.00	0.9%	1/31/2025	$188	8.0%
Junior Anchor Tenants Subtotal/Wtd. Avg.		319,309	24.2%	$19.90	19.3%

Other Tenants		504,237	38.2%	$39.86	61.2%
Vacant Space		69,331	5.3%	$0.00	0.0%
Total/Wtd. Avg.		1,318,651	100.0%	$26.31(6)	100.0%
(1)	Information is based on the underwritten rent roll dated September 23, 2022.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	U/W Base Rent per Sq. Ft. and % of U/W Base Rent includes overage and percent in lieu rent based on sales for the trailing 12 months ended August 31, 2022 and rent steps through October 1, 2023.
(4)	Based on AMC’s 24 screens.
(5)	In June 2022, the borrower executed a 10-year lease with Primark to occupy 41,238 sq. ft. The borrower was required to contribute approximately $4.8 million to build out the space. Approximately $1.9 million is outstanding in tenant allowances for the Primark space, which was not reserved at origination of the Concord Mills Whole Loan. The Primark leased space is currently being built out. As a result, Primark is not yet occupying its leased space or paying rent. Primark is expected to take occupancy of its leased space and begin paying rent in the fourth quarter of 2023. We cannot assure you whether or when the buildout of Primark’s leased space will be completed or whether or when Primark will occupy its leased space and begin paying rent as expected or at all. Primark is not obligated to pay rent until the earlier of (i) 270 days after the date the landlord delivers the premises to the tenant with landlord’s work substantially complete and (ii) the date Primark opens for business. The Primark lease provides that (i) the parties anticipate the delivery date will occur on November 1, 2022, one-time option which may be postponed by the landlord for 60 days by notice given within 60 days of the effective date of the lease (the foregoing date, as it may have been postponed in accordance with the lease, the “Projected Delivery Date”) and (ii) Primark will have the right to terminate its lease if for any reason (other than tenant-caused delays) the delivery date does not occur by the date that is 365 days after the Projected Delivery Date. We cannot assure you that Primark will take occupancy of its space or begin paying rent as expected or at all.
(6)	Total/Wtd. Avg. U/W Base Rent per Sq. Ft. excludes vacant space.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
42

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%
Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent per Sq. Ft.(3)	% U/W Base Rent Rolling(3)	Cumulative % of U/W Base Rent
MTM & 2022	5	11,652	0.9%	11,652	0.9%	$48.59	1.7%	1.7%
2023	28	161,407	12.2	173,059	13.1%	$34.29	16.8%	18.6%
2024	31	129,533	9.8	302,592	22.9%	$36.61	14.4%	33.0%
2025	30	244,886	18.6	547,478	41.5%	$22.33	16.6%	49.6%
2026	19	167,565	12.7	715,043	54.2%	$27.06	13.8%	63.4%
2027	13	91,101	6.9	806,144	61.1%	$36.34	10.1%	73.5%
2028(4)	12	26,782	2.0	832,926	63.2%	$44.19	3.6%	77.1%
2029	8	284,590	21.6	1,117,516	84.7%	$15.29	13.2%	90.3%
2030	4	12,114	0.9	1,129,630	85.7%	$34.93	1.3%	91.6%
2031	2	11,124	0.8	1,140,754	86.5%	$36.82	1.2%	92.9%
2032	2	59,698	4.5	1,200,452	91.0%	$19.83	3.6%	96.5%
2033 & Beyond(5)	3	48,868	3.7	1,249,320	94.7%	$23.71	3.5%	100.0%
Vacant	NAP	69,331	5.3	1,318,651	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	157	1,318,651	100.0%			$26.31(6)	100.0%
(1)	Based on the underwritten rent roll dated as of September 23, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.
(3)	Annual U/W Base Rent per Sq. Ft. and % of Total U/W Base Rent Rolling includes overage and percent in lieu rent based on sales for the trailing 12 months ended August 31, 2022 and rent steps through October 1, 2023.
(4)	Includes Concord PD which leases 1,600 sq. ft. but has no associated rental income.
(5)	Includes spaces which have no sq. ft. associated but are paying expense reimbursements.
(6)	Total / Wtd. Avg. Annual U/W Base Rent Per Sq. Ft. excludes vacant space.

Environmental Matters. According to the Phase I environmental report dated September 13, 2022, there was no evidence of any recognized environmental conditions at the Concord Mills Property.

The Market. The Concord Mills Property is located approximately 13.7 miles northeast of the Charlotte Central Business District in Concord, North Carolina. The Concord Mills Property benefits from its convenient location along I-85 and is located within two miles of I-485 which serves as Charlotte’s outer beltway. The accessibility was recently improved as a fly-over interstate section was completed which provides an exit that leads directly into the Concord Mills Property. According to the appraisal, the estimated 2021 population of the Charlotte-Gastonia-Concord metropolitan statistical area is approximately 2.71 million and has increased at an annual rate of approximately 1.7% since 2010. The Concord Mills Property draws patronage from local residents as well as visitors to the Charlotte Motor Speedway, which is a large economic driver in the area and hosts more than 1.5 million spectators annually.

The Concord Mills Property is located in the Charlotte retail market and the Cabarrus County submarket. According to the appraisal, as of the second quarter of 2022, the Charlotte retail market contained 150,010,000 sq. ft. of inventory, had an overall vacancy rate of 3.4%, and an average asking rent of $22.61 per sq. ft. The Cabarrus County submarket had an increase in supply of 275,000 sq. ft. from 2017 to 2021, and rental rates increased from $19.03 per sq. ft. in 2017 to $22.52 per sq. ft. in 2021. As of the second quarter of 2022, the Cabarrus County submarket contained 14,247,000 sq. ft. of retail supply, had an overall vacancy rate of 2.4%, and an average asking rent of $23.94 per sq. ft.

Major employers in the area include Bank of America, Wells Fargo Company, Lowe’s, Honeywell International, Truist Financial, Duke Energy and Nucor. The estimated 2022 population within a 1-, 3- and 5-mile radius of the Concord Mills Property was 2,964, 46,239 and 149,463, respectively. The estimated 2022 average household income within the same radii was $82,086, $118,169 and $112,404, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
43

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

The following table presents certain information relating to the appraisal’s market rent conclusions for the Concord Mills Property:

Market Rent Summary
Tenant Type	Market Rent (per sq. ft.)	Lease Term (Yrs)	Rental Increase Projection
Anchor	$7.00	10	10.0% mid-term
Junior Anchor	$20.00	10	10.0% mid-term
Major	$20.00	10	10.0% mid-term
Over 10,000 sq. ft.	$35.00	7	3.0% per annum
5,000 -9,999 sq. ft.	$25.00	7	3.0% per annum
2,500-4,999 sq. ft.	$30.00	7	3.0% per annum
1,000-2,499 sq. ft.	$55.00	7	3.0% per annum
Less than 1,000 sq. ft.	$72.50	7	3.0% per annum
Jewelry	$75.00	7	3.0% per annum
Food Court	$85.00	7	3.0% per annum

The following table presents information regarding certain competitive properties to the Concord Mills Property:

Competitive Property Summary(1)
	Concord Mills	Northlake Mall (NC)	Carolina Mall	SouthPark Mall (NC)	Charlotte Premium Outlets	Carolina Place
Year Built/ Renovated	1999 / 2016-2021	2005 / NAP	1972 / 2009	1970 / 2002	2014 / NAP	1991 / 2005
Total GLA	1,318,651(2)	1,071,000	550,000	1,688,480	398,351	1,159,000
Ownership	Simon Property Group (59.3%) / KanAm (40.7%)	N/A	Hull Property Group	Simon Property Group	Simon Property Group (50%) / Tanger (50%)	NYSCRF (50%) / Brookfield Property Partners (45%) / Private Owner (5%)
Distance to Property	N/A	8 miles	8 miles	16 miles	25 miles	28 miles
Occupancy %	94.7%(2)	88%	70%	99%	97%	91%
Inline Sales PSF(3)	$507	$545	$323	$870	$489	$612
Anchors	Bass Pro Shops Outdoor; Burlington; AMC Theatres; Dick's Sporting Goods; Dave & Buster's	Belk; AMC Theatres; Dillard's; Macy's	Belk; J.C. Penney; Staples	Apple; Belk; Dick's Sporting Goods; Dillard's; Macy's	Saks Off 5th Ave	Belk; Dick's Sporting Goods; Dillard's; J.C. Penney
(1)	Source: Third party research report, unless otherwise indicated.
(2)	Information is based on the underwritten rent roll dated September 23, 2022. The Concord Mills Property was 99.2% occupied including the RDP tenants.
(3)	Per third party research for the competitive properties as of July 13, 2022, excluding Apple/Tesla as applicable. The Concord Mills Property sales information is based on borrower sponsor’s provided information for in-line tenants under 10,000 sq. ft. for TTM August 2022 as well as third party reports detailing sales.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
44

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

Cash Flow Analysis.

Cash Flow Analysis
	2018	2019	2020(1)	2021	TTM 8/31/2022	U/W	U/W Per Sq. Ft.
Base Rent(2)	$27,626,950	$27,682,808	$26,306,745	$26,919,594	$26,484,025	$27,904,115	$21.16
Contractual Rent Steps(3)	0	0	0	0	0	361,556	0.27
Income from Vacant Units	0	0	0	0	0	3,517,083	2.67
Overage Rent(4)	647,616	949,352	551,333	2,938,899	3,494,181	2,662,505	2.02
Percent In Lieu(4)	371,004	511,527	787,823	1,848,114	1,559,407	1,938,402	1.47
Expense Reimbursement	13,627,306	13,837,530	12,837,149	12,846,602	13,423,673	12,967,573	9.83
Net Rental Income	$42,272,876	$42,981,217	$40,483,050	$44,553,209	$44,961,286	$49,351,235	$37.43
Temp / Specialty Leasing Income	3,655,509	3,620,149	2,531,433	3,651,586	3,947,516	3,452,917	2.62
Other Income	1,042,803	1,045,569	762,381	992,195	975,353	1,056,383	0.80
(Vacancy & Credit Loss)	61,917	(109,424)	(3,619,874)	(143,482)	(79,171)	(3,517,083)	(2.67)
Effective Gross Income	$47,033,105	$47,537,511	$40,156,990	$49,053,508	$49,804,984	$50,343,452	$38.18

Real Estate Taxes	2,889,275	2,937,658	2,930,777	2,968,493	2,905,035	2,932,540	2.22
Insurance	394,661	391,579	426,078	432,643	472,209	515,457	0.39
Other Operating Expenses	8,600,330	8,643,385	6,974,292	8,686,364	9,483,363	9,246,094	7.01
Total Operating Expenses	$11,884,266	$11,972,622	$10,331,147	$12,087,500	$12,860,607	$12,694,091	$9.63

Net Operating Income	$35,148,839	$35,564,889	$29,825,843	$36,966,008	$36,944,377	$37,649,361	$28.55
Replacement Reserves	0	0	0	0	0	118,679	0.09
TI/LC	0	0	0	0	0	1,318,651	1.00
Net Cash Flow	$35,148,839	$35,564,889	$29,825,843	$36,966,008	$36,944,377	$36,212,031	$27.46
(1)	The Concord Mills Property was closed between March 18, 2020 and May 9, 2020 due to COVID-19 restrictions.
(2)	U/W Base Rent is based on the underwritten rent roll dated September 23, 2022, with adjustments made for executed leases and tenants that have given notice to vacate.
(3)	Contractual Rent Steps were taken through October 1, 2023.
(4)	U/W Overage Rent and U/W Percent In Lieu are based on the terms of applicable leases using TTM August 2022 sales figures.

Property Management.  The Concord Mills Property is managed by Simon Management Associates II, LLC a Delaware limited liability company. The property manager is related to the borrower sponsor.

Lockbox / Cash Management. The Concord Mills Whole Loan is structured with a hard lockbox and springing cash management. All rents from the Concord Mills Property are required to be deposited directly to the lockbox account and, so long as a Lockbox Event Period (as defined below) is not continuing, funds in the lockbox account will be transferred to the borrower’s operating account. During a Lockbox Event Period, the borrower will not have access to the funds in the lockbox account and such funds will be transferred to the lender-controlled cash management account and disbursed according to the Concord Mills Whole Loan documents. During a Lockbox Event Period, all excess cash is required to be held by the lender as additional security for the Concord Mills Whole Loan; provided that excess cash will be disbursed at the direction of the borrower in the event of shortfalls in certain monthly expense items.

A “Control Event” means if one or more of Simon Property Group, L.P. and Simon Property Group, Inc. does not own at least 51% of the direct or indirect interests in the borrower or does not control the borrower.

A “Lockbox Event Period” will occur during the existence of any of: (i) an event of default, (ii) a bankruptcy action of the borrower or manager (if the manager is an affiliate of the borrower), (iii) a Debt Yield Trigger Event (as defined below), or (iv) a Major Tenant Trigger Event (as defined below). A Lockbox Event Period will also continue if it has been triggered a total of five previous times during the loan term, or if triggered by a bankruptcy action of the borrower.

A “Debt Yield Trigger Event” will commence when, as of any date of determination, the debt yield based on the trailing four calendar quarter period immediately preceding such date of determination is less than 12.0% for two consecutive calendar quarters and will expire on the date that the debt yield is 12.0% or greater for two consecutive calendar quarters.

A “Major Tenant Trigger Event” will occur during the existence of any of (i) a Major Tenant Bankruptcy Event (as defined below), (ii) Major Tenant Operations Event (as defined below) or (iii) Major Tenant Renewal Event (as defined below).

A “Major Tenant” means (i) Bass Pro Shops Outdoor, (ii) Burlington, (iii) AMC Theatres and/or (iv) any replacement tenant that occupies at least 50% of the square footage of the premises occupied by one or more of such tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
45

8201 Concord Mills Boulevard Concord, NC 28027	Collateral Asset Summary – Loan No. 2 Concord Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.8% 2.02x 16.0%

A “Major Tenant Bankruptcy Event” will commence upon a bankruptcy action of a Major Tenant and will expire on the date that the Major Tenant has assumed, and any applicable bankruptcy court has affirmed such assumption of the Major Tenant lease, and such Major Tenant is in occupancy of its full space.

A “Major Tenant Operations Event” will commence upon the date on which a Major Tenant goes dark or vacates, on a permanent basis (or for more than 90 consecutive days with an intention to vacate permanently), its demised space at the Concord Mills Property; provided that none of the following will constitute a Major Tenant Operations Event: (a) a temporary closure in connection with a restoration or renovation, (b) any other temporary closure with a duration of less than 90 days, (c) a temporary closure in compliance with applicable law, regulations and/or governmental mandates, or (d) a temporary closure related to COVID mandated stay-at-home closures, and will expire when the applicable Major Tenant continuously operates its business at the Concord Mills Property for a period of no less than 30 consecutive days during normal business hours and is paying full rent as is required under the Major Tenant lease.

A “Major Tenant Renewal Event” means unless such Major Tenant lease has been renewed or extended on terms approved in writing by the lender by the earlier of (x) the date on which such Major Tenant gives notice that it will not be renewing the Major Tenant lease in accordance with its terms, and (y) the date that is six months prior to the date of lease expiration, and will expire upon (a) the date on which the Major Tenant renews and/or extends its lease, (b) not less than 50% of the space demised by the Major Tenant lease has been leased to one or more new tenants, or (c) the applicable Major Tenant Threshold Amount has been deposited in the excess cash reserve account.

A “Major Tenant Threshold Amount” means with respect to (i) the space occupied by Bass Pro Shops Outdoor, the amount of $6,739,500, (ii) with respect to the space occupied by Burlington, the amount of $5,024,900 and (iii) with respect to the space occupied by AMC Theatres, the amount of $4,186,600.

Initial and Ongoing Reserves. At origination, the borrower deposited $835,000 into a reserve for outstanding tenant improvements and leasing commissions. The borrower is permitted to provide a letter of credit or a guaranty for such amount from a borrower affiliate approved by the lender.

Tax Reserve – The borrower is required to deposit monthly to a real estate tax reserve 1/12 of the annual estimated real estate taxes (i) during a Control Event, (ii) during a Lockbox Event Period, or (iii) upon the borrower’s failure to provide the lender evidence of timely payment of taxes. In lieu of monthly deposits to the real estate tax reserve, the borrower is permitted to provide a letter of credit for such amounts from a borrower affiliate approved by the lender.

Insurance Reserve – The borrower is required to deposit monthly 1/12 of the annual estimated insurance premiums to the insurance reserve (i) during a Control Event, (ii) during a Lockbox Event Period, or (iii) upon the borrower’s failure to provide the lender evidence of the renewal of a blanket policy to the extent the borrower maintains insurance pursuant to a blanket policy. In lieu of monthly deposits to the insurance reserve, the borrower is permitted to provide a letter of credit for such amounts from a borrower affiliate approved by the lender.

Replacement Reserve – During a (i) Control Event or (ii) Lockbox Event Period, the borrower is required to deposit monthly approximately $16,483 to a reserve for replacements to the Concord Mills Property. In lieu of monthly deposits to the replacement reserve, the borrower is permitted to provide a letter of credit for such amounts from a borrower affiliate approved by the lender.

TI/LC Reserve – On each payment date, the borrower is required to deposit monthly approximately $109,888 for future tenant improvements and leasing commissions, subject to a cap of $2,637,302 (except such cap will not apply during a Lockbox Event Period). In lieu of monthly deposits to the TI/LC reserve, the borrower is permitted to provide a letter of credit for such amounts from a borrower affiliate approved by the lender.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
46

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
47

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
48

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%
Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Refinance
Borrower Sponsor:	Bryan L. Norton
Borrowers(1):	Various
Original Balance(2):	$53,500,000
Cut-off Date Balance(2):	$53,500,000
% by Initial UPB:	7.3%
Interest Rate:	5.00000%
Payment Date:	5th of each month
First Payment Date:	September 5, 2022
Maturity Date:	August 5, 2032
Amortization:	Interest Only
Additional Debt(2):	$40,000,000 Pari Passu Debt
Call Protection(3):	L(27),D(89),O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly	Cap
Taxes:	$0	Springing	NAP
Insurance:	$0	Springing	NAP
Replacement Reserves:	$0	Springing	NAP
TI/LC:	$4,000,000	Springing	$500,000
Property Information
Single Asset / Portfolio:	Portfolio of 14 properties
Property Type(5):	Various
Collateral(6):	Fee
Location(5):	Various
Year Built / Renovated(6):	Various / Various
Total Sq. Ft.:	806,752
Property Management:	Triple Net Management, LLC
Underwritten NOI:	$8,217,343
Underwritten NCF:	$8,214,980
Appraised Value(7):	$152,000,000
Appraisal Date:	June 1, 2022

Historical NOI(8)
Most Recent NOI:	$8,216,311 (T-12 June 30, 2022)
2021 NOI:	NAV
2020 NOI:	NAV
2019 NOI:	NAV

Historical Occupancy(8)
Most Recent Occupancy:	100.0% (November 5, 2022)
2021 Occupancy:	NAV
2020 Occupancy:	NAV
2019 Occupancy:	NAV

Financial Information(2)
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon(7)	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$53,500,000
Pari Passu Notes	$40,000,000
Whole Loan	$93,500,000	$116 / $116	61.5% / 61.5%	1.73x / 1.73x	8.8% / 8.8%	8.8% / 8.8%
(1)	The borrowers of the Triple Net Portfolio Whole Loan (as defined below) are Aldo Ave Santa Clara CA, LLC, Patterson Drive Garden Grove CA, LLC, Triple Net Portfolio I Gardena CA, LLC, Triple Net Portfolio I Carson CA, LLC, Earl Rudder Freeway Bryan TX, LLC, Kingston Ave Chester VA, LLC, Townline Road Peoria IL, LLC, Fishkill Avenue Beacon NY, LLC, Utah Valley Drive American Fork UT, LLC, Industrial Parkway Ithaca MI, LLC, Maitlen Drive Cushing OK, LLC, 126th Street North Collinsville OK, LLC, State Route 307 West Geneva OH, LLC, Bishop Road Geneva OH I, LLC, and Bishop Road Geneva OH II, LLC.
(2)	The Triple Net Portfolio Loan (as defined below) is part of a whole loan evidenced by five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $93,500,000. The financial information in the chart above reflects the Triple Net Portfolio Whole Loan.
(3)	Defeasance of the Triple Net Portfolio Whole Loan is permitted at any time after the earlier to occur of (a) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized and (b) July 29, 2025. The assumed defeasance lockout period of 27 payments is based on the expected closing date of this securitization in November 2022.
(4)	See “Initial and Ongoing Reserves” herein.
(5)	See “Portfolio Summary” herein.
(6)	The Triple Net Portfolio Whole Loan is secured by the fee simple interest in 13 industrial properties and one office property that were built between 1955 and 2015. Eleven of the Triple Net Portfolio Properties were renovated between 1982 and 2015. See “Portfolio Summary” table herein.
(7)	The Appraised Value represents the “Portfolio Value Assuming Reserves”, which includes a portfolio premium of 6.562% over the aggregate “as-is” appraised values of the portfolio properties if sold together on a bulk basis which assumes a capital reserve account of $4,000,000. The aggregate of the “as-is” appraised values which does not assume a capital reserve on a stand-alone basis is $142,640,000, which results in a Cut-off Date LTV and Balloon LTV of 65.5% and 65.5%, respectively.
(8)	Occupancy represents occupancy for industrial and office properties in the Triple Net Portfolio (as defined below). Historical financial information and historical occupancy are not available due to the Triple Net Portfolio Properties being acquired over 2014-2021 and separate financial information not having been provided in connection with such acquisition.

The Loan.  The mortgage loan (the “Triple Net Portfolio Loan”) is part of a whole loan (the “Triple Net Portfolio Whole Loan”) comprised of five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $93,500,000, secured by first priority mortgages and deeds of trust encumbering the borrowers’ fee simple ownership interests in a portfolio of 13 industrial properties and one office property totaling 806,752 sq. ft. located across nine states (the “Triple Net Portfolio” or the “Triple Net Portfolio Properties”). The controlling Note A-2 and non-controlling Note A-3, with an aggregate outstanding principal balance as of the Cut-off Date of $53,500,000, representing approximately 7.3% of the Initial Pool Balance, are being contributed to the 3650R 2022-PF2 trust. The remaining notes are expected to be contributed to one or more future securitization trusts or may otherwise be transferred at any time. The Triple Net Portfolio Whole Loan was originated on July 29, 2022 by 3650 Real Estate Investment Trust 2 LLC.

The Triple Net Portfolio Whole Loan has an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Triple Net Portfolio Whole Loan requires interest-only payments during its entire term and accrues interest at a rate of 5.00000% per annum.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
49

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

The below table summarizes the promissory notes that comprise the Triple Net Portfolio Whole Loan. The relationship between the holders of the Triple Net Portfolio Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$20,000,000	$20,000,000	3650 REIT(1)	No
A-2	38,500,000	38,500,000	3650R 2022-PF2	Yes
A-3	15,000,000	15,000,000	3650R 2022-PF2	No
A-4	10,000,000	10,000,000	3650 REIT(1)	No
A-5	10,000,000	10,000,000	3650 REIT(1)	No
Whole Loan	$93,500,000	$93,500,000
(1)	Notes held by lenders are expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The proceeds of the Triple Net Portfolio Whole Loan were used to pay off $59,739,986 of existing debt, return approximately $27,367,341 of equity to the borrower sponsor, fund reserves and pay origination costs.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$93,500,000	100.0%	Loan Payoff	$59,739,986	63.9%
			Principal Equity Distribution	27,367,341	29.3
			Upfront Reserves	4,000,000	4.3
			Closing Costs	2,392,673	2.6
Total Sources	$93,500,000	100.0%	Total Uses	$93,500,000	100.0%

The Borrowers and the Borrower Sponsor. The borrowers are Aldo Ave Santa Clara CA, LLC, Patterson Drive Garden Grove CA, LLC, Triple Net Portfolio I Gardena CA, LLC, Triple Net Portfolio I Carson CA, LLC, Earl Rudder Freeway Bryan TX, LLC, Kingston Ave Chester VA, LLC, Townline Road Peoria IL, LLC, Fishkill Avenue Beacon NY, LLC, Utah Valley Drive American Fork UT, LLC, Industrial Parkway Ithaca MI, LLC, Maitlen Drive Cushing OK, LLC, 126th Street North Collinsville OK, LLC, State Route 307 West Geneva OH, LLC, Bishop Road Geneva OH I, LLC and Bishop Road Geneva OH II, LLC. Each of the borrowers is a Delaware limited liability company and single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Triple Net Portfolio Whole Loan. The borrower sponsor and non-recourse carveout guarantor is Bryan L. Norton. The borrower sponsor focuses on acquiring commercial properties with triple-net leases. According to materials provided by the borrower sponsor, over the past decade, the borrower sponsor has invested over $1.25 billion in real estate and private equity transactions. As of November 2022, the borrower sponsor’s portfolio includes 22 properties totaling approximately 1.1 million sq. ft.

The borrower sponsor purchased the Triple Net Portfolio in successive transactions over 2014-2021 and has financed 12 of the 14 properties with CMBS loans.

The Properties. The Triple Net Portfolio consists of 13 industrial properties (753,272 sq. ft.) and one office property (53,480 sq. ft.). The Triple Net Portfolio Properties are located across nine states: California, Texas, Virginia, New York, Illinois, Oklahoma, Ohio, Michigan and Utah.

417 & 433 West 164th Street – The 417 & 433 West 164th Street property (the “417 & 433 West 164th Street Property”) is a single-story industrial building with a total of 29,500 sq. ft. in Carson, California, located in the West Rancho Dominguez submarket of Los Angeles, California. The 417 & 433 West 164th Street Property was built in 1967, with an addition in 2015 and is situated on a 2.03-acre site. Valence Surface Technologies (“Valence”) occupies 100.0% of the 417 & 433 West 164th Street Property on a triple-net basis. Valence is paying a current rental rate of $32.61 per sq. ft. with a lease expiration of October 6, 2029, and two, five-year renewal options and one, four-year and 11-month renewal option. The 417 & 433 West 164th Street Property is currently undergoing an environmental remediation and the removal of all Chromium Hex tanks from the 417 & 433 West 164th Street Property. Valence has ceased operations at the 417 & 433 West 164th Street Property until the completion of such renovations related to the environmental remediations associated with Chromium Hexavalent (“Chromium Hex”). Once the remediation is complete, it is expected based on conversations with the landlord and tenant that Valence will recommence operations at the 417 & 433 West 164th Street Property as an aerospace metal finishing facility. During the remediation Valence is still bound by the terms of the lease, including, without limitation, the obligation to pay rent. Valence has a right of first refusal to purchase the premises in the event the landlord receives any offer from a third party.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
50

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

5455 State Route 307 West – The 5455 State Route 307 West property (the “5455 State Route 307 West Property”) is comprised of three single-story industrial buildings totaling 212,382 sq. ft. which were built in 1979 and were renovated and expanded in 2008. The buildings sit on a 9.8-acre site. The clear height of the building ranges from 18 feet to 26 feet. Hunter Defense Technologies ("HDT") occupies 100.0% of the 5455 State Route 307 West Property on a triple-net basis. HDT pays a base rental rate of $6.54 per sq. ft. for the 5455 State Route 307 West Property with a lease expiration on February 15, 2025, and five successive one-year automatic renewal options.

508 Fishkill Avenue – The 508 Fishkill Avenue property (the “508 Fishkill Avenue Property”) is one, single-story industrial building totaling 56,125 sq. ft. located in Beacon, New York. The 508 Fishkill Avenue Property was constructed in 2012 and sits on a 15.4-acre site. The sole tenant, Republic, executed a 13-year lease in May 2014 and pays a rental rate of $21.14 per sq. ft. with a lease expiration of May 9, 2027, and two, five-year renewal options.

10701 East 126th Street North – The 10701 East 126th Street North property (the “10701 East 126th Street North Property”) is comprised of four, single story buildings totaling 138,431 sq. ft. on a 29.95-acre site located in Collinsville, Oklahoma. The 10701 East 126th Street North Property was constructed in 2004 and renovated in 2015. Victory Energy has been a tenant at the 10701 East 126th Street North Property since October 2015, paying a weighted average rental rate of $5.63 per sq. ft. with a lease expiration of September 30, 2035, and three, five-year lease renewal options. Victory Energy has a right of first refusal to purchase the premises in the event the landlord receives any offer from a third party.

120-150 West 154th Street – The 120-150 West 154th Street property (the “120-150 West 154th Street Property”) consists of five free standing, single story industrial buildings totaling 27,620 sq. ft. in Gardena, California, which is in the West Rancho Dominguez submarket of the Los Angeles market. The buildings were constructed in 1955, renovated in 1983, and are situated on a 1.00-acre site. Valence occupies 100.0% of the 120-150 West 154th Street Property on a triple-net basis. Valence has been a tenant at the 120-150 West 154th Street Property since October 2014 paying a current rental rate of $23.07 per sq. ft. with a lease expiration of October 6, 2029, and two, five-year renewal options and one, four-year and 11-month renewal option. The 120-150 West 154th Street Property is currently under renovation as Chromium Hex is being phased out of aerospace manufacturing. Valence has ceased operations at the 120-150 West 154th Street Property during conversion of the property to warehouse use, but Valence is still bound by the terms of the lease, including, without limitation, the obligation to pay rent during the conversion. Valence has a right of first refusal to purchase the premises in the event the landlord receives any offer from a third party.

Portfolio Summary
Property Name	City, State	Property Type	Year Built / Renovated	Sq. Ft.	Allocated Whole Loan Cut-off Date Balance	% of Allocated Whole Loan Cut-off Date Balance	Appraised Value	% of Appraised Value(2)
417 & 433 West 164th Street	Carson, CA	Industrial	1967, 2015 / NAP	29,500	$13,755,408	14.70%	$21,000,000	14.70%
5455 State Route 307 West	Geneva, OH	Industrial	1979 / 2008	212,382	13,427,900	14.40%	20,500,000	14.40%
508 Fishkill Avenue	Beacon, NY	Industrial	2012 / NAP	56,125	12,895,475	13.80%	19,700,000	13.80%
10701 East 126th Street North	Collinsville, OK	Industrial	2004 / 2015	138,431	8,515,253	9.10%	13,000,000	9.10%
120-150 West 154th Street	Gardena, CA	Industrial	1955 / 1983	27,620	8,207,742	8.80%	12,500,000	8.80%
529 Aldo Avenue	Santa Clara, CA	Industrial	1973 / 2003	15,744	7,732,637	8.30%	11,400,000	8.00%
758 East Utah Valley Drive	American Fork, UT	Office	1996 / 2015	53,480	7,706,686	8.20%	12,400,000	8.70%
7051 Patterson Drive	Garden Grove, CA	Industrial	1979 / NAP	18,600	5,765,833	6.20%	8,500,000	6.00%
255 Industrial Parkway	Ithaca, MI	Industrial	1983 / 1999	60,500	3,938,525	4.20%	6,100,000	4.30%
2801 North Earl Rudder Freeway	Bryan, TX	Industrial	2007 / 2010	26,156	3,930,117	4.20%	6,000,000	4.20%
1200 North Maitlen Drive	Cushing, OK	Industrial	1984 / 2007	73,397	2,882,085	3.10%	4,400,000	3.10%
2022 West Townline Road	Peoria, IL	Industrial	1969 / 1985	56,000	1,899,555	2.00%	2,900,000	2.00%
5450 Bishop Road	Geneva, OH	Industrial	1965 / 2008	27,072	1,853,705	2.00%	2,700,000	1.90%
13210 Kingston Avenue	Chester, VA	Industrial	1973 / 1982	11,745	989,079	1.10%	1,540,000	1.10%
Total				806,752	$93,500,000	100.0%	$152,000,000(1)	100.0%
(1)	The Total Appraised Value represents the “Portfolio Value Assuming Reserves”, which includes a portfolio premium of 6.562% over the aggregate “as-is” appraised values of the portfolio properties if sold together on a bulk basis, which assumes a capital reserve account of $4,000,000. The aggregate of the “as-is” appraised values which does not assume a capital reserve account on a stand-alone basis is $142,640,000.
(2)	% of Appraised Value is based on the sum of the as-is appraised values.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
51

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%
Tenant Summary(1)
Tenant	Tenant Type	Credit Rating (Moody’s/Fitch/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
Hunter Defense Technologies	Industrial	NR/NR/NR	239,454	29.7%	$6.77	18.7%	2/15/2025
Victory Energy	Industrial	NR/NR/NR	211,828	26.3	$5.23	12.8	Various(2)
Valence Surface Technologies	Industrial	NR/NR/NR	75,720	9.4	$27.07	23.7	10/6/2029
Anchor Danly	Industrial	NR/NR/NR	60,500	7.5	$6.84	4.8	8/31/2039
Republic	Industrial	NR/NR/NR	56,125	7.0	$21.57	14.0	5/9/2027
Kuusakoski Glass Recycling	Industrial	NR/NR/NR	56,000	6.9	$4.05	2.6	6/30/2023
Myler Disability	Office	NR/NR/NR	53,480	6.6	$18.51	11.4	3/31/2025
Rush Trucking	Industrial	NR/NR/NR	26,156	3.2	$15.60	4.7	10/1/2024
NxEdge CSL	Industrial	NR/NR/NR	15,744	2.0	$34.38	6.2	10/6/2029
Messer	Industrial	NR/NR/NR	11,745	1.5	$8.16	1.1	2/28/2031
Ten Largest Tenants			806,752	100.0%	$10.74	100.0%
Vacant			0	0.0
Total / Wtd. Avg.			806,752	100.0%
(1)	Based on the underwritten rent roll dated November 5, 2022 and inclusive of rent steps of $292,627 underwritten for various tenants through June 1, 2023.
(2)	Victory Energy has various Lease Expiration dates, including (i) 138,431 Sq. Ft. expiring in September 2035 and (ii) 73,397 Sq. Ft. expiring in October 2025.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	1	56,000	6.9%	56,000	6.9%	$4.05	2.6%	2.6%
2024	1	26,156	3.2%	82,156	10.2%	$15.60	4.7%	7.3%
2025	4	366,331	45.4%	448,487	55.6%	$7.86	33.2%	40.6%
2026	0	0	0.0%	448,487	55.6%	$0.00	0.0%	40.6%
2027	1	56,125	7.0%	504,612	62.5%	$21.57	14.0%	54.5%
2028	0	0	0.0%	504,612	62.5%	$0.00	0.0%	54.5%
2029	4	91,464	11.3%	596,076	73.9%	$28.33	29.9%	84.4%
2030	0	0	0.0%	596,076	73.9%	$0.00	0.0%	84.4%
2031	1	11,745	1.5%	607,821	75.3%	$8.16	1.1%	85.6%
2032	0	0	0.0%	607,821	75.3%	$0.00	0.0%	85.6%
2033 & Thereafter(2)	2	198,931	24.7%	806,752	100.0%	$6.29	14.4%	100.0%
Vacant	NAP	0	0.0%	806,752	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	14	806,752	100.0%			$10.74	100.0%
(1)	Based on the underwritten rent roll dated November 5, 2022, and inclusive of rent steps of $292,627 underwritten for various tenants through June 1, 2023.
(2)	2033 & Thereafter is inclusive of 138,431 Sq. Ft. attributable to Victory Energy at the 10701 East 126th Street North Property and 60,500 Sq. Ft. attributable to the Anchor Danly at the 255 Industrial Parkway Property.

Major Tenants. Hunter Defense Technologies (239,454 sq. ft.; 29.7% of NRA; 18.7% of U/W Base Rent) was founded in 1937 and is headquartered in Solon, Ohio. HDT is an industry leader in engineering, designing, and manufacturing military expeditionary products, rugged industrial/commercial products, and products for medical rehabilitation. HDT’s product lines include shelters, heaters, environmental control units, power generators, chemical/biological/radiological/nuclear air filtration and collective protection systems, military vehicles, perimeter protection systems, and robotics including manipulator arms, vehicles, and healthcare solutions. HDT is known for its deployable solutions to meet critical military and emergency needs. HDT’s engineering services range from proof-of concept product validation and testing to final build and test. HDT solutions are designed for rapid set-up and strike, taking into consideration all facets of troop comfort in expeditionary environments. Each of HDT’s leases are on a triple net basis with five, one-year extensions which renew automatically.

Victory Energy (211,828 sq. ft.; 26.3% of NRA; 12.8% of U/W Base Rent) was founded in 1999 as a single source supplier and service solution of steam generating equipment to various industries providing an array of customized boilers, burners, and heat transfer solutions and services. Victory Energy employs approximately 200 people between the 10701 East 126th Street North Property and 1200 North Maitlen Property. Operations at the 10701 East 126th Street North Property focus largely on boilers and boiler parts while operations at the 1200 North Maitlen Drive property (the “1200 North Maitlen Drive Property”), in addition to boilers and boiler parts, also focus on dryers, ductwork, support steel and stacks. Victory Energy has been an occupant of the 10701 East 126th Street North Property since October 2015, has a lease expiration date of September 2035, and has been an occupant at the 1200 North Maitlen Drive Property since October 2020 with a lease expiration date of October 2025. Each of the leases are on a triple-net basis and have annual rent increases.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
52

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

Valence Surface Technologies (75,720 sq. ft.; 9.4% of NRA; 23.7% of U/W Base Rent) is a full-service surface finishing company specializing in the commercial aerospace, defense, space, and satellite industries. With ten sites across the United States, Valence provides a start to finish solution from non-destructive testing and chemical processing, to paint and sub-assembly. With the 120-150 West 154th Street Property location being initially founded in 1965, Valence is one of the oldest aerospace finishing companies in North America. Valence is wholly owned by British Columbia Investment Management Corporation (“BCI”), which is one of the largest asset managers in Canada and a leading provider of investment management services for British Columbia’s public sector. BCI seeks investment opportunities around the world and across a range of asset classes that convert savings into productive capital, helping institutional clients build a financially secure future for their beneficiaries. As of March 31, 2022, BCI has an asset under management of approximately $211.1 billion. Valence has been an occupant of the following Triple Net Portfolio Properties, 120-150 West 154th Street Property, 417 & 433 West 164th Street Property and 7051 Patterson Drive Property (the “Valence Properties”) since October 2014, has an expiration date of October 2029 and pays rent on a triple net basis with 3.0% annual rent increase. At the 120-150 West 154th Street Property, Valence has suspended operations during conversion of the property to warehouse use, but Valence is still bound by the terms of the lease, including, without limitation, the obligation to pay rent during the conversion.

Environmental Matters. According to the Phase I environmental reports dated between May 9, 2022 and July 8, 2022, two recognized environmental conditions (“RECs”) were identified for the 417 & 433 West 164th Street Property, which are being by addressed by responsible third parties under regulatory oversight and are covered by an environmental insurance policy protecting lender: (1) The first REC is in connection with tetrachloroethene (“PCE”) impacts, that were identified during subsurface investigations conducted between 1994 and 1998, and are being addressed by responsible parties former owner C&Q Investments and former operator ANCO Metal Improvement Company (“ANCO”) under regulatory supervision of the Regional Water Quality Control Board (“RWQCB”), the cost of which is reportedly covered by an environmental insurance policy, and which includes a dual phase groundwater extraction system and vapor extraction system installed by ANCO in 2009; and (2) The second REC is in connection with chromium impacts, identified during an investigation in 2015, which are being addressed by the responsible party tenant Valence under oversight of the RWQCB. Review of the most recent groundwater monitoring report, dated January 31, 2022, indicated that (i) PCE levels in groundwater continue to decrease; chromium/hexavalent chromium has not historically been detected in off-site monitoring wells; (iii) elevated levels of total chromium have been identified in groundwater extraction well #1 but not in excess of ANCO’s permitted discharge levels; and (iv) chromium levels in on-site wells have been steadily decreasing since the highest levels were detected in 2015, with the exception of an increasing trend of hexavalent chromium in one monitoring well in 2018, after which additional characterization was required by the RWQCB. Given that the third party responsible parties are actively addressing these conditions under regulatory supervision, no further action was required to be taken by the borrower, other than to monitor the progress of the open cases, until regulatory closure is obtained. As additional protection for the Valence Properties, environmental insurance was obtained. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Triple Net Portfolio consists of 14 properties located across nine states: Ohio, Oklahoma, California, Michigan, New York, Illinois, Utah, Texas, and Virginia.

Los Angeles-Long Beach-Anaheim, CA MSA: The area has a population of approximately 13.3 million which has increased by 475,033 since 2010, reflecting an annual increase of 0.3%. According to the appraisal, the population is projected to increase by an additional 201,595 by 2026, reflecting 0.3% annual population growth. The area features an average household income of $111,121 and a median household income of $78,908. Over the next five years, median household income is expected to increase by 13.8%, or $2,173 per annum. The top three industries within the area are health care/social assistance, professional/scientific/technological services and retail trade, which represent a combined total of 33% of the population. The U.S. Department of Labor reported an unemployment rate of 5.3% as of March 2022. In summary, the area is forecasted to experience an increase in population and an increase in household income.

Gardena, California: The 120-150 West 154th Street Property is situated east of the 110 Freeway in unincorporated Los Angeles County. Existing office development is concentrated along Redondo Beach Boulevard, and consists primarily of smaller buildings containing less than 30,000 sq. ft. that are generally occupied by local businesses. Industrial land uses cover approximately 14% of the city. The largest activities in the city are machinery, printing and publishing, garment, and plastics. The largest industrial district is a concentration of mostly light manufacturing located north of Rosecrans Avenue, beginning one-half mile west of the 120-150 West 154th Street Property. The primary commercial thoroughfares are situated along I-110, I-105, I-405 and I-710.

Carson, California: The 417 & 433 West 164th Street Property is situated approximately 13 miles south of downtown Los Angeles in the northeast portion of the South Bay. Carson has attracted a broad range of businesses, due in part to the city’s pro-business stance and the fact that the city has relatively low business license fees and does not impose a utility use tax, gross receipts tax, local property tax, or parking tax. Until the early 1970s, much of the land in Carson and the surrounding Dominguez Hills/Dominguez area was utilized for farming and oil production. However, as industrial land was absorbed in central Los Angeles, the South Bay area with its abundant supply of open space became the focus of new industrial development. This development was facilitated by the area’s proximity and access to the ports of Los Angeles and Long Beach. Watson Land and Carson Estates are the largest landowners in the area and have been the dominant industrial developers in this portion of the South Bay. One of the most significant commercial developments in the city is the South Bay Pavilion at Carson, a regional mall located at the southeast corner of Avalon Boulevard and Del Amo Boulevard in the central area of the city. The mall was expanded with the construction of a 217,000 sq. ft. IKEA furniture store. Target and 24-Hour Fitness opened stores in 2005.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
53

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

Garden Grove, California: The city of Garden Grove is situated in the north central portion of Orange County. The city is approximately 25 miles southeast of Los Angeles. Adjacent cities include Anaheim and Stanton to the north, Orange and Santa Ana to the east, Westminster to the south and Stanton to the west. The 7051 Patterson Drive property (the “7051 Patterson Drive Property”) is in a conforming area of industrial development that extends southeast and northwest from the 7051 Patterson Drive Property. There is dense large scale multifamily development immediately northeast and southwest. The 7051 Patterson Drive Property has regional and local access and is surrounded by various industrial developments along Katella Avenue, Knott Street, and Western Avenue. Gardena Grove is generally built out with future development consisting primarily of redevelopment opportunities.

The appraiser identified eight comparable industrial leases with rents ranging from $18.00 and $33.36 per sq. ft. for the four industrial properties located in California, which falls above the underwritten base rents across the Triple Net Portfolio Properties located in California.

California Industrial Lease Comparables (1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (mo.)	Rent per Sq. Ft.
California Properties	Various	Various	91,464	Various	Various	Various	Various	$28.33
Freestanding Industrial	15700 S. Figueroa Street	1981	35,989	New Tenant	35,989	Feb-22	60	$18.00
Cold Storage Distribution	1065 E. Walnut Street	1974	172,420	RLS Partners	72,203	Jan-22	60	$19.20
12536 Chadron Avenue	12536 Chadron Avenue	1951	25,000	Venturi Astrolabs	25,000	Apr-21	120	$28.92
Hawthorne Flex Property	12600 Yukon Avenue	1946	18,000	Tru Architectural	18,000	Apr-21	60	$33.00
105 South Puente Street	105 S. Puente Street	1990	184,000	Pleaser Shoes	184,000	Mar-22	36	$18.72
Primary Color Industrial Building	401 Coral Circle	1967	56,815	Rivian	56,815	Feb-21	68	$22.80
Champion Station	250 W. Tasman Drive	1995	96,000	Archer Aviation Inc	95,948	Jul-22	52	$28.20
Office R&D	5353 Betsy Ross Drive	1982	85,200	Shockwave Medical	85,200	Dec-21	120	$33.36
Average / Wtd. Avg.(3)		1981	84,178		101,344		63	$23.80
(1)	Source: Appraisals.
(2)	California Properties Building Size (Sq. Ft.) and Rent per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022 and is inclusive of rent steps.
(3)	Average / Wtd. Avg. excludes the Triple Net Portfolio Properties located in California.

New York-Newark-Jersey City, NY-NJ-PA MSA: The area has a population of approximately 19.3 million which has increased by 455,615 since 2010, reflecting an annual increase of 0.2%. The population is projected to increase by an additional 229,201 by 2026, reflecting 0.2% annual population growth. The area features an average household income of $122,318 and a median household income of $83,280. Over the next five years, median household income is expected to increase by 12.2%, or $2,027 per annum. The area includes a total of 9.2 million employees and has an 8.6% unemployment rate. The top three industries within the area are health care/social assistance, professional/scientific/technological services and educational services, which represent a combined total of 38% of the population.

The 508 Fishkill Avenue Property is in the city of Beacon, Dutchess County, New York. The neighborhood is located approximately 15 miles south of Poughkeepsie and 60 miles north of Manhattan. Primary access to the subject neighborhood is provided by Interstate Highway 84. Land uses within the neighborhood consist of a mixture of commercial and residential development. Growth patterns have occurred, for the most part, along primary commercial thoroughfares such as Interstate Highway 84, US 9, and the Hudson River.

The appraiser identified six comparable industrial leases with rents ranging from $10.50 to $20.00 per sq. ft. Based on the identified lease comparables, the appraiser concluded a market rent of $20.00 per sq. ft., which falls above the underwritten base rents across the 508 Fishkill Avenue Property.

New York Industrial Lease Comparables (1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (mo.)	Rent per Sq. Ft.
508 Fishkill Avenue	508 Fishkill Avenue	2012	56,125	Republic	56,125	May-14	156	$21.57
ALOS Industrial Building	118 Bracken Road	1988	32,000	Available	7,650	Apr-21	60	$10.50
Middletown Industrial Building	554 M and M Road	2019	6,000	Confidential	6,000	Apr-20	60	$14.00
Industrial Building	152 Broadway	1947	187,500	Available	10,000	Jul-21	60	$14.00
Industrial Building	301 Route 17	1995	8,196	Available-#5	1,500	Sep-21	36	$17.00
Industrial Building	301 Route 17	1995	8,196	Furniture Medic	1,500	Jun-18	84	$15.16
Multi-Tenant Industrial Space	677 Nepperhan Avenue	1960	14,000	Confidential	12,400	Sep-21	60	$20.00
Average / Wtd. Avg.(3)		1958	42,649		9,199		60	$15.38
(1)	Source: Appraisal.
(2)	508 Fishkill Avenue Rent per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022 and is inclusive of rent steps.
(3)	Average / Wtd. Avg. excludes the 508 Fishkill Avenue Property.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
54

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

Ashtabula, OH Micropolitan Statistical Area: The area has a population of 100,614 which has decreased by 883 since 2010, reflecting an annual decrease of 0.1%. The population is projected to decrease by an additional 1,331 by 2026, reflecting a 0.3% decrease in annual population growth. The area features an average household income of $61,178 and a median household income of $46,560. Over the next five years, median household income is expected to increase by 10.9%, or $1,014 per annum. The area includes a total of 40,022 employees and has a 5.6% unemployment rate. The top three industries within the area are manufacturing, health care/social assistance and retail trade, which represent a combined total of 52% of the population.

The 5450 Bishop Road property and the 5455 State Route 307 West Property are situated in the city of Geneva, Ashtabula County, Ohio, which is considered a suburban location. The neighborhood is located approximately 50 miles northeast of Cleveland. Primary access to the neighborhood is provided by Interstate Highway 90 and US 20. Land uses within the neighborhood consist of a mixture of commercial and residential development. Growth patterns have occurred, for the most part, along primary commercial thoroughfares such as Interstate Highway 90 and US 20.

The appraisers identified six comparable industrial leases with rents ranging from $5.00 to $6.50 per sq. ft. Based on the identified lease comparables, the appraisers concluded a market rent of $6.50 per sq. ft., which falls below the underwritten base rents across the 5450 Bishop Road property and the 5455 State Route 307 West Property.

Ohio Industrial Lease Comparables (1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (mo.)	Rent per Sq. Ft.
Ohio Properties	Various	Various	239,454	Hunter Defense	Various	Feb-10	180	$6.77
				Technologies
Westlake Office/ Industrial Building	26235 First Street	1965	62,919	Automotive Events	17,975	Aug-19	59	$5.25
4650 Tiedeman Road	4650 Tiedeman Road	1969	34,240	Ruan Transport	34,240	Sep-19	120	$5.25
				Corporation
Macedonia Warehouse	9456 Freeway Drive	2007	55,910	Confidential	55,910	Mar-22	60	$5.00
6575 Davis Industrial Parkway	6575 Davis Industrial Parkway	1981	100,000	Available	66,321	Mar-22	60	$6.00
Emerald Valley Parkway - Building 261	30311 Emerald Valley Parkway	2005	261,871	Millwood, Inc.	69,175	Mar-18	120	$6.50
Cleveland Truck Terminal	20200 1st Avenue	1990	68,400	Available	38,400	Apr-21	60	$5.95
Average / Wtd. Avg.(3)		1993	97,223		56,233		82	$5.78
(1)	Source: Appraisals.
(2)	Ohio Properties Building Size (Sq. Ft.) and Rent per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022 and is inclusive of rent steps.
(3)	Average / Wtd. Avg. excludes Triple Net Portfolio Properties located in Ohio.

Tulsa, OK MSA: The area has a population of approximately 1.0 million which has increased by 68,514 since 2010, reflecting an annual increase of 0.6%. The population is projected to increase by an additional 36,776 by 2026, reflecting 0.7% annual population growth. The area features an average household income of $81,007 and a median household income of $57,460. Over the next five years, median household income is expected to increase by 9.1%, or $1,050 per annum. The area includes a total of 482,639 employees and has a 5.3% unemployment rate. The top three industries within the area are health care/social assistance, manufacturing and retail trade, which represent a combined total of 37% of the population.

The 10701 East 126th Street North Property is located in the city of Collinsville, Tulsa County, Oklahoma and is considered a suburban area outside of Tulsa. The neighborhood is located approximately 100 miles northeast of Oklahoma City. Primary access to the neighborhood is provided by US 169. Land uses within the neighborhood consist of a mixture of commercial and residential development. Growth patterns have occurred, for the most part, along primary commercial thoroughfares such as US 169 and North Yale Avenue.

Stillwater, OK Micropolitan Statistical Area: The area has a population of 82,648 which has increased by 5,298 since 2010, reflecting an annual increase of 0.6%. Population is projected to increase by an additional 2,965 by 2026, reflecting 0.7% annual population growth. The area features an average household income of $59,725 and a median household income of $40,349. Over the next five years, median household income is expected to increase by 5.8%, or $469 per annum. The area includes a total of 37,177 employees and has a 3.9% unemployment rate. The top three industries within the area are educational services, retail trade and health care/social assistance, which represent a combined total of 47% of the population.

The 1200 North Maitlen Drive Property is located in the city of Cushing, Payne County, Oklahoma, which is considered a rural suburban location. The neighborhood is located approximately 70 miles northeast of Oklahoma City and 50 miles southwest of Tulsa. Primary access to the neighborhood is provided by State Highway 33. Land uses within the subject neighborhood consist of a mixture of commercial and residential development. Growth patterns have occurred, for the most part, along primary commercial thoroughfares such as Interstate Highway 44 and US Highway 177.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
55

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

The appraisers identified eight comparable industrial leases with rents ranging from $3.50 to $6.00 per sq. ft. Based on the identified lease comparables, the appraisers concluded market rents ranging from $3.50 to $5.75 per sq. ft., which falls below the underwritten base rents across the 10701 East 126th Street North Property and the 1200 North Maitlen Drive Property.

Oklahoma Industrial Lease Comparables (1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (mo.)	Rent per Sq. Ft.
Oklahoma Properties	Various	Various	211,828	Victory Energy	Various	Various	Various	$5.23
Leased Cannabis Facilities	6526 & 6528 E. 40th Street	1976	25,008	R&W Asset Company, LLC	15,950	Jun-21	60	$5.12
Industrial Warehouse	3818 S. 79th Ave. E.	1965	26,560	Lay Low, LLC	26,560	Mar-21	60	$5.50
Multi-Tenant Industrial	1321 N. 108th Avenue	1974	6,100	Undisclosed	3,050	Sep-21	60	$6.00
Multi-Tenant Industrial	7342 E. 38th Street	1984	17,200	Heubel Material Handling	3,410	Mar-21	36	$5.50
AID Company	4411 S. Elwood Avenue	1980	89,503	AID Company	89,503	Feb-22	60	$4.92
Blue Linx Facility-Tulsa	5717 N. Mingo	1974	95,267	Paragon Industries	95,267	May-22	60	$4.75
Former Logan Kline Tools	8531 E. 44th Street	1970	76,760	Standard Panel, LLC	76,760	Jul-21	65	$3.50
DigiCut Systems	7700 E. 38th Street	1975	38,116	DigiCut Systems	38,116	Feb-22	60	$3.94
Average / Wtd. Avg.(3)		1975	46,814		68,390		61	$4.52
(1)	Source: Appraisal.
(2)	Oklahoma Properties Building Size (Sq. Ft.) and Rent per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022 and is inclusive of rent steps.
(3)	Average / Wtd. Avg. excludes Triple Net Portfolio Properties located in Oklahoma.

Cash Flow Analysis.

Cash Flow Analysis(1)(3)
	T-12 6/30/2022	U/W	U/W Per Sq. Ft.
Rents In Place(2)	$8,238,273	$8,664,403	$10.74
Gross Potential Rent	$8,238,273	$8,664,403	$10.74
Total Reimbursements	0	276,786	0.34
Gross Potential Income	$8,238,273	$8,941,189	$11.08
Vacancy/Credit Loss	0	(447,059)	(0.55)
Effective Gross Income	$8,238,273	$8,494,129	$10.53
Total Expenses	21,962	276,786	0.34
Net Operating Income	$8,216,311	$8,217,343	$10.19
TI/LC	0	201,688	0.25
Capital Expenditures	0	80,675	0.10
Upfront Reserve Credit	0	(280,000)	(0.35)
Net Cash Flow	$8,216,311	$8,214,980	$10.18
(1)	Based on the underwritten rent roll dated November 5, 2022.
(2)	Rents in Place is inclusive of contractual rent steps though June 1, 2023 totaling approximately $292,627.
(3)	Historical financial information is not available due to the Triple Net Portfolio Properties being acquired over 2014-2021 and separate financial information not having been provided in connection with such acquisition.

Property Management. The Triple Net Portfolio Whole Loan is currently managed by Triple Net Management, LLC, an affiliate of the borrowers.

Lockbox / Cash Management. The Triple Net Portfolio Whole Loan is structured with a hard lockbox and in place cash management. At origination, the borrowers were required to direct each tenant to remit all rents directly to the lockbox account. In addition, the borrowers are required to cause all cash revenues and all other money received by the borrowers or the property manager to be deposited into the lockbox account within two business days of receipt and will be swept from lockbox to the cash management account on a daily basis. If a Cash Trap Event Period (as defined below) is continuing, all available cash is required to be deposited with the lender, which amounts will be transferred by the lender into a subaccount to be held by the lender as cash collateral for the debt.

A “Cash Trap Event Period” means the occurrence of (i) an event of default under the Triple Net Portfolio Whole Loan documents, (ii) the debt service coverage ratio being less than 1.25x, or (iii) the commencement of a Lease Sweep Period (as defined below), which such Cash Trap Event Period will expire (x) with regard to a Cash Trap Event Period commenced in connection with clause (i) above, upon lender’s acceptance of the cure (if applicable) of such event of default, (y) with regard to a Cash Trap Event Period commenced in connection with clause (ii) above, upon the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters, or (z) with regard to a Cash Trap Event Period commenced in connection with clauses (iii) above, such Lease Sweep Period has ended pursuant to the terms of the Triple Net Portfolio Whole Loan documents or the borrowers have deposited in the lease sweep reserve subaccount the aggregate amount of all applicable lease sweep caps under the Triple Net Portfolio Whole Loan documents (provided that, in each instance, no other Cash Trap Event Period has occurred and is continuing during and at the time of the expiration of such period).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
56

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

A “Lease Sweep Period” means a period that will commence on the first monthly payment date following the occurrence of any of the following: (a) with respect to each Lease Sweep Lease (as defined below), the failure of a tenant under the applicable Lease Sweep Lease to have exercised its lease renewal in accordance with the terms of such Lease Sweep Lease prior to the required date under the Triple Net Portfolio Whole Loan documents) with respect to such Lease Sweep Lease, or the earlier to occur of: (i) upon the date required under a Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); and (ii) the date that any tenant under a Lease Sweep Lease gives notice of its intention not to renew or extend its Lease Sweep Lease, (b) the receipt by the borrowers or property manager of written notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease or the receipt by the borrowers or property manager of written notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate its Lease Sweep Lease, (c) the date that a Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date, (d) the date that any tenant under a Lease Sweep Major Lease (as defined below) goes dark in its space or vacates or ceases occupying its Lease Sweep Space (or any material portion of the spaced demised thereunder) or gives written notice that it intends to do any of the foregoing; provided, however, that if the tenant under a Lease Sweep Major Lease continues to pay all required rents, taxes, insurance and other associated costs required under the applicable Lease Sweep Major Lease, is not in material default under the applicable Lease Sweep Major Lease and continues to secure, manage and maintain the applicable Triple Net Portfolio Property consistent in all material respects with its obligations under the applicable Lease Sweep Major Lease, but ceases operations at, or vacates the applicable Triple Net Portfolio Property for certain customary and permitted temporary closures (as permitted under the applicable lease, including, repairs, change of use, or closures consistent with governmental mandates), such tenant will not be considered to have “gone dark”, vacated or otherwise ceased occupying its space at the applicable Triple Net Portfolio Property, (e) upon a material default under a Lease Sweep Major Lease by the tenant thereunder that continues beyond any applicable notice and cure period under the applicable Lease Sweep Lease; or (f) the occurrence of a certain bankruptcy related events with respect to the tenant under a Lease Sweep Major Lease.

The “Lease Sweep Lease” means each Lease Sweep Major Lease and each Lease Sweep Minor Lease.

The “Lease Sweep Major Leases” are the Victory Energy leases, the Hunter Defense Technologies leases and the Anchor Danly lease.

The “Lease Sweep Minor Leases” are the Kuusakoski Glass Recycling lease, the Custom Truck One Source lease and the ReCommunity lease.

Initial and Ongoing Reserves. At loan origination, the borrowers deposited $4,000,000 into a TI/LC reserve.

Tax Reserve – On each monthly payment date, the borrowers are required to fund a tax reserve in an amount equal to 1/12 of the real property taxes that the lender reasonably estimates will be payable during the next ensuing 12 months (but excluding such taxes due with respect to which the Tax Escrow Waiver Requirements (as defined below) are then satisfied with respect to the payment of taxes).

“Tax Escrow Waiver Requirements” means each of the following: (i) no event of default has occurred and is continuing, (ii) any direct-pay lease or any replacement lease thereof is in full force and effect, (iii) any tenant under any direct-pay lease or any replacement tenant thereof is required under its applicable lease or replacement lease thereof, as applicable, to pay taxes directly to the appropriate governmental taxing authority and (iv) the borrowers deliver evidence to the lender of the payment of taxes with respect to the Triple Net Portfolio Properties no later than 10 days before they are due.

Insurance Reserve – On each monthly payment date, the borrowers are required to fund an insurance reserve in an amount equal to 1/12 of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage during the next ensuing 12 months, which at origination was estimated to be approximately $29,854 (but excluding such insurance due with respect to which the Insurance Escrow Waiver Requirements (as defined below) are then satisfied with respect to the payment of insurance).

“Insurance Escrow Waiver Requirements” means each of the following: (i) no event of default has occurred and is continuing, (ii) any direct-pay lease or any replacement lease thereof is in full force and effect, (iii) the policies maintained by the tenant of each direct-pay lease or any replacement tenant thereof, as applicable, covering the property are reasonably approved by the lender and the insurance requirements are satisfied in all material respects in accordance therewith, (iv) the tenant of each direct-pay lease or such replacement tenant, as applicable, maintains all such policies in full force and effect and (v) the lender receives evidence reasonably satisfactory to the lender 30 days prior to the expiration of the policies that the policies maintained by the tenant of each direct-pay lease or such replacement tenant, as applicable, has timely paid any and insurance premiums on such insurance required to be maintained pursuant to this agreement together with reasonable evidence of renewals of such insurance policies.

Replacement Reserve – On each monthly payment date, the borrowers are required to deposit approximately $6,723 into a replacement reserve. The lender may reassess its estimate of the amount necessary for replacements from time to time (but not more than once per year) and may require the borrowers to increase the monthly deposits reasonably required under the Triple Net Portfolio Whole Loan documents upon 30 days’ notice to the borrowers if the lender determines in its reasonable discretion that an increase is necessary to maintain proper operation of the Triple Net Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
57

Various Various, Various	Collateral Asset Summary – Loan No. 3 Triple Net Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,500,000 61.5% 1.73x 8.8%

TI/LC Reserve – On each monthly payment date, the borrowers are required to deposit $16,807 into a tenant improvements and leasing commissions reserve, subject to a cap of $500,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. The Triple Net Portfolio Whole Loan documents permit the release of the 13210 Kingston Avenue property (the “13210 Kingston Avenue Property”) from the lien of the mortgage in the event the tenant at the 13210 Kingston Avenue Property exercises its purchase option pursuant to the Messer lease as described under “Description of the Mortgage Pool—Tenant Issues—Purchase Options and Rights of First Refusal” and “—Certain Terms of the Mortgage Loans—Partial Releases and Additions” in the Preliminary Prospectus, and the release of the applicable borrower’s obligations under the Triple Net Portfolio Whole Loan documents with respect to such property, upon satisfaction of certain conditions set forth in the Triple Net Portfolio Whole Loan documents, including, without limitation, the following: (a) the borrowers give the lender no less than one month notice of such property release, and (b) the amount of the outstanding principal balance of the Triple Net Portfolio Whole Loan to be prepaid must equal or exceed the greater of the allocated loan amount for the 13210 Kingston Avenue Property or the net sales proceeds from the sale of the 13210 Kingston Avenue Property, together with payment of the applicable yield maintenance premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
58

330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
59

330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
60

330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%
Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Borrower Sponsors:	Stephen D. Haymes, Evan A. Haymes, The Stephen D. Haymes Revocable Trust Dated October 8, 2014, As Amended and Restated April 26, 2019 and/or Rex 34th Associates II
Borrower:	330 West 34th Owner LLC
Original Balance(1):	$40,000,000
Cut-off Date Balance(1):	$40,000,000
% by Initial UPB:	5.5%
Interest Rate:	4.55000%
Payment Date:	6th of each month
First Payment Date:	October 6, 2022
Maturity Date:	September 6, 2032
Amortization:	Interest Only
Additional Debt(1):	$60,000,000 Pari Passu Debt
Call Protection:	L(26),D(90),O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly	Cap
Taxes:	$0	Springing	NAP
Insurance:	$0	Springing	NAP
Replacement:	$0	Springing	NAP
TI/LC:	$0	Springing	NAP
Other(3):	$9,800,000	$466,667	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Leased Fee
Collateral:	Fee
Location:	New York, NY
Year Built / Renovated:	NAP / NAP
Total Sq. Ft.(4):	46,412
Property Management:	Haymes Investment Company
Underwritten NOI(5):	$15,750,000
Underwritten NCF(5):	$15,750,000
Appraised Value(6):	$259,000,000
Appraisal Date(6):	July 1, 2022

Historical NOI(7)
Most Recent NOI:	NAV
2021 NOI:	NAV
2020 NOI:	NAV
2019 NOI:	NAV

Historical Occupancy(7)
Most Recent Occupancy:	NAV
2021 Occupancy:	NAV
2020 Occupancy:	NAV
2019 Occupancy:	NAV

Financial Information(1)(5)
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$40,000,000
Pari Passu Notes	60,000,000
Whole Loan	$100,000,000	$2,155 / $2,155	38.6% / 38.6%	3.41x / 3.41x	15.8% / 15.8%	15.8% / 15.8%
(1)	The 330 West 34th Street Leased Fee Loan (as defined below) is part of a whole loan evidenced by five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000. The financial information in the chart above reflects the Cut-off Date Balance of the 330 West 34th Street Leased Fee Whole Loan (as defined below).
(2)	See “—Initial and Ongoing Reserves” below.
(3)	Other Reserves represent a ground lease reserve, which is related to the litigation described under “Ground Lease Litigation” herein.
(4)	Total Sq. Ft. reflects the square feet attributable to the parcel of land which serves as collateral for the 330 West 34th Street Leased Fee Whole Loan (as defined below). The leasehold improvements (which do not serve as collateral for the 330 West 34th Street Leased Fee Whole Loan) consist of an 18-story, plus lower level, Class B office building comprised of an above grade gross building area of 723,845 sq. ft. The leasehold improvements were built in 1926 and renovated in 2014.
(5)	Underwritten NOI, Underwritten NCF and Financial Information are reflective of the contractual ground lease payments and do not account for any income attributable to the leasehold improvements. In the event the Ground Rent is reduced, NOI could also be reduced accordingly. See “Ground Lease Litigation” below for additional information.
(6)	Appraised Value is reflective of the leased fee value of the 330 West 34th Street Leased Fee Property (as defined below), exclusive of any and all value attributable to the leasehold improvements. The appraisal concluded to a land value of $225,000,000 (approximately $4,848 per land sq. ft.), which represents a loan-to-land-value ratio of 44.4%. The appraisal also concluded to a Hypothetical Market Value Today of $525,000,000 as of July 1, 2022, based on the hypothetical condition that the ground lease encumbering the 330 West 34th Street Leased Fee Property has been collapsed and the leasehold improvements are no longer encumbered by the existing ground lease, which represents a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 19.0%. The leasehold improvements are not collateral for the 330 West 34th Street Leased Fee Whole Loan. Additionally, if the appraised value were based on the Ground Tenant’s land valuation, the loan-to-land valuation would increase. See “Ground Lease Litigation” below.
(7)	Historical NOI and Historical Occupancy are not provided for as the leased fee nature of the collateral requires only an annual contractual ground lease payment with no accompanying expenses.

The Loan. The mortgage loan (the “330 West 34th Street Leased Fee Loan”) is part of a whole loan (the “330 West 34th Street Leased Fee Whole Loan”) that is evidenced by five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000, which is secured by the borrowers’ leased fee interest in a 46,412 sq. ft. parcel of land located in New York, New York (the “330 West 34th Street Leased Fee Property”). The 330 West 34th Street Leased Fee Loan is evidenced by the non-controlling notes A-4 and A-5 with an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000, representing approximately 5.5% of the Initial Pool Balance. The 330 West 34th Street Leased Fee Whole Loan was originated by DBR Investments Co. Limited (“DBRI”) on August 18, 2022.

The 330 West 34th Street Leased Fee Whole Loan has an original term of 120 months and a remaining term of 118 months as of the Cut-off Date. The 330 West 34th Street Leased Fee Whole Loan requires interest-only payments during its entire term and accrues interest at the rate of 4.55000% per annum.

The table below summarizes the promissory notes that comprise the 330 West 34th Street Whole Loan. The relationship between the holders of the 330 West 34th Street Leased Fee Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$20,000,000	$20,000,000	Benchmark 2022-B37	Yes
A-2	20,000,000	20,000,000	Benchmark 2022-B37	No
A-3	20,000,000	20,000,000	Benchmark 2022-B37	No
A-4	20,000,000	20,000,000	3650R 2022-PF2	No
A-5	20,000,000	20,000,000	3650R 2022-PF2	No
Whole Loan	$100,000,000	$100,000,000

The proceeds of the 330 West 34th Street Leased Fee Whole Loan were used to refinance existing debt, return equity to the borrower sponsor, pay closing costs and fund upfront reserves.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$100,000,000	100.0%	Loan Payoff(1)	$50,397,129	50.4%
			Return of Equity	36,929,605	36.9
			Reserves	9,800,000	9.8
			Closing Costs	2,873,266	2.9
Total Sources	$100,000,000	100.0%	Total Uses	$100,000,000	100.0%
(1)	The prior loan was in maturity default on July 1, 2022 and was subject to a forbearance agreement. The prior loan was repaid in full with the proceeds of the 330 West 34th Street Leased Fee Whole Loan.

The Borrower and the Borrower Sponsors. The borrower is 330 West 34th Owner LLC, a Delaware limited liability company, which is approximately 35% indirectly owned by the Haymes family, approximately 35% owned by an affiliate of Vornado Realty Trust (“Vornado”) and approximately 30% owned by Rex 34th Associates II, a New York general partnership. Rex 34th Associates II is owned by various individuals that generally comprise members of the families of the late Walter Goldstein (whose family previously operated a concrete company in New York City), and of his partners Michael Feldman, Richard Jereski and Robert Jereski. The borrower is indirectly controlled by a company that is controlled by three directors – one appointed by each of the borrower sponsors, Rex 34th Associates II and Vornado. The borrower has two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 330 West 34th Street Leased Fee Whole Loan.

The borrower sponsors are Stephen D. Haymes, Evan A. Haymes, The Stephen D. Haymes Revocable Trust Dated October 8, 2014, As Amended and Restated April 26, 2019 and/or Rex 34th Associates II. The non-recourse carveout guarantors are Stephen D. Haymes, and The Stephen D. Haymes Revocable Trust Dated October 8, 2014, As Amended and Restated April 26, 2019. Stephen D. Haymes is an executive member of Haymes Investment Company, a family-owned and operated real estate office. Headquartered in New York, Haymes Investment Company owns and operates a diverse real estate portfolio, including office and residential buildings.

The Property. The 330 West 34th Street Leased Fee Property is a 46,412 sq. ft. leased fee land parcel located between 8th and 9th Avenues in Manhattan, New York. The leasehold improvements (which do not serve as collateral for the 330 West 34th Street Leased Fee Whole Loan) consist of an 18-story, 723,845 sq. ft. Class B, mixed-use office building with multi-level retail space within the Penn Station office submarket of Midtown Manhattan (the “Non-Collateral Improvements”). The Non-Collateral Improvements were constructed in 1926 and were most recently renovated in 2014. The renovation featured a modernized lobby, a storefront entrance, and a ground floor amenities center with social spaces including a large patio. The Non-Collateral Improvements were 72.0% leased to 13 tenants as of March 31, 2022.

The 330 West 34th Street Leased Fee Property is ground leased to Vornado 330 West 34th Street L.L.C. (the “Ground Tenant”), an affiliate of Vornado Realty Trust (“Vornado”). An affiliate of Vornado has an approximately 35% indirect ownership interest in the borrower. See “—The Borrower and the Borrower Sponsors” above. The ground lease commenced on July 28, 1967 and is in its second renewal term, which expires December 31, 2050. The ground lease has three additional renewal options, the first two for 30 years each, and the last for 39 years. During the current term, the Ground Tenant is required to pay ground rent in the amount of $15,750,000, annually, on an absolute net basis, payable in monthly installments. For each of the renewal terms, the ground rent will be equal to 7% of the market value of the leased premises considered as if vacant, unimproved and unencumbered, as determined in accordance with the ground lease. The interest of the Ground Tenant as ground lessee is freely transferable, and may be mortgaged, without the consent of the borrower or lender or any other restrictions. The Ground Tenant has a right of first refusal to purchase the 330 West 34th Street Leased Fee Property, or any portion of it, and any equity interest in any owner of the 330 West 34th Street Leased Fee Property. Such right of first refusal may apply to a transfer in connection with a foreclosure or deed-in-lieu thereof, as well as any transfers thereafter. See “Description of the Mortgage Pool—Property Types—Leased Fee Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

Ground Lease Litigation. The borrower’s interest in the 330 West 34th Street Leased Fee Property consists of a leased fee interest in the land under an office building (as well as a residual interest in the Non-Collateral Improvements), which land is ground leased to the Ground Tenant. The rent under the ground lease is determined prior to each extension period and is based on 7% of the market value of the leased premises considered as if vacant, unimproved and unencumbered. The current annual ground rent, which commenced as of January 1, 2021, is $15,750,000, and pursuant to the terms of the ground lease, was determined pursuant to a “baseball” style arbitration process pursuant to which the borrower’s appointed arbitrator determined a land value of $225,000,000, the Ground Tenant’s appointed arbitrator determined a land value of $145,000,000, and the two parties’ arbitrators then appointed a third arbitrator (the “Neutral Arbitrator”), who issued an award in the borrower’s favor. On March 14, 2022, the Ground Tenant filed a petition to vacate or modify the award, on the grounds that the Neutral Arbitrator had an undisclosed conflict of interest and had made a miscalculation in determining the value of the leased premises. At oral argument on July 27, 2022, the judge ruled in favor of the borrower. On August 26, 2022, the Ground Tenant filed a notice of appeal and has six months thereafter to file a brief in connection with its appeal. In the event that a court determines that the Ground Tenant’s determination of fair market value is correct, the annual ground rent would be $10,150,000. The 330 West 34th Street Leased Fee Whole Loan was underwritten based on the $15,750,000 ground rent; if such ground rent were reduced to $10,150,000, the Debt Yield Based on Underwritten NCF would be decreased from 15.8% to 10.2% and the DSCR Based on Underwritten NCF would be decreased from 3.41x to 2.20x. Additionally, if appraised value were based on the Ground Tenant’s land valuation, the loan to land-value ratio would be 69.0% rather than 44.4%. We cannot assure you that this litigation would not have an adverse effect on the 330 West 34th Street Leased Fee Loan. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the ground lease at the 330 West 34th Street Leased Fee Property:

Ground Tenant Summary(1)
Tenant	Credit Rating (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft. of Land(3)	% of Total U/W Base Rent(3)	Lease Expiration(4)
Vornado 330 West 34th Street L.L.C.	Ba1 / BBB- / BBB-	46,412	100.0%	$339.35	100.0%	12/31/2050
Total / Wtd. Avg.		46,412	100.0%
(1)	Based on the underwritten rent roll dated March 31, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	U/W Base Rent Per Sq. Ft. and % of Total U/W Base Rent are reflective of contractual ground lease payments, and do not include any rents attributable to the Non-Collateral Improvements.
(4)	The Lease Expiration represents the expiration date of the Ground Tenant’s current ground lease term, which represents its second renewal term, and expires on December 31, 2050.

The following table presents certain information relating to the major tenants at the Non-Collateral Improvements located on the 330 West 34th Street Leased Fee Property:

Tenant Summary (Non-Collateral Improvements)(1)
Tenant	Credit Rating (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
Foot Locker	Ba2 / NR / BB+	149,987	20.7%	$70.80	29.4%	12/1/2031
Structure Tone(3)	NR / NR / NR	83,501	11.5	69.43	16.1	Various
Web.com Group	NR / NR / B	83,639	11.6	67.00	15.5	4/1/2024
HomeAdvisor	NR / NR / B+	88,746	12.3	63.03	15.5	4/1/2028
Deutsche	A2 / A- / A-	74,346	10.3	64.00	13.2	4/1/2026
Marquee Brands	Baa2 / NR / BBB+	30,811	4.3	83.64	7.1	12/1/2030
MedRite Urgent Care	NR / NR / NR	2,761	0.4	145.00	1.1	3/1/2032
Starbucks	Baa1 / BBB / BBB+	1,551	0.2	140.68	0.6	6/1/2034
Just Salad	NR / NR / NR	1,302	0.2	146.67	0.5	8/1/2031
Pokeworks	NR / NR / NR	1,258	0.2	141.53	0.5	8/1/2031
Ten Largest Tenants		517,902	71.5%	$69.39	99.6%
Remaining Occupied		3,544	0.5	$44.38	0.4
Total Occupied		521,446	72.0%	$69.22	100.0%
Vacant		202,399	28.0
Total / Wtd. Avg.		723,845	100.0%
(1)	The Non-Collateral Improvements are not collateral for 330 West 34th Street Leased Fee Whole Loan. The tenant summary for the Non-Collateral Improvements is provided above for informational purposes only. Information is based on the rent roll for the Non-Collateral Improvements as of March 31, 2022, as set forth in the appraisal.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent guarantees the lease.
(3)	Structure Tone has one lease for 82,108 sq. ft. expiring on December 1, 2031, and one lease for 1,393 sq. ft. expiring on December 31, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%
Lease Rollover Schedule (Non-Collateral Improvements)(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0	0	0.0%	$0.00	0.0%	0.0%
2024	2	83,719	11.6	83,719	11.6%	$66.97	15.5%	15.5%
2025	0	0	0.0	83,719	11.6%	$0.00	0.0%	15.5%
2026	1	74,346	10.3	158,065	21.8%	$64.00	13.2%	28.7%
2027	0	0	0.0	158,065	21.8%	$0.00	0.0%	28.7%
2028	1	88,746	12.3	246,811	34.1%	$63.03	15.5%	44.2%
2029	0	0	0.0	246,811	34.1%	$0.00	0.0%	44.2%
2030	2	31,969	4.4	278,780	38.5%	$85.45	7.6%	51.8%
2031	4	236,048	32.6	514,828	71.1%	$71.11	46.5%	98.3%
2032	1	2,761	0.4	517,589	71.5%	$145.00	1.1%	99.4%
2033 & Thereafter(2)	1	3,857	0.5	521,446	72.0%	$56.57	0.6%	100.0%
Vacant	NAP	202,399	28.0	723,845	100.0%	NAP	NAP.	NAP
Total / Wtd. Avg.	12	723,845	100.0%			$69.22	100.0%
(1)	Calculated based on the approximate square footage occupied by each owned tenant of the Non-Collateral Improvements according to the March 2022 rent roll, as set forth in the appraisal.
(2)	Vornado Office Management’s lease is scheduled to expire on December 1, 2050.

Environmental Matters.    According to the Phase I environmental report dated July 7, 2022, there are no recognized environmental conditions or recommendations for further action at the 330 West 34th Street Leased Fee Property.

The Market. The 330 West 34th Street Leased Fee Property is located in the Penn Station office submarket of New York City which contains 22.4 million sq. ft. of office space. The Penn Station submarket is located to the north of the Chelsea office market, to the west of the Murray Hill office market, to the east of the Far West Side office market, and to the south of the Times Square South office market. According to the appraisal, availability in the Penn Station office submarket has increased as of the first quarter of 2022 by 1.90% quarter-over-quarter from 18.8% to 20.7% and increased 6.20% year-over-year. Vacancy remained steady at 8.1% quarter-over-quarter. From year end 2021 to the end of the first quarter 2022, asking rents have decreased slightly from $80.88 per sq. ft. to $80.21 per sq. ft., a decrease of $0.59 per sq. ft. quarter-over-quarter and increased by $14.50 per sq. ft. year-over-year.

The following table presents certain information relating to comparable land sales for the 330 West 34th Street Leased Fee Property:

Comparable Land Sales(1)
Property Name	Sale Date	Neighborhood, City	Price	Lot Size (sq. ft.)	Price per Zoning Floor Area	Adjusted Price per sq. ft. of Land(3)
330 West 34th Street	N/A	Penn Station, NY	$225,000,000(2)	46,412	$484.79	NAP
2 Hudson Square	Jul-22	Hudson Square, NY	$209,296,785	32,960	$635.00	$475.06
570 Washington Street	Jul-22	Hudson Square, NY	$350,000,000	55,000	$583.33	$443.33
707 Eleventh Avenue	Feb-22	Westside, NY	$98,900,000	27,615	$716.28	$578.39
70 Hudson Yard	Oct-21	Hudson Yards, NY	$355,707,950	39,529	$627.90	$477.20
125 West 57th Street	Jun-21	Plaza District, NY	$139,781,525	16,066	$713.15	$609.75
320 West 31st Street	Oct-20	Midtown, NY	$129,000,000	25,922	$552.94	$499.03
146-166 West 48th Street	Dec-19	Midtown, NY	$138,770,546	5,021	$502.79	$477.65
(1)	Source: Appraisal. The comparables represent sales of unimproved land.
(2)	Represents the appraised land value as per the appraisal.
(3)	Represents the price per zoning floor area adjusted to a comparable price per square foot with transaction, physical, and locational adjustments.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

Cash Flow Analysis.

Cash Flow Analysis (Collateral)(1)
	U/W	U/W per sq. ft of Land
Base Rent	$15,750,000	$339.35
Total Recoveries	0	0
Effective Gross Income	$15,750,000	$339.35
Total Operating Expenses	0	0
Net Operating Income	$15,750,000	$339.35
Capital Expenditures	0	0
Net Cash Flow(2)	$15,750,000	$339.35
(1)	Historical financial information is not provided as the leased fee nature of the collateral provides an annual contractual ground lease payment with no accompanying expenses.
(2)	The U/W Net Cash Flow represents the ground rent payable to the borrower. The current contractual annual ground rent payment is $15,750,000 on an absolute net basis.

“Look Through” Cash Flow Analysis (Non-Collateral)
	2019(1)	2020(1)	2021(1)	U/W “Look Through” to Non-Collateral Improvements(2)
Gross Potential Rent(1)	$39,997,957	$39,542,907	$35,239,428	$50,217,725(3)
Recoveries	2,966,632	2,560,387	2,410,699	2,410,699
Other Income	4,643,813	852,577	667,617	741,554
Vacancy & Abatements	(2,533,135)	(12,425,664)	(420,934)	(13,897,568)
Effective Gross Income	$45,075,267	$30,530,207	$37,896,810	$39,472,410
Total Operating Expenses	13,576,638	15,231,321	15,293,861	15,886,737
Net Operating Income	$31,498,629	$15,298,886	$22,602,949	$23,585,672
TI/LC	0	0	0	2,684,604
Capital Expenditures	0	0	0	180,961
Net Cash Flow(1)	$31,498,629	$15,298,886	$22,602,949	$20,720,107
(1)	The Non-Collateral Improvements are not collateral for the 330 West 34th Street Leased Fee Whole Loan. The historical information above represents historical operating results of the Non-Collateral Improvements and this historical operating data is provided for informational purposes only.
(2)	The U/W “Look-Through” to the Non-Collateral Improvements represents assumed cash flow based on the lender’s estimate of the Ground Tenant’s income and expenses. The “Look-Through” is based on the rent roll for the Non-Collateral Improvements dated March 31, 2022 and we cannot assure you that changes to tenancy or the cash flow of the Non-Collateral Improvements have not occurred since such date.
(3)	Includes rent steps through May 2023.

Property Management.    There is no manager in place with respect to the 330 West 34th Street Leased Fee Property. Haymes Investment Company is the property manager for the improvements. If the ground lease is not in full force and effect, the borrower is required to enter into a management agreement with a qualified manager under the 330 West 34th Street Leased Fee Whole Loan documents.

Lockbox / Cash Management.    The 330 West 34th Street Leased Fee Whole Loan is structured with a hard lockbox and in-place cash management. The borrower was required within two business days after loan origination to send a tenant direction letter instructing the Ground Tenant to deposit all rents and payments due under the ground lease into a lender controlled lockbox account. All funds in the lockbox account are required to be swept daily to a lender controlled cash management account and, provided no event of default is continuing, applied on each monthly payment date (i) to make deposits into the tax and insurance reserves, (ii) to pay debt service, (iii) to make deposits into the replacement reserve, (iv) to make deposits into the TI/LC reserve, (v) to deposit funds into the Ground Lease Reserve, (vi) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), (vii) to pay lender-approved extraordinary expenses, if any; and (viii) all remaining funds are required to be disbursed in the following order: (A) during a Lease Sweep Period (as defined below), into a lease sweep reserve, (B) if no Lease Sweep Period exists, to an excess cash flow reserve, to be held as additional collateral for the 330 West 34th Street Leased Fee Whole Loan during the continuance of such Trigger Period, and (C) if no Trigger Period exists, to the borrower.

A “Trigger Period” will commence upon the occurrence of (i) an event of default under the 330 West 34th Street Leased Fee Whole Loan or (ii) the commencement of a Lease Sweep Period; and will end, if, (A) with respect to a Trigger Period continuing pursuant to clause (i), the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender, or (B) with respect

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
65

330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

to a Trigger Period continuing pursuant to clause (ii), such Lease Sweep Period has ended as described below.

A “Lease Sweep Period” means a period (A) commencing upon the first to occur of: (i) the Ground Tenant being in (x) monetary and/or (y) material non-monetary breach or default under any term or provision of the Approved Triple Net Lease and such default (under clauses (x) and/or (y)) continues for ten business days; (ii) the Ground Tenant giving written notice of its intention to terminate the Approved Triple Net Lease pursuant to or in accordance with the terms of the Approved Triple Net Lease (as defined below); (iii) either borrower or the Approved Triple Net Tenant attempting to terminate or cancel the Approved Triple Net Lease through the institution of legal action without the consent of the lender; (iv) any termination or cancellation of the Approved Triple Net Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Approved Triple Net Lease failing to otherwise be in full force and effect; (v) certain insolvency or bankruptcy events of an Approved Triple Net Tenant or its direct or indirect parent company or guarantor (an “Approved Triple Net Tenant Party Insolvency Proceeding”); or (vi) any reduction of rent due under the Approved Triple Net Lease (as a result of an abatement, offset or otherwise other than as a result of (x) the final resolution of the ground lease litigation reducing such rent, or (y) a reduction of such rent as a result of the termination or settlement of the ground lease litigation in compliance with the terms and provisions of the loan documents) caused by the actions of the borrower or failure of the borrower to act as required by the Approved Triple Net Lease; and (B) expiring upon the first to occur, as applicable, of the following: (i) with respect to (A)(i) above, the Ground Tenant has cured all monetary and/or material non-monetary defaults under the Approved Triple Net Lease in a manner reasonably acceptable to the lender and no other monetary and/or material non-monetary defaults occur thereunder (beyond the aforesaid grace period) for a period of two consecutive months; (ii) with respect to (A)(ii) or (A)(iii) above, the Ground Tenant has revoked or rescinded any termination or cancellation notice with respect to the Approved Triple Net Lease and has reaffirmed the Approved Triple Net Lease without modification as being in full force and effect; (iii) with respect to (A)(iv) above, to the extent the cancellation, termination or rejection occurs as a result of the bankruptcy or similar insolvency proceeding of the Ground Tenant or (A)(v) above, in connection with any Approved Triple Net Tenant Party Insolvency Proceeding, (a) the applicable Approved Triple Net Tenant Party Insolvency Proceeding has terminated and the applicable Approved Triple Net Lease, and each guaranty of the Approved Triple Net Lease (if any), has been affirmed or assumed, without modification of such Approved Triple Net Lease or any guaranty thereof, by the tenant under the Approved Triple Net Lease and each guarantor (if any) of the Approved Triple Net Lease in a manner reasonably satisfactory to the lender pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith all defaults under the Approved Triple Net Lease are cured and the tenant under the Approved Triple Net Lease is in occupancy of its premises and paying full, unabated rent under the applicable Approved Triple Net Lease and (b) adequate assurance of future performance under the Approved Triple Net Lease and, if applicable, each guaranty of the Approved Triple Net Lease as reasonably determined by the lender is provided; (iv) with respect to (A)(vi) above, such reduction of rent has ceased and the Ground Tenant has reaffirmed the Approved Triple Net Lease as being in full force and effect (without any abatement of rent thereunder); and (v) with respect to (A)(i)(y), (A)(ii), (A)(iii), (A)(iv) or (A)(v) above, a Qualified Lease (as defined below) is entered into in accordance with the terms and provisions of the loan documents and such Qualified Lease is in full force and effect.

An “Approved Triple Net Lease” means (x) the ground lease with Ground Tenant in effect on the origination date or (y) any lease entered into after the origination date in accordance with the terms and provisions of the loan documents which (i) is approved in writing by the lender, (ii) replaces the ground lease in effect on the origination date, (iii) covers the entire 330 West 34th Street Leased Fee Property, (iv) is a triple net lease (i.e., leases pursuant to which the tenant agrees to pay all real estate taxes, building insurance, and maintenance expenses in addition to other customary costs and expenses associated with leasing space at the 330 West 34th Street Leased Fee Property), and (v) otherwise contains provisions substantially similar to the lease it is replacing; provided that, in no event will a lease with a non-recourse carveout guarantor or a person that is an affiliate of borrower or a non-recourse carveout guarantor be an Approved Triple Net Lease.

An “Approved Triple Net Tenant” means the tenant under any Approved Triple Net Lease.

A “Qualified Lease” means either: (A) the ground lease with Ground Tenant in effect on the origination date, as extended in accordance with (i) the express applicable renewal option set forth in such ground lease or (ii) a modification of such ground lease approved by the lender or a “New Lease” (as defined in such ground lease) is entered into and delivered in accordance with all of the terms and provisions of such ground lease, or (B) a replacement lease that is an Approved Triple Net Lease (i) with a term that extends at least 20 years beyond the end of the loan term; (ii) entered into in accordance with the loan agreement, and (iii) on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

Initial and Ongoing Reserves. At origination, a ground lease litigation reserve (the “Ground Lease Reserve”) was deposited with the lender in the amount of $9,800,000, representing the difference in the ground rent that would apply if the Ground Tenant’s determination of market value, rather than the borrower’s determination, was in effect from the commencement of the current ground lease term on January 1, 2021 through the origination date. See “—Ground Lease Litigation” above. In addition, the borrower is required to deposit into the Ground Lease Reserve, on each monthly payment date, an amount equal to the lesser of (x) $466,666.67 ($5,600,000.04 annually; i.e. the annual excess of the $15,750,000 ground rent based on the borrower’s determination of market value over the $10,150,000 ground rent based on the Ground Tenant’s determination) and (y) the amount by which (i) the amount of ground rents received during the preceding month exceeds (ii) $845,833.33 (i.e. exceeds $10,150,000 annually). Upon the final resolution (after the expiration of all appellate rights) of the ground rent dispute, or such dispute is otherwise terminated to the lender’s reasonable satisfaction, the amount in the Ground Lease Reserve is required to be (i) if it is determined that a Rental Overage Payment Amount (as defined below) exists,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
66

330 West 34th Street New York, NY 10001	Collateral Asset Summary – Loan No. 4 330 West 34th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 38.6% 3.41x 15.8%

released to the Ground Tenant to pay such amount and (ii) any excess, or the entire Ground Lease Reserve, if no Rental Overage Payment Amount exists, is required to be released to the borrower.

“Rental Overage Payment Amount” means, the final amount (if any, inclusive of all interest, fees and other charges that may become due) that either (x) a court of competent jurisdiction (after the expiration of all appellate rights) has determined is due to the Ground Tenant stemming from the rental dispute, or (y) the amount that Ground Tenant and borrower agree is due to Ground Tenant as a result of a binding written settlement of the rental dispute entered into in accordance with the loan documents (which require the lender’s reasonable consent unless the settlement is in a minimum specified amount). In the event that the lender takes title to the 330 West 34th Street Leased Fee Property, any amount then in the Ground Lease Reserve is required to be held in escrow by a title company pursuant to an escrow agreement containing release provisions as set forth above, and accordingly may not be applied to repay the 330 West 34th Street Leased Fee Whole Loan.

The borrower’s obligations to deposit tax reserves, insurance reserves, and replacement reserves will be waived for so long as, and to the extent that, among other conditions set forth in the loan agreement, no Trigger Period (as defined below) has occurred and is continuing and the current ground lease or an Approved Triple Net Lease (as defined below) is in full force and effect and has not expired or terminated. To the extent that the requirements for such waivers are not met, the borrower is required to make deposits into (i) a monthly tax reserve in an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay all real estate taxes, (ii) an insurance reserve in an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay all insurance premiums for the purchase and/or renewal of the coverage afforded by the policies, and (iii) a replacement reserve in an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay all approved capital expenditures. In addition, the borrower is not obligated to deposit funds into a TI/LC reserve so long as an Approved Triple Net Lease (as defined below) is in effect, but if such condition is not satisfied, the borrower will be required to deposit into a TI/LC reserve an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay for all anticipated tenant improvements and leasing commissions that may be incurred with respect to the leases at the 330 West 34th Street Leased Fee Property.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Partial Release.   None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
67

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

Evergreen

Mound

Eckles

Lone Oak

Martel

Evergreen

Rochester

Empire A & B

Jeffries

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
68

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
69

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%
Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Acquisition
Borrower Sponsors:	Gavriel Alexander and Abraham Guttman
Borrowers(1):	Various
Original Balance(2):	$39,900,000
Cut-off Date Balance(2):	$39,900,000
% by Initial UPB:	5.5%
Interest Rate:	5.51000%
Payment Date:	5th of each month
First Payment Date:	September 5, 2022
Maturity Date:	August 5, 2032
Amortization:	Interest Only
Additional Debt(2):	$20,000,000 Pari Passu Debt
Call Protection:	L(27),D(89),O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly	Cap
Taxes:	$288,329	$46,731	NAP
Insurance:	$9,481	$9,481	NAP
Replacement Reserves:	$0	Springing	NAP
TI/LC:	$3,331,584	$35,151	$1,000,000
Immediate Repairs:	$489,945	$0	NAP

Property Information
Single Asset / Portfolio:	Portfolio of 10 properties
Property Type:	Industrial
Collateral:	Fee
Location(4):	Various
Year Built / Renovated(5):	Various / Various
Total Sq. Ft.:	1,205,173
Property Management:	Ander Properties LLC
Underwritten NOI:	$5,631,285
Underwritten NCF:	$5,316,646
Appraised Value(6):	$91,500,000
Appraisal Date(7):	August 19, 2022

Historical NOI(8)
Most Recent NOI:	NAV
2021 NOI:	NAV
2020 NOI:	NAV
2019 NOI:	NAV

Historical Occupancy(8)
Most Recent Occupancy:	100.0% (November 5, 2022)
2021 Occupancy:	NAV
2020 Occupancy:	NAV
2019 Occupancy:	NAV

Financial Information(2)
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon(6)	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$39,900,000
Pari Passu Notes	$20,000,000
Whole Loan	$59,900,000	$50 / $50	65.5% / 65.5%	1.68x / 1.59x	9.4% / 8.9%	9.4% / 8.9%
(1)	The borrowers of the Central States Industrial Portfolio Whole Loan (as defined below) are AIC TIC A DE LLC, AIC TIC B DE LLC, AIC TIC C DE LLC, AIC TIC D DE LLC and AIC TIC E DE LLC as tenants-in-common.
(2)	The Central States Industrial Portfolio Loan (as defined below) is part of a whole loan evidenced by four pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $59,900,000. The financial information in the chart above reflects the Central States Industrial Portfolio Whole Loan.
(3)	See “Initial and Ongoing Reserves” herein.
(4)	The Central States Industrial Portfolio (as defined below) consists of 10 properties that are located in four different states.
(5)	See “Portfolio Summary” below for further discussion of the Central States Industrial Portfolio Properties, that were built between 1952 and 1999.
(6)	The Appraised Value represents the “Portfolio Value with Capital Reserve Account” value, which includes a portfolio premium of approximately 5.209% over the aggregate “as-is” appraised values of the Central States Industrial Portfolio if sold together on a bulk basis, and assumes a holdback reserve of $3,500,000 which results in a total valuation of $91,500,000. The aggregate of the “as-is” appraised values of the Central States Industrial Portfolio Properties is $86,970,000, which results in a Cut-off Date LTV and Balloon LTV of 68.9% and 68.9%, respectively. The “as-is” Central States Industrial Portfolio Properties appraised value including the portfolio premium but excluding reserves is $88,000,000.
(7)	The Appraisal Date represents the “Portfolio with Capital Reserve Account” date. The “as-is” appraisal dates range from June 10, 2022 to June 14, 2022.
(8)	Historical NOI and Historical Occupancy are not available due to the acquisition of the Central States Industrial Portfolio in 2022 and separate financial information not having been provided.

The Loan. The mortgage loan (the “Central States Industrial Portfolio Loan”) is part of a whole loan (the “Central States Industrial Portfolio Whole Loan”) comprised of four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $59,900,000, secured by a first mortgage encumbering the borrowers’ fee simple interests in a portfolio of industrial properties totaling 1,205,173 sq. ft., located in or adjacent to the metropolitan areas of Detroit, Michigan, Cincinnati, Ohio, Minneapolis, Minnesota, and Little Rock, Arkansas (the “Central States Industrial Portfolio” or the “Central States Industrial Portfolio Properties”). The controlling Note A-2 and non-controlling Notes A-3 and A-4, with an aggregate outstanding principal balance as of the Cut-off Date of $39,900,000, are being contributed to the 3650R 2022-PF2 trust. The Central States Industrial Portfolio Whole Loan was originated on July 21, 2022 by 3650 Real Estate Investment Trust 2 LLC.

The Central States Industrial Portfolio Whole Loan has an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Central States Industrial Portfolio Whole Loan requires interest-only payments during its entire term and accrues interest at a rate of 5.51000% per annum.

The below table summarizes the promissory notes that comprise the Central States Industrial Portfolio Whole Loan. The relationship between the holders of the Central States Industrial Portfolio Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
70

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$20,000,000	$20,000,000	BMO 2022-C3	No
A-2	$19,900,000	$19,900,000	3650R 2022-PF2	Yes
A-3	$10,000,000	$10,000,000	3650R 2022-PF2	No
A-4	$10,000,000	$10,000,000	3650R 2022-PF2	No
Whole Loan	$59,900,000	$59,900,000

The Central States Industrial Portfolio Whole Loan proceeds along with borrower sponsor equity were used to acquire the Central States Industrial Portfolio Properties, fund upfront reserves and pay closing costs.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$59,900,000	63.7%	Purchase Price	$87,250,000	92.7%
Borrower Sponsor Equity	34,174,814	36.3	Upfront Reserves	4,119,339	4.4
			Closing Costs	2,705,475	2.9
Total Sources	$94,074,814	100.0%	Total Uses	$94,074,814	100.0%

The Borrowers and the Borrower Sponsor. The borrowers are AIC TIC A DE LLC, AIC TIC B DE LLC, AIC TIC C DE LLC, AIC TIC D DE LLC and AIC TIC E DE LLC, as tenants-in-common. Each of the borrowers is a Delaware limited liability company and single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Central States Industrial Portfolio Whole Loan.

The borrower sponsors and non-recourse carve-out guarantors are Gavriel Alexander and Abraham Guttman. Currently, Mr. Alexander manages approximately 2,500 multi-family units and approximately 5.6 million sq. ft. of commercial, industrial and retail properties throughout the United States, including over 3.7 million sq. ft. of industrial and warehouse properties. Mr. Guttman’s experience includes over 20 years of experience in real estate, acquisitions, development, improvements, and management. In the past 10 years, Mr. Guttman brokered and closed over 25 deals for his personal portfolio, totaling more than $500.0 million in commercial and residential real estate. Mr. Guttman currently manages over 1.5 million sq. ft. of commercial real estate throughout the United States with a concentration in the northeast. The borrower sponsors are repeat 3650 REIT borrower sponsors, with their existing 3650 REIT loans having stayed current on debt service payments (without forbearance or modification) since origination.

The Properties. The Central States Industrial Portfolio consists of 10 properties, encompassing 16 buildings that are fully leased to a total of 11 tenants across four states: Michigan (seven properties, 56.5% of NRA, 60.5% of U/W Base Rent), Kentucky (one property, 27.1% NRA, 19.4% U/W Base Rent), Minnesota (one property, 9.4% NRA, 16.8% U/W Base Rent), and Arkansas (one property, 7.0% NRA, 3.3% U/W Base Rent), with each Central States Industrial Portfolio Property located either within or directly adjacent to the metros of Detroit, Michigan, Cincinnati, Ohio, Minneapolis, Minnesota or Little Rock, Arkansas, as applicable. The Central States Industrial Portfolio is improved in the aggregate with a total of 1,205,173 sq. ft. of rentable building area that was completed between 1952 and 1999. The individual Central States Industrial Portfolio Properties range in size from 42,300 sq. ft. to 326,569 sq. ft. The Central States Industrial Portfolio Properties primary uses consist of a mix of manufacturing, warehouse/distribution, flex, and cold storage.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
71

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%
Portfolio Summary
Property Name	City / State	Property Type / Subtype	Year Built / Renovated	Sq. Ft.	Allocated Whole Loan Cut-off Date Balance	% of Allocated Whole Loan Cut-off Date Balance	Appraised Value(1)	% of Appraised Value(2)	U/W NCF(3)	% of U/W NCF(3)
Evergreen	Detroit, MI	Industrial / Cold Storage	1965 / 2005, 2007, 2019	303,383	$13,690,000	22.9%	$19,750,000	22.7%	NAV	NAV
Schoolcraft	Plymouth Township, MI	Industrial / Manufacturing/Warehouse/Distribution	1999 / 2021	68,596	3,840,000	6.4%	5,850,000	6.7%	NAV	NAV
Mound	Warren, MI	Industrial / Manufacturing	1952-1954 / 2013	86,422	4,960,000	8.3%	7,250,000	8.3%	NAV	NAV
Eckels	Plymouth, MI	Industrial / Warehouse/Distribution	1989 / NAP	42,300	2,550,000	4.3%	3,670,000	4.2%	NAV	NAV
Jeffries	Livonia, MI	Industrial / Warehouse/Distribution	1976 / 2016, 2021-2022	55,547	3,140,000	5.2%	4,600,000	5.3%	NAV	NAV
Wayne	Livonia, MI	Industrial / Warehouse/Distribution	1987 / NAP	55,820	3,220,000	5.4%	4,400,000	5.1%	NAV	NAV
Rochester	Rochester Hills, MI	Industrial / Manufacturing	1982, 1986, 1996 / 2004, 2010	68,902	4,620,000	7.7%	6,550,000	7.5%	NAV	NAV
Martel	Little Rock, AR	Industrial / Warehouse/Distribution	1977 / 2001	84,450	2,160,000	3.6%	2,700,000	3.1%	NAV	NAV
Empire A&B	Florence, KY	Industrial / Warehouse/Distribution	1967 / 1976	326,569	12,580,000	21.0%	17,700,000	20.4%	NAV	NAV
Lone Oak	Eagan, MN	Industrial / Flex	1989 / 2019	113,184	9,140,000	15.3%	14,500,000	16.7%	NAV	NAV
Total				1,205,173	$59,900,000	100.0%	$91,500,000(1)	100.0%	$5,316,646	100.0%
(1)	The Total Appraised Value represents the “Portfolio Value with Capital Reserve Account” value, which includes a portfolio premium of approximately 5.209% over the aggregate “as-is” appraised values of the Central States Industrial Portfolio if sold together on a bulk basis and assumes a holdback reserve of $3,500,000. The aggregate of the “as-is” appraised values of the Central States Industrial Portfolio Properties value excluding reserves is $86,970,000, which results in a Cut-off Date LTV and Balloon LTV of 68.9% and 68.9%, respectively. The “as-is” Central States Industrial Portfolio Properties appraised value including the portfolio premium but excluding reserves is $88,000,000.
(2)	% of Appraised Value is based on the sum of the “as-is” appraised values.
(3)	The Central States Industrial Portfolio Properties are underwritten at the aggregate portfolio level and therefore individual U/W NCF and % of U/W NCF are not available.

Tenant Summary (1)
Tenant	Credit Rating (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
Sherwood Foods	NR/NR/NR	303,383	25.2%	$4.35	22.6%	3/31/2029
Derm Cosmetic Labs, Incorporated and Awesome Products, Inc.(3)	NR/NR/NR	220,581	18.3	$3.57	13.5	3/31/2024
Scantron	NR/NR/NR	113,184	9.4	$8.68	16.8	12/31/2037
Averitt Express, Inc.	NR/NR/NR	105,988	8.8	$3.25	5.9	12/31/2031
Wright Tool	NR/NR/NR	86,422	7.2	$5.84	8.6	11/30/2029
Joshen Paper	NR/NR/NR	84,450	7.0	$2.30	3.3	5/31/2027
TA Systems	NR/NR/NR	68,902	5.7	$7.00	8.3	10/31/2024
MacLean Master	NR/NR/NR	68,596	5.7	$5.50	6.5	9/30/2031
Munch's Supply	NR/NR/NR	55,820	4.6	$5.63	5.4	3/31/2025
Williams Distrib	NR/NR/NR	55,547	4.6	$5.37	5.1	10/31/2027
Ten Largest Tenants		1,162,873	96.5%	$4.82	95.9%
Remaining Occupied Tenants		42,300	3.5	$5.62	4.1
Total Occupied		1,205,173	100.0%	$4.85	100.0%
Vacant		0	0.0
Total / Wtd. Avg.		1,205,173	100.0%
(1)	Based on the underwritten rent roll dated November 5, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Radienz Living was occupying 67.5% of space in the Empire A&B Central States Industrial Portfolio Property, however, the lease has been assigned to the current tenant, Derm Cosmetic Labs, Incorporated and Awesome Products, Inc., effective October 10, 2022.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
72

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%
Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2023	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2024	2	289,483	24.0	289,483	24.0%	$4.39	21.7	21.7%
2025	1	55,820	4.6	345,303	28.7%	$5.63	5.4	27.1%
2026	0	0	0.0	345,303	28.7%	$0.00	0.0	27.1%
2027	2	139,997	11.6	485,300	40.3%	$3.52	8.4	35.5%
2028	0	0	0.0	485,300	40.3%	$0.00	0.0	35.5%
2029	3	432,105	35.9	917,405	76.1%	$4.77	35.3	70.8%
2030	0	0	0.0	917,405	76.1%	$0.00	0.0	70.8%
2031	2	174,584	14.5	1,091,989	90.6%	$4.13	12.4	83.2%
2032	0	0	0.0	1,091,989	90.6%	$0.00	0.0	83.2%
2033 & Thereafter	1	113,184	9.4	1,205,173	100.0%	$8.68	16.8	100.0%
Vacant	NAP	0	0.0	1,205,173	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	11	1,205,173	100.0%			$4.85	100.0%
(1)	Based on the underwritten rent roll dated November 5, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stared expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

Major Tenants. Sherwood Foods (“Sherwood”) (303,383 sq. ft.; 25.2% of NRA; 22.6% of U/W Base Rent), founded in 1969, is one of the largest independent distributors in the meat and food industry in the United States. Sherwood ships over 20 million pounds of food products weekly on over 250 trucks through a network of distribution centers in Atlanta, Georgia, Cleveland, Ohio, Detroit, Michigan, Miami, Florida and Orlando, Florida. Sherwood is headquartered in Detroit, Michigan and operates distribution centers totaling over 1,000,000 sq. ft. of refrigerated warehouse space with over 1,000,000 cases in stock in over 50 categories. Sherwood services 8,000 customers including retailers, wholesalers, institutional accounts, food service accounts and cruise lines. In April 2017, Sherwood merged with Harvest Food Distributors, a family-run business based in San Diego, California to form a national partnership, with coverage across the entire United States. Sherwood has been an occupant of the Evergreen Central States Industrial Portfolio Property since April 2017 and occupies 100.0% of the property level NRA on a triple-net basis under a lease that expires in March 2029, and has two, 5-year renewal options through March 2039. Sherwood has a right of first refusal to purchase the premises in the event the landlord receives any offer from a third party.

Derm Cosmetic Labs, Incorporated and Awesome Products, Inc. (“Awesome Products”) (220,581 sq. ft.; 18.3% of NRA; 13.5% of U/W Base Rent), founded in 1983, is a producer of surfactant chemicals and household cleaning products. Awesome Products operates manufacturing and distribution centers in West Memphis, Arkansas, and Orange County, California. Radienz Living was occupying 67.5% of space in the Empire A&B Central States Industrial Portfolio Property, however, the lease has been assigned to current tenant, Awesome Products, effective October 10, 2022. Awesome Products, Inc. now occupies 67.5% of the property level NRA on a triple-net basis under a lease that expires in March 2024 and has two five-year renewal options through March 2034.

Scantron (113,184 sq. ft.; 9.4% of NRA; 16.8% of U/W Base Rent) founded in 1972, is a global technology and services company that provides products and services for assessments and surveys. Scantron offers program management, survey outsourcing, program support, printing, and technology services. Scantron serves education, commercial, healthcare, and government industries. Scantron operates in 96 of the top 100 United States school districts, 56 countries and 48 ministries of education throughout the world. Scantron occupies 100.0% of the property level NRA at the Lone Oak Central States Industrial Portfolio Property on a triple-net basis with a lease that expires in December 2037. The lease commenced July 2020, and provides for a 2.0% rent increase per annum and no renewal, termination or contraction options throughout the term of the lease. Scantron entered into a sale-leaseback transaction in 2022 with the prior owner of the Loan Oak Property.

Environmental Matters. According to Phase I environmental assessment reports (“ESAs”) dated between April 5, 2022 and July 14, 2022, there are no recognized environmental conditions or recommendations for further action at the Central States Industrial Portfolio Properties, however, the related Phase I ESAs identified certain controlled recognized environmental conditions in four of ten Central States Industrial Portfolio Properties (Schoolcraft, Evergreen, Mound and Rochester). The lender’s environmental consultant recommended the borrower sponsors file a Baseline Environmental Assessment with the Michigan Department of Environment, Great Lakes, and Energy to protect the owner from liability for cleanup of existing contamination at the affected Central States Industrial Portfolio Properties. The borrower sponsors made the suggested filing, which was accepted. The environmental consultant also recommended the borrower sponsors establish and adhere to a Due Care Plan as part of normal operations. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for more information.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
73

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

The Market. The Central States Industrial Portfolio Properties are located across four states in Michigan, Kentucky, Minnesota, and Arkansas. All of the Central States Industrial Portfolio Properties are located in or adjacent to the metropolitan areas of Detroit, Michigan, Cincinnati, Ohio, Minneapolis, Minnesota, and Little Rock, Arkansas.

The Evergreen, Schoolcraft, Mound, Eckels, Jeffries, Wayne and Rochester Central States Industrial Portfolio Properties are located in Detroit-Warren-Dearborn, MI Metropolitan Statistical Area (“Detroit MSA”) which includes a total of 2,037,959 employees and has a 4.6% unemployment rate. The top three industries within the Detroit MSA are manufacturing, health care/social assistance and retail trade, which represent a combined total of 45% of the workforce. According to the appraisal, the Detroit MSA has a population of 4,352,332 and is projected to increase by an additional 38,846 by 2026. According to the appraisal, as of the first quarter of 2022, the Detroit - MI warehouse market had an inventory of 614,768,438 sq. ft., with an occupancy rate of 95.5%. The market experienced a positive net absorption of 528,793 sq. ft. and the asking rental rate was $7.99 per sq. ft. triple-net.

The Martel Central States Industrial Portfolio Property is located in the Little Rock-North Little Rock-Conway, Arkansas Metropolitan Statistical Area (“Little Rock MSA”) in central Arkansas. The Little Rock MSA includes a total of 353,489 employees and has a 4.9% unemployment rate. The largest employers in the Little Rock MSA are mostly healthcare oriented which include UAMS, Baptist Health, Arkansas Children’s Hospital, Central Arkansas Veterans Healthcare System, and CHI St. Vincent. The Little Rock MSA includes various corporate headquarters such as Dillard’s. According to the appraisal, as of the first quarter of 2022, the Little Rock - AR warehouse market had an inventory of 79,851,799 sq. ft., with an occupancy rate of 97.5%. The market experienced a positive net absorption of 4,461,301 sq. ft. and the asking rental rate was $5.85 per sq. ft. triple-net.

The Empire A&B Central States Industrial Portfolio Property is located in the Cincinnati, OH-KY-IN Metropolitan Statistical Area (“Cincinnati MSA”). According to the appraisal, the Cincinnati MSA has a population of 2,254,459, which has increased by 116,792 since 2010, reflecting an annual increase of 0.5%. The population is projected to increase by an additional 53,722 by 2026, reflecting 0.5% annual population growth. The Cincinnati MSA includes a total of 1,169,808 employees and has a 3.4% unemployment rate. The top three industries within the area Cincinnati MSA are health care/social assistance, manufacturing and retail trade, representing 40% of the workforce. According to the appraisal, as of the first quarter of 2022, the Cincinnati - OH warehouse market had an inventory of 336,913,226 sq. ft., with an occupancy rate of 95.8%. The market experienced a positive net absorption of 1,558,630 sq. ft. and the asking rental rate was $6.01 per sq. ft. triple-net.

The Lone Oak Central States Industrial Portfolio Property is in the Minneapolis-St. Paul-Bloomington, MN-WI Metropolitan Statistical Area (“Minneapolis MSA”). According to the appraisal, the Minneapolis MSA has a population of 3,698,336, which has increased by 364,703 since 2010, reflecting an annual increase of 0.9%. The population is projected to increase by an additional 181,061 by 2026, reflecting 1.0% annual population growth. The Minneapolis MSA includes a total of 1,936,628 employees. The top three industries within the Minneapolis MSA are health care/social assistance, manufacturing and retail trade, which represent a combined total of 38% of the workforce. According to the appraisal, as of the first quarter of 2022, the Minneapolis - MN warehouse market had an inventory of 78,217,892 sq. ft., with an occupancy rate of 94.5%. The market experienced a negative net absorption of 362,082 sq. ft. The asking rental rate was $9.49 per sq. ft. triple-net.

Seven of the Central States Industrial Portfolio Properties (Evergreen, Schoolcraft, Mound, Eckels, Jeffries, Wayne and Rochester) are located in Michigan. The appraiser identified multiple comparable industrial leases with rents ranging from $5.20 to $9.82 per sq. ft. Based on the identified lease comparables, the appraiser concluded market rent ranging from $5.25 to $7.25 per sq. ft., placing the U/W Base Rent of $5.19 per sq. ft. below the appraiser’s range.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
74

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%
Michigan Industrial Lease Comparables(1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (months)	Rent per Sq. Ft.
Michigan Properties(3)	Various	Various	680,970	Various	Various	Various	Various	$5.19
Performance Food Group	33000 Smith Road	2021	165,200	Performance Food Group, Inc.	165,200	May-21	180	$9.82
Cold Storage Facility	8440 North Haggerty Road	1997	77,260	Blue Line Foodservice Distribution	77,260	Jun-21	36	$7.71
Brugola Oeb Industrial USA Inc.	45555 Port Street	1989	112,030	Brugola OEB Industriale U.S.A., Inc.	112,030	Sep-20	217	$5.80
Zenith Freight Lines, LLC	13501 Ashurst Court	1976	21,600	Zenith Freight Lines, LLC	22,928	Jun-21	36	$5.20
AT&T Field Operations Center	18015 East 10 Mile Road	1965	50,215	Michigan Bell Telephone Company	50,215	Jan-20	120	$5.44
Robotic Assistance Devices, Inc.	10800 Galaxie Avenue	1967	29,316	Robotic Assistance Devices, Inc.	29,316	May-21	120	$6.50
Iron Mountain Information Management, LLC	38300 Plymouth Road	1997	126,646	Iron Mountain Information Management, LLC	126,646	Nov-21	120	$5.75
Norma Industrial Complex	2430 E Walton Boulevard	1984	123,727	Trigo Group	102,427	Jun-22	72	$6.50
Air International (US), Inc.	750 Standard Parkway	2004	57,118	Air International (US), Inc.	57,118	Aug-21	60	$6.56
Arrow Automation & Engineering, Inc.	4200 N Atlantic Boulevard	1998	45,900	Arrow Automation & Engineering, Inc.	45,900	Jul-21	60	$7.50
Total / Wtd. Avg.(4)		1996	80,901		103,544		122	$7.05
(1)	Source: Appraisal.
(2)	Michigan Properties Building Size and Rent per Sq. Ft. are based on the underwritten rent roll dated as of November 5, 2022.
(3)	Michigan Properties include the seven properties (Evergreen, Schoolcraft, Mound, Eckels, Jeffries, Wayne and Rochester) located across various cities in Michigan.
(4)	Total / Wtd. Avg. excludes the Central States Industrial Portfolio Properties located in Michigan.

The appraiser identified four comparable industrial leases for the Martel Central States Industrial Portfolio Property with rents ranging from $1.85 to $4.25 per sq. ft. Based on the identified lease comparables, the appraiser concluded market rent of $2.25 per sq. ft. generally in-line with U/W Base Rent of $2.30 per sq. ft.

Martel Industrial Lease Comparables(1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (months)	Rent per Sq. Ft.
Martel	3120 Interstate 30	1977	84,450	Joshen Paper	84,450	May-19	96	$2.30
Jason International	8328 MacArthur Drive	1974	97,000	Jason International	97,000	Jul-21	180	$3.75
Bethany Road Warehouse	4545 West Bethany Road	1982	65,150	Allied Auto	26,000	Feb-22	24	$1.85
Kimbel Mechanical	400 Phillips Road	1980	37,743	Kimbel Mechanical	37,743	Jun-22	84	$4.25
TexTrail Trailer Parts	6999 West Heber Springs Road	1978	25,630	Nuera Transport	25,630	Feb-22	60	$3.64
Total / Wtd. Avg.(3)		1978	56,381		58,461		122	$3.57
(1)	Source: Appraisal.
(2)	Martel Rent Per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022.
(3)	Total / Wtd. Avg. excludes the Martel Central States Industrial Portfolio Property.

The appraiser identified five comparable industrial leases for the Empire A&B Central States Industrial Portfolio Property with rents ranging from $2.28 to $5.15 per sq. ft. Based on the identified lease comparables, the appraiser concluded market rent of $3.00 - $3.50 per sq. ft. generally in-line with U/W Base Rent of $3.47 per sq. ft.

Empire A&B Industrial Lease Comparables(1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (months)	Rent per Sq. Ft.
Empire A&B	7625 Empire Drive	1967	326,569	Various	Various	Various	Various	$3.47
R.R. Donnelley & Sons Company	7405 Industrial Road	1964	174,260	RR Donnelly	174,260	Feb-16	84	$3.98
Wayfair Outlet	5101 Renegade Way	2018	264,000	Wayfair	264,000	Sep-18	88	$4.85
Millcraft	1900 River Road	1989	87,880	Millcraft	87,880	May-11	60	$2.28
Erlanger Commerce Center Building 2	660 Erlanger Road	2019	301,050	Coca-Cola	301,050	Oct-19	186	$5.15
Hebron Logistics Centre Building 2	2350 Litton Lane	2017	209,465	Airway Technologies	80,990	Nov-19	124	$5.10
Total / Wtd. Avg.(3)		2007	207,331		207,765		120	$4.56
(1)	Source: Appraisal.
(2)	Empire A&B Rent per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022.
(3)	Total / Wtd. Avg. excludes the Empire A&B Central States Industrial Portfolio Property.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
75

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

The appraiser identified five comparable industrial leases for the Loan Oak Central States Industrial Portfolio Property with rents ranging from $6.88 to $12.40 per sq. ft. Based on the identified lease comparables, the appraiser concluded market rent of $9.00 per sq. ft. generally in-line with U/W Base Rent of $8.68 per sq. ft.

Lone Oak Industrial Lease Comparables(1)(2)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term (months)	Rent per Sq. Ft.
Lone Oak	1313 Loan Oak Road	1989	113,184	Scantron	113,184	Jul-20	210	$8.68
Boulder Lake Business Park	2999 Ames Crossing Road	2023	137,542	Asking (25% Office)	45,865	Apr-22	0	$8.50
Southtech Plaza I	9401 James Avenue South	1986	115,043	Confidential	12,001	Mar-22	90	$11.00
Victoria Pond Center	4801 W 81st Street	1998	58,810	Saunders Therapy Center, P.A.	4,495	Dec-19	88	$12.40
Cedar Business Center	1701 American Boulevard East	1982	119,242	Bon Appetit Management Co	2,143	Jul-19	84	$11.45
Westwood IV	6321-6325 Bury Drive	1988	73,278	Confidential (91% Office)	11,616	Jan-20	60	$6.88
Total / Wtd. Avg.(3)		1997	100,783		17,979		31	$8.96
(1)	Source: Appraisal.
(2)	Lone Oak Rent per Sq. Ft. is based on the underwritten rent roll dated as of November 5, 2022.
(3)	Total / Wtd. Avg. excludes the Loan Oak Central States Industrial Portfolio Property.

Cash Flow Analysis.

Cash Flow Analysis(1)(2)
	U/W	U/W per Sq. Ft.
Base Rent	$5,842,272	$4.85
Total Reimbursement Revenue	1,130,464	0.94
Contractual Rent Steps	145,062	0.12
Vacancy Loss	(355,890)	(0.30)
Effective Gross Revenue	$6,761,908	$5.61
Management Fee	202,857	0.17
Other Expenses(3)	927,766	0.77
Total Operating Expenses	$1,130,623	$0.94
Net Operating Income	$5,631,285	$4.67
TI/LC	121,811	0.10
Capital Expenditures	192,828	0.16
Net Cash Flow	$5,316,646	$4.41
(1)	Based on the underwritten rent roll dated November 5, 2022, with rent steps through April 3, 2023.
(2)	Historical financial information is not available due to the acquisition of the Central States Industrial Portfolio in 2022 and separate financial information not having been provided.
(3)	Other Expenses assumes approximately 14% of Effective Gross Revenue.

Property Management. The Central States Industrial Portfolio is currently managed by Ander Properties LLC, an affiliate of the borrowers.

Lockbox / Cash Management. The Central States Industrial Portfolio Whole Loan is structured with a hard lockbox and in place cash management. At origination, the borrowers were required to deliver a tenant direction letter instructing each and every tenant to deposit rents into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the Central States Industrial Portfolio Properties and all other money received by the borrowers or the property manager (if any) with respect to the Central States Industrial Portfolio Properties to be deposited into applicable lockbox account within two business day of receipt. All funds in the lockbox account are required to be swept into the cash management account.

For so long as no Cash Trap Event Period (as defined below) is continuing, all amounts in the cash management account in excess of the aggregate amount required to be paid to or reserved with the lender on the next monthly due date are required to be swept into a borrower-controlled operating account on each business day. During the continuance of a Cash Trap Event Period, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to (a) be remitted into the cash collateral subaccount if the Cash Trap Event Period is continuing as a result of a Cash Trap Event Period arising under clauses (i) or (ii) of such definition (and the lender will be entitled to allocate the same to a lease sweep reserve subaccount if a Lease Sweep Period (as defined below) has occurred and is then continuing during the continuance of any Cash Trap Event Period (other than a Cash Trap Event Period triggered solely as a result of a Lease Sweep Period)) or (b) otherwise, be deposited in the lease sweep reserve subaccount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
76

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

“Cash Trap Event Period” means a period commencing upon the earlier of (i) the occurrence and continuance of an event of default under the Central States Industrial Portfolio Whole Loan documents, (ii) the debt service coverage ratio being less than 1.20x or (iii) the commencement of a Lease Sweep Period, which such Cash Trap Event Period will expire (x) with regard to any Cash Trap Event Period commenced in connection with clause (i) above, upon the lender’s acceptance of the cure (if applicable) of such event of default, (y) with regard to any Cash Trap Event Period commenced in connection with clause (ii) above, upon the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters or (z) with regard to any Cash Trap Event Period commenced in connection with clause (iii) above, such Lease Sweep Period has ended (provided that, in each instance, no other Cash Trap Event Period has occurred and be continuing during and at the time of the expiration of such period).

“Lease Sweep Period” means the occurrence of any of the following: (a) with respect to each Lease Sweep Lease (as defined below), the earlier to occur of: (i) twelve months prior to the earliest stated expiration (including the stated expiration of any renewal term) of a Lease Sweep Lease, (ii) the date required under a Lease Sweep Lease by which the tenant under such lease is required to give notice of its exercise of a renewal option (and such renewal has not been so exercised), and (iii) the date that any tenant under a Lease Sweep Lease gives notice of its intent to not renew or extend its Lease Sweep Lease, (b) the receipt by the borrowers or property manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease, (c) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by the borrowers or property manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate the Lease Sweep Lease (or any material portion thereof prior to its then current expiration date), (d) the date that any tenant under a Lease Sweep Lease discontinues its business or goes dark in its Lease Sweep Space (or any material portion thereof) or vacates or ceases occupying its Lease Sweep Space (or any material portion thereof) or gives notice that it intends to do any of the foregoing; provided, however, that any tenant subletting all or any material portion of its Lease Sweep Space pursuant to and in accordance with the terms of its lease and the Central States Industrial Portfolio Whole Loan documents, will not result in the commencement of a Lease Sweep Period under this clause (d), (e) upon a default under a Lease Sweep Lease by the tenant under such lease that continues beyond any applicable notice and cure period, and (f) the occurrence of certain insolvency proceedings of a Lease Sweep Tenant Party (as defined below).

A Lease Sweep Period may be cured, (i) in the case of clauses (a), (b), (c) or (d) above, upon the occurrence of an Acceptable Lease Sweep Lease Event (as defined below), (ii) in the case of clause (b) above, if such termination option is not validly exercised by the tenant under the applicable Lease Sweep Lease by the latest exercise date specified in such Lease Sweep Lease or is otherwise validly and irrevocably waived in writing by the related tenant, (iii) in the case of clause (d) above, the applicable tenant under the Lease Sweep Lease has re-commenced operations at its Lease Sweep Space at the Central States Industrial Portfolio Properties during normal business hours, in accordance with the terms of its Lease Sweep Lease, for a period of six consecutive months following such cure, (iv) in the case of clause (e) above, the date on which the subject default has been cured, and no other default under such Lease Sweep Lease occurs for a period of six consecutive months following such cure, and (v) in the case of clause (f) above, either (x) the applicable insolvency proceedings of the applicable Lease Sweep Tenant Party has terminated and the applicable Lease Sweep Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or (y) the applicable Lease Sweep Lease has been assumed and assigned to a third party in a manner reasonably satisfactory to the lender.

“Lease Sweep Lease” means (i)(a) the Sherwood lease, and (b) the Scantron lease or (ii) any renewal or replacement lease with respect to all or a portion of the Lease Sweep Space that constitutes a Qualified Lease (as defined below).

“Lease Sweep Space” means the space demised under the applicable Lease Sweep Lease.

“Qualified Lease” means either: (a) the original Lease Sweep Lease, as extended or modified in accordance with such Lease Sweep Lease and the Central States Industrial Portfolio Whole Loan documents, or (b) a replacement lease entered into in accordance with the Central States Industrial Portfolio Whole Loan documents on market terms as to rent and tenant improvements with a creditworthy tenant (in lender’s reasonable discretion), with a term that extends at least three years beyond the end of the Central States Industrial Portfolio Whole Loan term and with an initial term of at least ten years.

“Lease Sweep Tenant Party” means a tenant under a Lease Sweep Lease (or its direct or indirect parent company (if any)) or the lease guarantor under any Lease Sweep Lease.

“Acceptable Lease Sweep Lease Event” means the entirety of the Lease Sweep Space is leased pursuant to one or more Qualified Leases and each of the following conditions have been satisfied: the borrowers have delivered to the lender (a) an officer’s certificate attaching a complete copy of such Qualified Lease(s) and confirming the same to be a true, correct and complete copy thereof, and confirming that: (i) the applicable tenant(s) have accepted possession of the premises demised under such Qualified Lease(s), (ii) the applicable tenant(s) are in occupancy of all of the space demised under such Qualified Lease(s) and are open for business and paying regularly scheduled payments of base rent in accordance with the Qualified Lease(s) without right of abatement, offset or credit and any free rent periods, if any, have expired or have been reserved with the lender, (iii) the applicable tenant(s) (or its corporate parent(s)) is/are not the subject of a bankruptcy action, (iv) the tenant improvements described in such Qualified Lease(s) have been constructed in accordance with the plans and specifications therefor and have been accepted by the applicable tenant(s), (v) all construction costs have been paid in full or reserved for pursuant to the Central States Industrial Portfolio Whole Loan documents, (vi) all

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
77

Various Various, Various	Collateral Asset Summary – Loan No. 5 Central States Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,900,000 65.5% 1.59x 9.4%

contingencies under all such Qualified Lease(s) to the effectiveness of such Qualified Lease(s) have been satisfied or waived in writing, and (vii) all leasing commissions payable in connection with any such Qualified Lease(s) have been paid in full or reserved with the lender under the Central States Industrial Portfolio Whole Loan documents and all tenant improvement obligations, or allowances, concessions or rebates or other landlord obligations of an inducement nature have been completed and paid in full or reserved with the lender under the Central States Industrial Portfolio Whole Loan documents; and (b) at the lender’s option, a tenant estoppel certificate from the applicable tenant(s) which are required to be in form and substance reasonably satisfactory to the lender confirming the conditions set forth in clauses (i) through and including (vii) above have been satisfied.

Initial and Ongoing Reserves. At loan origination, the borrowers deposited (i) approximately $288,329 into a real estate tax reserve, (ii) approximately $9,481 into an insurance premium reserve, (iii) $3,331,584 into a TI/LC reserve which includes approximately $331,584 attributable to outstanding tenant improvements and leasing commissions, and (iv) $489,945 into an immediate repairs reserve.

Tax Reserve – On each monthly payment date, the borrowers are required to deposit into a real estate tax reserve 1/12 of the estimated annual real estate taxes that the lender estimates will be payable during the next twelve months (but excluding such taxes due with respect to which the Tax Escrow Waiver Requirements (as defined below) are then satisfied with respect to the payment of taxes) (initially, approximately $46,731).

“Tax Escrow Waiver Requirements” means each of the following: (i) no event of default has occurred and is continuing, (ii) an approved triple-net lease is in full force and effect and no default beyond any applicable notice and/or cure period is continuing thereunder, (iii) an approved triple-net tenant is required under an approved triple-net lease to pay all taxes for the respective Central States Industrial Portfolio Property directly to the appropriate governmental taxing authority, and (iv) an approved triple-net tenant pays all taxes with respect to the respective property directly to the applicable governmental taxing authority and the borrowers deliver to the lender evidence thereof in form and substance reasonably satisfactory to the lender no later than 30 days before the date they would be delinquent if not paid. The foregoing Tax Escrow Waiver Requirements will not apply to the Empire A&B Central States Industrial Portfolio Property.

Insurance Reserve – On each monthly payment date, the borrowers are required to deposit into an insurance reserve 1/12 of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies (but excluding such insurance due with respect to which the Insurance Escrow Waiver Requirements (as defined below) are then satisfied with respect to the payment of insurance) (initially, approximately $9,481).

“Insurance Escrow Waiver Requirements” means each of the following: (i) no event of default has occurred and is continuing, (ii) an approved triple-net lease is in full force and effect and no default beyond any applicable notice and/or cure period is continuing thereunder, (iii) an approved triple-net tenant is required under an approved triple-net lease to maintain insurance covering the respective property in form and substance reasonably satisfactory to the lender, (iv) the policies maintained by an approved triple-net tenant covering the respective property are approved by the lender and the requirements are satisfied, (v) an approved triple-net tenant maintains all such policies in full force and effect, and (vi) the lender receives, not less than 10 days prior to the lapse of such policies, evidence reasonably satisfactory to the lender that an approved triple-net tenant has paid any and all insurance premiums on all such insurance required to be maintained together with evidence of renewals of such insurance policies. The foregoing Insurance Escrow Waiver Requirements will not apply to the following Central States Industrial Portfolio Properties: Rochester, Martel, Evergreen, Lone Oak and Wayne.

Replacement Reserve – Commencing on the first monthly payment date occurring after July 21, 2027, the borrowers are required to deposit a monthly payment into a replacement reserve in the amount of $15,065.

TI/LC Reserve – On each monthly payment date, the borrowers are required to deposit into a tenant improvements and leasing commissions reserve the amount of $35,151. The total amount of funds on deposit in such TI/LC reserve is capped at $1,000,000 excluding the upfront TI/LC reserve deposit.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
78

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
79

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
80

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Borrower Sponsor:	JRK Property Holdings, Inc.
Borrower:	JRK Palm Springs Hotel Owner LLC
Original Balance:	$39,000,000
Cut-off Date Balance:	$39,000,000
% by Initial UPB:	5.4%
Interest Rate:	5.49400%
Payment Date:	6th of each month
First Payment Date:	December 6, 2022
Maturity Date:	November 6, 2032
Amortization:	Interest Only
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24),D(91),O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly	Cap
Taxes:	$0	Springing	NAP
Insurance:	$0	Springing	NAP
FF&E:	$0	Springing	NAP
Ground Rent:	$258,077	$0	NAP
Other:	$0	Springing	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Leasehold
Location:	Palm Springs, CA
Year Built / Renovated:	1966 / 2018
Total Rooms:	179
Property Management:	Ace Hotel Palm Springs LLC
Underwritten NOI:	$6,993,249
Underwritten NCF:	$5,966,945
Appraised Value:	$60,200,000
Appraisal Date:	July 15, 2022

Historical NOI(3)
Most Recent NOI:	$7,028,020 (T-12 July 31, 2022)
2021 NOI:	$4,918,183 (December 31, 2021)
2020 NOI:	($1,197,848) (December 31, 2020)
2019 NOI:	$4,493,197 (December 31, 2019)

Historical Occupancy(3)
Most Recent Occupancy:	66.0% (July 31, 2022)
2021 Occupancy:	59.1% (December 31, 2021)
2020 Occupancy:	30.9% (December 31, 2020)
2019 Occupancy:	68.9% (December 31, 2019)

Financial Information
Tranche	Cut-off Date Balance	Balance per Room Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$39,000,000	$217,877 / $217,877	64.8% / 64.8%	3.22x / 2.75x	17.9% / 15.3%	17.9% / 15.3%
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	See “Initial and Ongoing Reserves” herein.
(3)	The Ace Hotel & Swim Club Property’s Historical NOI and Historical Occupancy performance reflects recovery from the COVID-19 pandemic as stay at-home orders were lifted and travel began to rebound.

The Loan. The mortgage loan (the “Ace Hotel & Swim Club Loan”) has an original principal balance and outstanding principal balance as of the Cut-off Date of $39,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in a 179-room full-service hotel property located in Palm Springs, California (the “Ace Hotel & Swim Club Property”).

The Ace Hotel & Swim Club Loan has an original term of 120-months and a remaining term of 120-months as of the Cut-off Date. The Ace Hotel & Swim Club Loan requires interest-only payments during its entire term and accrues interest at the rate of 5.49400% per annum. The proceeds of the Ace Hotel & Swim Club Loan and borrower sponsor equity were used to acquire the Ace Hotel & Swim Club Property, pay closing costs and fund upfront reserves.

Sources and Uses
Sources	Proceeds	% of To	tal	Uses	Proceeds	% of Tot	al
Mortgage Loan	$39,000,000	62.7%		Purchase Price	$60,000,000	96.5%
Borrower Sponsor Equity	23,182,906	37.3		Closing Costs	1,924,829	3.1
				Reserves	258,077	0.4
Total Sources	$62,182,906	100.0%		Total Uses	$62,182,906	100.0%

The Borrower and the Borrower Sponsor. The borrower is JRK Palm Springs Hotel Owner LLC, a Delaware limited liability company and special purpose entity, with a 100% managing member, with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ace Hotel & Swim Club Loan.

The borrower sponsor is JRK Property Holdings, Inc. (“JRK”), a privately owned real estate investment company headquartered in Los Angeles, California. JRK has owned and operated a portfolio totaling more than $15 billion of multifamily and hotel assets spanning 30 states and over 80,000 units. The nonrecourse carve-out guarantor is JRK Hospitality Fund 1, L.P., an affiliate of JRK.

The Property. The Ace Hotel & Swim Club Property is a two-story, 179-room, full-service hotel across eight buildings situated on 5.04 acres in the Coachella Valley region of Palm Springs, California. The Ace Hotel & Swim Club Property was fully renovated in 2008 and transformed from a Howard Johnson motor inn and most recently underwent an approximately $1.7 million renovation in 2018. The most recent renovation included extensive bathroom upgrades, room ratio improvements, and new case goods and soft goods. The Ace Hotel

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
81

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

& Swim Club Property features two outdoor pools and a whirlpool spa, an additional spa, a fitness center, wide landscaped pedestrian private entry courts and a 7,000 sq. ft. business center. The Ace Hotel & Swim Club Property has 176 surface parking spaces.

The Ace Hotel & Swim Club Property features 179 guestrooms throughout five buildings with a room mix comprised of (i) 50 standard king rooms, (ii) 30 standard double rooms, (iii) 21 king garden patio rooms, (iv) 26 king patio fireplace rooms, (v) 18 standard king plus rooms, (vi) 23 king lounge rooms, (vii) 6 simple suites, (viii) 3 side by side suites and (ix) 2 ace suites. The 47 guestrooms on the ground floor share a communal garden and firepit that are ADA compliant, while select guest rooms on the second floor have private balconies. All guestrooms have vintage finishing and sustainable design elements. Each room features an organic latex mattress, desk, leisure chair, flat screen TV, microwave, and refrigerator. Additional room features include complimentary Wi-Fi, fully stocked minibar, Music Hall radio, and in-room dining service.

The Ace Hotel & Swim Club Property has two on-site restaurants, King's Highway and The Amigo Room. King's Highway is a vintage roadside diner open for breakfast, lunch, and dinner that offers indoor and outdoor seating options. The Amigo Room is a high-end bar with a selection of craft beers on tap, wines and spirits, hand-crafted cocktails, and a full bar menu. The bar offers a variety of entertainment including live music, DJs, bingo, and karaoke with special events during Coachella, White Party, and other local festivals. There are two outdoor pools including a main pool and more secluded Commune pool plus a whirlpool spa.

Historical Occupancy, ADR, RevPAR(1)
	Ace Hotel & Swim Club Property(2)			Competitive Set(3)			Penetration Factor(4)
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2019	68.9%	$233.67	$161.03	56.9%	$206.11	$117.37	121.0%	113.4%	137.2%
2020	30.9%	$231.82	$71.52	37.5%	$219.87	$82.49	82.2%	105.4%	86.7%
2021	59.1%	$272.11	$160.74	43.3%	$248.14	$107.36	136.5%	109.7%	149.7%
T-12 July 2022(5)	66.0%	$309.92	$204.55	51.4%	$283.44	$145.73	128.4%	109.3%	140.4%
(1)	The variances between the underwriting, the hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the Ace Hotel & Swim Club Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Ace Hotel & Swim Club Property are based on operating statements provided by the borrower.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report.
(4)	Penetration Factor is calculated based on operating statements provided by the borrower and competitive set data provided by a third-party hospitality research report.
(5)	The Ace Hotel & Swim Club Property data is as of July 2022 and the Competitive Set data is as of June 2022.

Environmental Matters.    The Phase I environmental report dated June 30, 2022 did not reveal any recognized environmental condition and recommended no further action at the Ace Hotel & Swim Club Property.

The Market. The Ace Hotel & Swim Club Property is located along East Palm Canyon Drive, the main thoroughfare connecting Palm Springs to the interstate highway I-10. The Ace Hotel & Swim Club Property is less than 1.5 miles from downtown Palm Springs and approximately six miles from the Palm Springs International Airport, offering access to entertainment destinations in the Coachella Valley. Downtown Palm Springs has experienced a revitalization over recent years, benefitting from significant private and public investment into the area.

Palm Springs is Southern California’s leading premier resort, golf, and special events destination. According to the appraisal, Palm Springs has become a miniature version of Hollywood and a rival to Sundance, Utah with the annual Palm Springs International Film Festival every January and the Palm Springs International Short Film Festival (or ShortFest) held in August, at the historic Plaza Theatre. The Indian Wells Tennis Garden, opened in 2000, hosts the BNP Paribas Open tennis tournament annually in March. Each February, Indio hosts the Riverside County Fair and National Date Festival. Indio is also the site of the annual Coachella Valley Music and Arts Festival, a multi-genre music concert venue in the Empire Polo Ground. Additionally, the privately funded $250 million Acrisure Arena is currently under construction approximately 16 miles southeast of downtown Palm Springs. Located on 43 acres adjacent to Classic Club Golf Course, the approximately 300,000 sq. ft., 11,500-seat entertainment and sports arena is the future home of the Coachella Valley Firebirds (an affiliate of the NHL’s Seattle Kraken) and is anticipated to open for the 2022-2023 American Hockey League season and host over 150 major events annually.

According to the appraisal, during the past two years, most of the annual events in Palm Springs and surrounding area had been cancelled due to the COVID-19 pandemic. However, as of mid-2022, many events returned to at or near Pre-COVID-19 demand. Since February 15, 2022, the State Health Department lifted indoor mask mandates.

The appraisal identified one hotel, the Thompson Hotel, currently under construction in the Palm Springs market that is expected to be directly competitive with the Ace Hotel & Swim Club Property. The 150-room Thompson Hotel is planned to open in March 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
82

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

The primary competitive set for the Ace Hotel & Swim Club Property consists of five hotels, ranging in size from 71 to 398 rooms as presented in the table below:

Primary Competitive Set(1)
Property	Location	Rooms	Year Opened	Estimated 2021 Occupancy	Estimated 2021 ADR	Estimated 2021 RevPAR
Ace Hotel & Swim Club(2)	Palm Springs, CA	179	2009	59.1%	$272.11	$160.74
Margaritaville Resort Palm Springs	Palm Springs, CA	398	1959	35-40%	$225-230	$85-90
Design Hotels, Avalon Hotel & Bungalows Palm Springs	Palm Springs, CA	71	1929	40-45%	$350-355	$140-145
The Saguaro Palm Springs	Palm Springs, CA	244	1977	50-55%	$250-255	$125-130
Hotel Zoso	Palm Springs, CA	163	1987	50-55%	$215-220	$110-115
Hyatt Palm Springs	Palm Springs, CA	197	1985	50-55%	$175-180	$95-100
(1)	Source: Appraisal.
(2)	Source: Operating statements provided by the borrower.

The appraisal determined the Palm Springs market demand segmentation of 6% commercial, 43% meeting and group and 48% leisure, as compared to demand segmentation for the Ace Hotel & Swim Club Property of 5% commercial, 25% meeting and group and 69% leisure. The demand segmentation for the competitive set as of year-end 2016 are presented in the table below:

Demand Segmentation(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure
Ace Hotel & Swim Club	179	5%	25%	69%
Margaritaville Resort Palm Springs	398	3%	70%	25%
Design Hotels, Avalon Hotel & Bungalows Palm Springs	71	3%	17%	74%
The Saguaro Palm Springs	244	5%	25%	65%
Hotel Zoso	163	10%	25%	60%
Hyatt Palm Springs	197	10%	33%	52%
Total / Wtd. Avg.(3)	1,073	6%	43%	48%
(1)	Source: Appraisal.
(2)	The remaining segmentation can be attributed to extended stay.
(3)	Total / Wtd. Avg. excludes the Ace Hotel & Swim Club Property.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2019	2020	2021	T-12 7/31/2022	U/W	U/W per Room
Occupancy	68.9%	30.9%	59.1%	66.0%	66.0%
ADR	$233.67	$231.82	$272.11	$309.92	$309.92
RevPAR	$161.03	$71.52	$160.74	$204.55	$204.55

Room Revenue	$10,520,887	$4,685,530	$10,502,168	$13,364,000	$13,364,000	$74,659
F&B Revenue	8,926,012	3,204,317	7,448,256	9,893,425	9,893,425	$55,271
Other Revenue	2,484,621	932,654	2,224,171	2,400,196	2,400,196	$13,409
Total Revenue	$21,931,520	$8,822,501	$20,174,595	$25,657,621	$25,657,621	$143,339
Operating Expenses	10,152,162	4,667,149	8,247,735	10,605,949	10,605,949	$59,251
Undistributed Expenses	7,286,161	5,353,200	7,008,677	8,023,652	8,058,423	$45,019
Net Operating Income	$4,493,197	($1,197,848)	$4,918,183	$7,028,020	$6,993,249	$39,068
Total Capital Reserve	877,261	352,900	806,984	1,026,305	1,026,305	$5,734
Net Cash Flow	$3,615,937	($1,550,748)	$4,111,199	$6,001,716	$5,966,945	$33,335
(1)	The Ace Hotel & Swim Club Property’s historical occupancy and performance reflects recovery from the COVID-19 pandemic as stay at-home orders were lifted and travel began to rebound.

Property Management.    The Ace Hotel & Swim Club Property is managed by Ace Hotel Palm Springs LLC, a Delaware limited liability company.

Lockbox / Cash Management.    The Ace Hotel & Swim Club Loan is structured with a hard lockbox and springing cash management. All monthly remittances to the borrower under the management agreement following payment of actual operating expenses, the management fee and other amounts payable to the property manager are required to be deposited directly into a lockbox account. Funds on deposit in the lockbox account are required to be swept by the clearing bank on a daily basis into the borrower’s operating account. Upon the occurrence and during the continuance of a Trigger Period (as defined below), funds will be swept from the lockbox account

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
83

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

into the cash management account where all excess cash flow after payment of debt service and all reserves, will be held as additional collateral for the Ace Hotel & Swim Club Loan.

A “Trigger Period” means the occurrence of (i) an event of default under the loan documents, (ii) the date the debt service coverage ratio (as calculated in the loan documents) based on the last day of each calendar quarter is less than 1.50x, or (iii) to the extent that any mezzanine debt is outstanding.

Initial and Ongoing Reserves. At loan origination, the borrowers deposited $258,077 into a static ground rent reserve.

Tax Reserve - On each monthly payment date, the borrower is required to deposit into a real estate tax reserve, an amount equal to 1/12 of the estimated annual real estate taxes. In the event the Reserve Waiver Conditions (as defined below) are met, the monthly tax reserve will be suspended.

Insurance Reserve - On each monthly payment date, the borrower is required to deposit into an insurance reserve, an amount equal to 1/12 of estimated annual insurance premiums, unless the borrower maintains a blanket policy in accordance with the Ace Hotel & Swim Club loan documents. In the event the Reserve Waiver Conditions are met, the monthly insurance reserve will be suspended.

Seasonal Working Capital Reserve - On each Seasonal Deposit Date (as defined below) during the 2023 calendar year, the borrower is required to deposit into a seasonal working capital reserve an amount equal to $333,333.33 and on each Seasonal Deposit Date after the 2023 calendar year, the borrower is required to deposit with the lender an amount equal to the Applicable Seasonal Deposit Amount (as defined below).

A “Seasonal Deposit Date” means each payment date occurring during the calendar months of April, May, or June throughout the term of the Ace Hotel & Swim Club Loan.

An “Applicable Seasonal Deposit Amount” means, with respect to each Seasonal Deposit Date occurring during any given calendar year during the term of the Ace Hotel & Swim Club Loan, an amount equal to the lesser of: (A) $366,666.67 and (B) 1/3rd of the positive difference determined by subtracting: (x) the aggregate gross revenue (excluding extraordinary income) received with respect to the Ace Hotel & Swim Club Property during the months of June, July, and August in the immediate preceding calendar year from (y) without duplication, the aggregate of all operating expenses, debt service, and other amounts payable pursuant the loan documents during the months of June, July, and August of the immediate preceding calendar year.

Ground Rent Reserve - On each payment date during the continuance of a Trigger Period, the borrower is required to pay to the lender the amount of all ground rent payable pursuant to the ground lease during the one month period following the applicable monthly payment date.

FF&E Reserve - The borrower is required to deposit with or on behalf of the lender on each payment date an amount equal to the greatest of (i) (x) on or prior to the monthly payment date in November 2024, 2.0% of the gross revenue, (y) after the monthly payment date in November 2024 and on or prior to the payment date in November 2025, 3.0% of the gross revenue, and (z) after the monthly payment date in November 2025, 4.0% of the of the gross revenue and (ii) the then-current amount required by the management agreement and/or any operative flag agreement. In the event the Reserve Waiver Conditions are met, the monthly FF&E Reserve will be suspended.

Custodial Funds and Hotel Tax Reserve - Upon the occurrence of a Trigger Period, the borrower will be required to deliver an amount reasonably budgeted by borrower and approved by the lender for (i) tips, gratuities or service charges with respect to food, beverage, banquet or other guest services paid or received via credit card and owed to employees working at the Ace Hotel & Swim Club Property; (ii) payments or fees received from or on behalf of hotel guests and patrons and paid or reimbursed to tenants or other vendors or service providers of the hotel and (iii) sales and occupancy taxes. In the event the Reserve Waiver Conditions are met, the Custodial Funds and Hotel Tax Reserve will be suspended.

To the extent that the Reserve Waiver Conditions (as defined below) are satisfied, the borrower’s obligation to make deposits into the Tax Reserve, Insurance Reserve, FF&E Reserve, and Custodial Funds and Hotel Tax Reserve will be suspended.

“Reserve Waiver Conditions” means each of the following: (i) no event of default under the loan documents has occurred and is continuing, (ii)(x) with respect to any payment of real estate taxes, either the borrower or the hotel manager delivers evidence of the payment of all real estate taxes by no later than five business days prior to the date the same become delinquent, (y) with respect to any payment of insurance premiums, the borrower or the hotel manager delivers evidence of the payment of all insurance premiums by no later than the dates required for delivery of such evidence in the loan documents, and (z) with respect to any application of funds held by the hotel manager for any purpose other than real estate taxes and/or insurance premiums, evidence (in a form reasonably acceptable to the lender) that the applicable funds are being applied as contemplated pursuant to this clause (ii) will be promptly provided within five business days of lender’s written request, and (iii) the Operative Flag Agreement CM Conditions (as defined below) are satisfied.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
84

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

“Operative Flag Agreement CM Conditions” means each of the following conditions is satisfied: (i) no event of default under the loan documents or Operative Flag Agreement Termination Period (as defined below) has occurred and is continuing, (ii) either (x) the operative flag agreement in place as of the loan origination date is in full force and effect or (y) another operative flag agreement which qualifies as an acceptable brand management agreement is in full force and effect, (iii) the applicable operative flag agreement has an Operative Flag Agreement Cash Flow Provision (as defined below) and all revenue from the Ace Hotel & Swim Club Property is being collected by the operative flag provider and applied in accordance with said operative flag agreement cash flow provision, and (iv) the operative flag provider is not an affiliate of the borrower, guarantor and/or borrower sponsor.

“Operative Flag Agreement Termination Period” means a period commencing upon the earlier of (i) the operative flag provider becoming the subject of any a bankruptcy or similar insolvency proceeding, (ii) the occurrence of any material default by operative flag provider under the operative flag agreement beyond any applicable grace and cure periods which gives rise to a right to cease directing revenue from the Ace Hotel & Swim Property to the Hotel Accounts (as defined below), or (iii) misappropriation of the income and revenue generated from the Ace Hotel & Swim Club Property by the manager.

“Operative Flag Agreement Cash Flow Provision” means a provision (or series of provisions) substantively providing (among other items) that an acceptable non-affiliated brand manager: (i) collects all revenue from the Ace Hotel & Swim Club Property and hold the same in one or more eligible accounts with an eligible institution in the name of the borrower (the “Hotel Accounts”), (ii) applies all revenue solely to the payment of all or a portion of the costs and expenses relating to the maintenance and operation of the Ace Hotel & Swim Club Property (which costs and expenses may include, without limitation, funding of capital expenditure or FF&E reserves (to be held in eligible accounts at eligible institutions), payment of taxes, payment of insurance premiums and payment of brand management fees), and (iii) that any excess revenue after the payment of the costs contemplated by clause (ii) will be disbursed to or at the direction of the borrower.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The borrower is permitted to enter into a future mezzanine loan once during the term of the Ace Hotel & Swim Club Loan; provided that, among other things, (a) the lender receives at least 60 but no more than 180 days prior written notice, (b) no event of default under the loan documents has occurred and be continuing, (c) the monthly (and/or other regular) payments under the mezzanine loan will be interest-only and, if such interest-only payments are based on a floating rate of interest, then such mezzanine borrower will purchase an interest rate cap agreement with a strike price which would result in a combined debt service coverage ratio of not less than 2.25x, (d) the principal amount of the mezzanine loan will not exceed (i) an amount that would result in a combined loan-to-value ratio of 65.0%, (ii) an amount that would result in a combined debt service coverage ratio of not less than 2.25x, and/or (iii) an amount that would result in a combined debt yield of no less than 12%; (e) the mezzanine loan term will be co-terminus with the Ace Hotel & Swim Club Loan, (f) the ground lease and hotel management agreement permit such mezzanine debt and (g) the holder of the mezzanine loan will be a (i) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government entity or plan, investment company or institution substantially similar to any of the foregoing (other than the borrower or an affiliate thereof), provided, in each case, that any such person (x) has total real estate assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity in excess of $250,000,000 and (y) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial mortgage properties, or (ii) any other person that has been approved by the lender in its sole discretion and as to which the lender has received a rating agency confirmation, if required by the lender. In addition, the mezzanine loan lender and the lender will be required to enter into an intercreditor agreement in form and substance acceptable to the Rating Agencies and reasonably acceptable to the lender.

Partial Releases. None.

Ground Lease. The Ace Hotel & Swim Club Loan is secured by the borrower’s leasehold interest in the Ace Hotel & Swim Club Property pursuant to a ground lease, between the borrower, as ground lessee, and the heirs of Virginia Ann Milanovich, as the ground lessor, that expires in November 2, 2107. The Ace Hotel & Swim Club Property is comprised of former federal reservation land that was individually allotted pursuant to the Dawes Severalty Act of 1887 and is held in trust by the United States Department of the Interior Bureau of Indian Affairs (the “BOIA”) as trustee for the related ground lessor. If the borrower desires to use the Mortgaged Property for purposes other than as identified in the ground lease (e.g. hotel, restaurant, bar, commercial stores and shops and spa and spa-related services), then such other purposes would be subject to the approval of the Secretary of the Department of the Interior (the “Secretary”). In addition, any amendments or modifications to the ground lease require the consent of the ground lessor and the Secretary. The ground lease is not assignable by the ground lessee without the written consent of the ground lessor and the approval of the Secretary, such consent and approval not to be unreasonably withheld or delayed; provided, however, no such approval is required in connection with a foreclosure (or assignment-in-lieu of foreclosure) by the lender and the first subsequent assignment of the ground lease by the foreclosing lender (or a wholly owned affiliate) thereafter. In addition, the location of the Ace Hotel & Swim Club Property on tribal lands creates a risk that a California court may determine that it does not have jurisdiction in a judicial foreclosure proceeding. Annual ground rent is an amount equal to the greater of (i) the base rent currently equal to approximately $323,177, subject to increase in November 2025, and every five years thereafter, based on increases in the consumer price index in an amount not to exceed 20% and (ii) the percentage rent equal to 2.0% of gross revenue, which percentage rent was $403,492 in 2021. On November 2038 and 2068 base rent under the ground lease

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
85

701 East Palm Canyon Drive Palm Springs, CA 92264	Collateral Asset Summary – Loan No. 6 Ace Hotel & Swim Club	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,000,000 64.8% 2.75x 17.9%

will be an amount equal to the greater of (i) 9.0% of the value of the land or (ii) overall consumer price index from the last adjustment.

Brand Termination. The in-place brand management agreement may only be terminated under the following circumstances under the loan agreement: (i) the termination arises in connection with a material default (beyond all notice and cure periods) under such brand agreement or a failure of a performance test under the brand agreement,  (ii) any termination fee payable in connection with any such termination is paid utilizing a source of cash outside of the Ace Hotel & Swim Club Property and/or the borrower, and (iii) concurrently upon said termination, the borrower enters into a new operative flag agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
86

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%

1751
ANYTIME
STORAGE
520-741-0273
U-HAUL
RENTALS
Anytime Storage #53

Anytime Storage #52

Anytime Storage #61

ANYTIME
STORAGE
Anytime Storage #60

Anytime Storage #55

STORAGE
Anytime Storage #54

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
87

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
88

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%

Mortgage Loan Information
Loan Seller:	CREFI
Loan Purpose:	Refinance
Borrower Sponsors:	David Jarvie and Brian Weisman
Borrowers(1):	Various
Original Balance:	$34,200,000
Cut-off Date Balance:	$34,200,000
% by Initial UPB:	4.7%
Interest Rate:	5.79000%
Payment Date:	6th of each month
First Payment Date:	November 6, 2022
Maturity Date:	October 6, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(25),D(91),O(4)
Lockbox / Cash Management:	Springing / Springing

Reserves(2)
	Initial	Monthly	Cap
Taxes:	$26,641	$26,641	NAP
Insurance:	$0	Springing	NAP
Replacement:	$97,511	$3,146	NAP
Immediate Repairs:	$107,094	$0	NAP

Property Information
Single Asset / Portfolio:	Portfolio of 10 properties
Property Type:	Self Storage
Collateral:	Fee
Location(3):	Various, AZ
Year Built / Renovated(3):	Various / NAP
Total Sq. Ft.:	377,528
Property Management:	Anytime Storage Property Management LLC
Underwritten NOI:	$3,212,321
Underwritten NCF:	$3,174,568
Appraised Value:	$59,250,000
Appraisal Date:	August 10, 2022

Historical NOI
Most Recent NOI:	$3,217,339 (T-12 September 30, 2022)
2021 NOI:	$2,732,141 (December 31, 2021)
2020 NOI:	$2,330,679 (December 31, 2020)
2019 NOI:	$2,207,810 (December 31, 2019)

Historical Occupancy
Most Recent Occupancy(4):	90.8% (Various)
2021 Occupancy:	93.0% (December 31, 2021)
2020 Occupancy:	87.4% (December 31, 2020)
2019 Occupancy:	87.6% (December 31, 2019)

Financial Information
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$34,200,000	$91 / $91	57.7% / 57.7%	1.60x / 1.58x	9.4% / 9.3%	9.4% / 9.3%
(1)	The borrowers of the AZ Anytime Storage Portfolio Loan (as defined below) are 5600 South 12th Avenue AZ 13 Holdings LLC, 556 East Frank Way AZ 13 Holdings LLC, 11139 East Apache Trail AZ 13 Holdings LLC, 2100 West Baseline Road AZ 13 Holdings LLC, 7340 East Benson Highway AZ 13 Holdings LLC, 1155 East Irvington Road AZ 13 Holdings LLC, 1751 East Benson Highway AZ 13 Holdings LLC, 508 North Grant Street AZ 13 Holdings LLC, 101 and 110 South Taylor Avenue AZ 13 Holdings LLC and 3055 North 30th Avenue AZ 13 Holdings LLC.
(2)	See “Initial and Ongoing Reserves” herein.
(3)	See “Portfolio Summary” table below.
(4)	Most Recent Occupancy is based on the underwritten rent rolls dated July 31, 2022, August 10, 2022, and August 11, 2022.

The Loan.  The AZ Anytime Storage Portfolio mortgage loan (the “AZ Anytime Storage Portfolio Loan”) is secured by a first mortgage encumbering the borrowers’ fee interests in a portfolio of 10 self storage properties comprised of 3,616 units and totaling 377,528 sq. ft. located in Arizona (collectively, the “AZ Anytime Storage Portfolio Properties”). The AZ Anytime Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $34,200,000 and represents approximately 4.7% of the Initial Pool Balance. The AZ Anytime Storage Portfolio Loan was originated by Citi Real Estate Funding Inc. on September 14, 2022.

The AZ Anytime Storage Portfolio Loan has an initial term of 120 months and a remaining term of 119 months as of the Cut-off Date. The AZ Anytime Storage Portfolio Loan requires interest only payments during its entire term and accrues interest at a rate of 5.79000% per annum. The scheduled maturity date of the AZ Anytime Storage Portfolio Loan is October 6, 2032. The proceeds of the AZ Anytime Storage Portfolio Loan were used to refinance existing debt on the AZ Anytime Storage Portfolio Properties, return equity to the borrower sponsors, pay closing costs, and fund upfront reserves.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Tot	al
Mortgage Loan	$34,200,000	100.0%	Loan Payoff	$20,365,923	59.5%
			Return of Equity	12,523,189	36.6
			Closing Costs	1,079,642	3.2
			Upfront Reserves	231,246	0.7
Total Sources	$34,200,000	100.0%	Total Uses	$34,200,000	100.0%

The Borrowers and the Borrower Sponsors. The borrowers are 5600 South 12th Avenue AZ 13 Holdings LLC, 556 East Frank Way AZ 13 Holdings LLC, 11139 East Apache Trail AZ 13 Holdings LLC, 2100 West Baseline Road AZ 13 Holdings LLC, 7340 East Benson Highway AZ 13 Holdings LLC, 1155 East Irvington Road AZ 13 Holdings LLC, 1751 East Benson Highway AZ 13 Holdings LLC, 508 North Grant Street AZ 13 Holdings LLC, 101 and 110 South Taylor Avenue AZ 13 Holdings LLC and 3055 North 30th Avenue AZ 13 Holdings LLC, each a Delaware limited liability company and special purpose bankruptcy-remote entity with at least one independent director in the organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the AZ Anytime Storage Portfolio Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
89

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%

The borrower sponsors and non-recourse guarantors are David Jarvie and Brian Weisman. David Jarvie is a managing partner at Anytime Storage and the President and CEO of JPA Inc. Brian Weisman is a co-founder and managing partner at Anytime Storage with over twenty years of experience in investment and finance. Anytime Storage owns and operates 14 self storage facilitates located in Arizona, New Mexico, Alabama and Florida. Founded in 2002, JPA Inc. is a full-service commercial real estate firm which specializes in the acquisition of income producing properties in the self storage, office, industrial and retail space in the United States. JPA Inc. developed over $120 million of real estate through 2009 before shifting its focus from development to acquisition and management. JPA Inc. currently owns and manages more than $100 million of assets and has collectively handled over 20 million sq. ft. of commercial real estate.

The Portfolio. The AZ Anytime Storage Portfolio consists of ten self storage properties comprised of 3,616 units totaling 377,528 sq. ft. located in various cities of Arizona. The AZ Anytime Storage Portfolio Properties were built between 1971 and 2004 and range in size from 15,175 sq. ft. to 54,700 sq. ft. All of the AZ Anytime Storage Portfolio Properties feature on-site management and have surveillance cameras, individual unit locks, and keypad entry. According to the underwritten rent rolls dated between July 31, 2022 and August 11, 2022, the AZ Anytime Storage Portfolio Properties were 90.8% occupied in the aggregate, with individual property occupancies ranging from 86.7% to 98.7%.

The AZ Anytime Storage Portfolio Properties are comprised of 3,616 units of which 3,301 are traditional storage units, 252 are covered parking spots, 60 are standalone shipping containers and three are non-storage units. The three non-storage units are comprised of two income producing billboard units and a non-income producing cell tower located on the roof of the Anytime Storage #53 property. The two billboards are double sided and are visible from the Interstate 40 and Route 60 highways of the Anytime Storage #61 and Anytime Storage #59 properties, respectively. The traditional storage units are inclusive of 70 climate controlled units located in an interior corridor inside a climate controlled building at the Anytime Storage #52 property.

The following table presents certain information relating to the AZ Anytime Storage Portfolio Properties:

Portfolio Summary
Property Name	City, State	Year Built	Allocated Loan Amount	% of Allocated Loan Amount	As-Is Appraised Value	Total Sq. Ft.	Occ. (%)(1)	Total U/W NOI(1)	% Total U/W NOI(1)
Anytime Storage #58	Apache Junction, AZ	1998	$5,650,000	16.5%	$9,050,000	54,700	88.1%	$532,408	16.6%
Anytime Storage #52	Tucson, AZ	1998	$5,000,000	14.6%	$8,000,000	49,950	87.7%	$466,623	14.5%
Anytime Storage #53	Tucson, AZ	1997	$4,650,000	13.6%	$7,650,000	45,625	87.0%	$432,756	13.5%
Anytime Storage #55	Tucson, AZ	1997	$4,100,000	12.0%	$6,950,000	36,100	89.5%	$384,770	12.0%
Anytime Storage #62	Apache Junction, AZ	2000	$3,325,000	9.7%	$5,400,000	31,276	86.7%	$302,061	9.4%
Anytime Storage #54	Tucson, AZ	1996	$3,100,000	9.1%	$5,600,000	29,972	94.3%	$292,473	9.1%
Anytime Storage #59	Phoenix, AZ	1971	$2,750,000	8.0%	$5,650,000	42,970	91.3%	$268,241	8.4%
Anytime Storage #56	Bisbee, AZ	1995	$2,450,000	7.2%	$4,200,000	35,200	95.1%	$238,766	7.4%
Anytime Storage #61	Williams, AZ	1995	$2,150,000	6.3%	$4,250,000	36,560	97.7%	$197,116	6.1%
Anytime Storage #60	Flagstaff, AZ	2004	$1,025,000	3.0%	$2,500,000	15,175	98.7%	$97,106	3.0%
Total / Wtd. Avg.			$34,200,000	100.0%	$59,250,000	377,528	90.8%	$3,212,321	100.0%
(1)	Total U/W NOI and Occ. (%) is based on the underwritten rent rolls dated July 31, 2022, August 10, 2022, and August 11, 2022.

The following table presents the unit mix information relating to the AZ Anytime Storage Portfolio Properties:

Unit Mix(1)
Unit Types	Net Rentable Area (Sq. Ft.)	% of NRA (Sq. Ft.)	# of Units	Current Occupancy(2)	% of UW Rent by Unit Type(3)	UW Rent per Unit(3)
Drive Up	359,768	95.3%	3,231	90.9%	93.3%	$1,523.15
Shipping Container	12,160	3.2%	60	92.1%	1.8%	$1,552.07
Climate Controlled	5,600	1.5%	70	81.3%	1.6%	$1,356.63
Uncovered Parking	0	0.0%	252	66.3%	3.0%	$847.62
Billboard	0	0.0%	2	100.0%	0.3%	$6,000.00
Cell Tower(4)	0	0.0%	1	100.0%	0.0%	$0.00
Total / Wtd. Avg.	377,528	100.0%	3,616	90.8%	100.0%	$1,487.74
(1)	Based on the underwritten rent rolls dated July 31, 2022, August 10, 2022, and August 11, 2022.
(2)	Current Occupancy is based on the weighted average of Net Rentable Area (Sq. Ft.) for Drive Up, Shipping Container and Climate Controlled Unit Types and based on # of units for Uncovered Parking, Billboard and Cell Tower unit types.
(3)	% of UW Rent by Unit Type and UW Rent per Unit are based on the occupied units.
(4)	Represents the cell tower located on the rooftop of Anytime Storage #53 property and does not generate any income for the AZ Anytime Storage Portfolio Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
90

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%

The following table presents certain information relating to historical leasing at the AZ Anytime Storage Portfolio Properties:

Historical Leased(1)
Property Name	2019	2020	2021	Current(2)
Anytime Storage #58	85.6%	84.8%	93.9%	88.1%
Anytime Storage #52	83.7%	84.3%	88.9%	87.7%
Anytime Storage #53	91.4%	93.5%	94.9%	87.0%
Anytime Storage #55	90.3%	87.9%	95.6%	89.5%
Anytime Storage #62	88.7%	77.3%	88.1%	86.7%
Anytime Storage #54	92.0%	91.4%	94.5%	94.3%
Anytime Storage #59	87.9%	86.6%	91.6%	91.3%
Anytime Storage #56	83.3%	86.8%	94.4%	95.1%
Anytime Storage #61	86.3%	90.9%	93.5%	97.7%
Anytime Storage #60	92.1%	94.2%	97.6%	98.7%
Wtd. Avg.	87.6%	87.4%	93.0%	90.8%
(1)	Historical occupancies are the annual average physical occupancy of each respective yea
(2)	Based on the underwritten rent rolls dated July 31, 2022, August 10, 2022, and August 11, 2022.

Environmental Matters. According to the Phase I environmental reports, dated August 23, 2022, there are no recognized environmental conditions at the AZ Anytime Storage Portfolio Properties.

The Market. The AZ Anytime Storage Portfolio Properties are located in four different Metropolitan Statistical Areas (“MSA”) within the state of Arizona: Tucson (four properties, 46.5% of underwritten base rent), Phoenix-Mesa-Chandler (“Phoenix”) (three properties, 35.0% of underwritten base rent), Flagstaff (two properties, 10.9% of underwritten base rent), and Sierra Vista-Douglas (one property, 7.6% of underwritten base rent).

The Anytime Storage #52, Anytime Storage #53, Anytime Storage #54 and Anytime Storage #55 properties are located within the Tucson MSA. As of 2022, the Tucson MSA had a population of 1,060,553 and experienced an annual growth rate of approximately 0.66% since 2010. According to the appraisals, the Tucson MSA has no new construction planned, and the average self storage supply and occupancy within a three-mile radius of the AZ Anytime Storage Portfolio Properties located in the Tucson MSA was 517,075 sq. ft. and 92.5%, respectively. The cost of occupancy for the AZ Anytime Storage Portfolio Properties located in the Tucson MSA range from 1.48% to 2.62% compared to the national average of 3.50%.

The Anytime Storage #58, Anytime Storage #62 and Anytime Storage #59 properties are located within the Phoenix MSA. As of 2022, the Phoenix MSA had a population of 5,009,506 and experienced an annual growth rate of approximately 1.49% since 2010. According to the appraisals, the Phoenix MSA has no new construction planned, and the average self storage supply and occupancy within a three-mile radius of the of the AZ Anytime Storage Portfolio Properties located in the Phoenix MSA was 835,992 sq. ft. and 89.4%, respectively. The cost of occupancy for the AZ Anytime Storage Portfolio Properties located in the Flagstaff MSA range from 1.71% to 2.59% compared to the national average of 3.50%.

The Anytime Storage #60 and Anytime Storage #61 properties are located within the Flagstaff MSA. As of 2022, the Flagstaff MSA had a population of 147,911. According to the appraisals, the Flagstaff MSA has no new construction planned, and the average self storage supply and occupancy within a five-mile radius of the AZ Anytime Storage Portfolio Properties located in the Flagstaff MSA was 251,315 sq. ft. and 97.3%, respectively. The cost of occupancy for the AZ Anytime Storage Portfolio Properties located in the Flagstaff MSA range from 1.39% to 1.49% compared to the national average of 3.50%

The Anytime Storage #56 property is located within the Sierra Vista-Douglas MSA. As of 2022, the Sierra Vista-Douglas MSA had a population of 125,122. According to the appraisal, the Sierra Vista-Douglas MSA has no new construction planned, and the self storage supply and occupancy within a five-mile radius of the Anytime Storage #56 property was 41,901 sq. ft. and 97.5%, respectively. The cost of occupancy for the Anytime Storage #56 property is 1.89% compared to the national average of 3.50%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
91

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%
Market Summary(1)
Property Name	City, State	MSA	1-mile Population	3-mile Population	5-mile Population	1-mile Avg. Household Income	3-mile Avg. Household Income	5-mile Avg. Household Income
Anytime Storage #58	Apache Junction, AZ	Phoenix	2,600	63,317	157,662	$69,715	$86,904	$93,637
Anytime Storage #52	Tucson, AZ	Tucson	3,776	28,918	55,470	$82,828	$100,886	$96,019
Anytime Storage #53	Tucson, AZ	Tucson	8,275	94,474	227,117	$55,527	$54,919	$61,228
Anytime Storage #55	Tucson, AZ	Tucson	8,275	94,474	227,117	$55,527	$54,919	$61,228
Anytime Storage #62	Apache Junction, AZ	Phoenix	13,861	80,380	168,635	$79,167	$79,546	$87,283
Anytime Storage #54	Tucson, AZ	Tucson	15,899	101,178	202,935	$54,401	$54,729	$60,896
Anytime Storage #59	Phoenix, AZ	Phoenix	14,104	185,317	461,967	$54,648	$64,436	$70,942
Anytime Storage #56	Bisbee, AZ	Sierra Vista-Douglas	933	5,232	5,752	$65,375	$60,798	$60,240
Anytime Storage #61	Williams, AZ	Flagstaff	1,763	3,115	3,621	$74,916	$75,819	$78,066
Anytime Storage #60	Flagstaff, AZ	Flagstaff	5,217	55,605	80,290	$89,669	$90,611	$95,166
Avg.			7,470	71,201	159,057	$68,177	$72,357	$76,471
(1)	Source: Appraisals.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2019	2020	2021	T-12 9/30/2022	U/W	U/W Per Sq. Ft.
Base Rent	$3,148,488	3,334,613	$3,766,460	$4,309,851	$4,759,296	$12.61
Potential Income from Vacant Units	0	0	0	0	570,756	$1.51
Vacancy Loss & Credit Loss	0	0	0	0	(1,020,201)	($2.70)
Other Income(2)	320,035	288,512	314,082	299,239	299,239	$0.79
Effective Gross Revenue	$3,468,523	$3,623,125	$4,080,542	$4,609,090	$4,609,090	$12.21
Real Estate Taxes	315,457	324,747	324,224	324,291	329,322	$0.87
Insurance	35,732	29,467	28,743	30,012	30,000	$0.08
Management Fee	138,741	144,925	163,222	184,364	184,364	$0.49
Other Expenses	770,782	793,307	832,212	853,084	853,084	$2.26
Total Expenses	$1,260,712	$1,292,446	$1,348,401	$1,391,751	$1,396,769	$3.70
Net Operating Income	$2,207,810	$2,330,679	$2,732,141	$3,217,339	$3,212,321	$8.51
Replacement Reserves	0	0	0	0	37,753	$0.10
Net Cash Flow	$2,207,810	$2,330,679	$2,732,141	$3,217,339	$3,174,568	$8.41
(1)	Based on the underwritten rent rolls dated July 31, 2022, August 10, 2022, and August 11, 2022.
(2)	Other Income includes items such as fee income and tenant insurance income.

Property Management.  The AZ Anytime Storage Portfolio Properties are managed by Anytime Storage Property Management LLC, an affiliate of the borrower sponsors.

Lockbox / Cash Management.  The AZ Anytime Storage Portfolio Loan is structured with a springing lockbox and springing cash management. From and after the first occurrence of a Trigger Period (as defined below), the borrowers are required to cause revenue received by the borrowers or the property manager to be deposited into such lockbox immediately upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the AZ Anytime Storage Portfolio Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the AZ Anytime Storage Portfolio Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the AZ Anytime Storage Portfolio Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the AZ Anytime Storage Portfolio Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.40x; and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Trigger Period commenced in connection with clause (ii) above, (x) the date that the debt service coverage ratio is equal to or greater than 1.45x for two consecutive calendar quarters, or (y) the date the DSCR Trigger Period Avoidance Conditions have been and remain satisfied.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
92

Various Various, AZ	Collateral Asset Summary – Loan No. 7 AZ Anytime Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,200,000 57.7% 1.58x 9.4%

“DSCR Trigger Period Avoidance Conditions” means that (a) the borrowers deposit into the excess cash flow account cash or a letter of credit in an amount equal to the funds that, if applied to the then outstanding principal balance of the AZ Anytime Storage Portfolio Loan, would cause the debt service coverage ratio to be equal to or greater than 1.45x, and (b) every three months thereafter for so long as the Trigger Period commenced in connection with clause (ii) of the definition of Trigger Period above would otherwise be occurring, if based on the lender’s calculations, the amount previously deposited is insufficient (when applied to the then outstanding principal balance of the AZ Anytime Storage Portfolio Loan), to cause the debt service coverage ratio to be equal to or greater than 1.45x, the borrowers make a true up payment into the excess cash flow account, in the form of cash or a letter of credit, in the amount of the deficiency such that the total amount of funds deposited for purposes of satisfying the DSCR Trigger Period Avoidance Conditions equals or exceeds the amount of funds that if applied to the then outstanding principal balance of the AZ Anytime Storage Portfolio Loan would cause the debt service coverage ratio to be equal to or greater than 1.45x.

Initial and Ongoing Reserves. At origination of the AZ Anytime Storage Portfolio Loan, the borrowers deposited $107,094 for an immediate repair reserve, $97,511 for a replacement reserve and approximately $26,641 for a tax reserve.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $26,641).

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the AZ Anytime Storage Portfolio Loan documents.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $3,146.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. Provided that no event of default is continuing under the AZ Anytime Storage Portfolio Loan documents, at any time after the date that is two years after the Closing Date, the borrowers may deliver defeasance collateral and obtain release of one or more but no more than five individual AZ Anytime Storage Portfolio Properties, in each case, provided that, among other conditions, (i) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to the greater of (a) 115% of the allocated loan amount for the individual AZ Anytime Storage Portfolio Property, and (b) 100% of the net sales proceeds applicable to such individual AZ Anytime Storage Portfolio Property, (ii) the borrowers deliver a REMIC opinion, (iii) the borrowers deliver a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining AZ Anytime Storage Portfolio Properties is greater than the greater of (a) 1.50x, and (b) the debt service coverage ratio for all of the AZ Anytime Storage Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, and (v) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the loan-to-value ratio with respect to the remaining AZ Anytime Storage Portfolio Properties is no greater than the lesser of (a) 58.0% and (b) the loan-to-value ratio for all of the AZ Anytime Storage Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
93

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
94

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
95

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Refinance
Borrower Sponsor:	Prime Hospitality Group III, LLC
Borrower:	Palm Avenue Hospitality Holdings, LLC
Original Balance(1):	$27,500,000
Cut-off Date Balance(1):	$27,500,000
% by Initial UPB:	3.8%
Interest Rate:	5.90000%
Payment Date:	5th of each month
First Payment Date:	September 5, 2022
Maturity Date:	August 5, 2032
Amortization:	Interest Only, Amortizing Balloon
Additional Debt(1):	$30,000,000 Pari Passu Debt
Call Protection(4):	L(27),D(90),O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly	Cap
Taxes:	$269,732	$30,525	NAP
Insurance:	$0	Springing	NAP
FF&E Reserve:	$0	$51,103	NAP
Other(3)	$12,000,000	Springing	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee
Location:	Sarasota, FL
Year Built / Renovated:	2018 / NAP
Total Rooms:	162
Property Management:	Shaner Hotel Holdings Limited Partnership
Underwritten NOI:	$6,687,516
Underwritten NCF:	$5,929,412
Appraised Value:	$89,500,000
Appraisal Date:	June 1, 2022

Historical NOI(5)
Most Recent NOI:	$6,598,216 (T-12 May 31, 2022)
2021 NOI:	$4,433,779 (December 31, 2021)
2020 NOI:	NAV
2019 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	80.7% (May 31, 2022)
2021 Occupancy:	77.9% (December 31, 2021)
2020 Occupancy:	51.6% (December 31, 2020)
2019 Occupancy:	65.5% (December 31, 2019)

Financial Information(1)(2)
Tranche	Cut-off Date Balance	Balance per Room Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$27,500,000
Pari Passu Notes	$30,000,000
Whole Loan	$57,500,000	$354,938 / $313,840	50.8% / 43.4%	1.63x / 1.45x	14.7% / 13.0%	17.2% / 15.3%
(1)	The Art Ovation Hotel Loan (as defined below) is part of a whole loan evidenced by four pari passu notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $57,500,000.
(2)	The financial information in the chart above reflects the Art Ovation Hotel Whole Loan (as defined below). In addition, LTV Cut-off/ Balloon, U/W Debt Yields NOI / NCF and U/W Debt Yields at Balloon NOI / NCF calculations are based on the $45,500,000 Cut-off Date Balance of the Art Ovation Hotel Whole Loan (excluding the $12,000,000 holdback reserve). The LTV Cut-off / Balloon, U/W Debt Yields NOI / NCF and U/W Debt Yields at Balloon NOI / NCF (including the $12,000,000 holdback reserve), are 64.2%, 56.8%, 11.6%, and 10.3%, 13.2% and 11.7% respectively.
(3)	See “Initial and Ongoing Reserves” herein. Other reserves include a performance reserve holdback of $12,000,000 and a springing PIP reserve.
(4)	Defeasance of the Art Ovation Hotel Whole Loan is permitted at any time after the earlier to occur of (a) two-years from the closing date of the securitization of the last promissory note representing a portion of the Art Ovation Hotel Whole Loan to be securitized and (b) July 14, 2025. The assumed defeasance lockout period of 27 payments is based on the expected closing date of this transaction in November 2022.
(5)	Historical NOI for 2019 and 2020 are not available due to the Art Ovation Hotel Property opening in 2018 and continuing to stabilize in 2019 and 2020.

The Loan.  The Art Ovation mortgage loan (the “Art Ovation Hotel Loan”) is part of a whole loan (the “Art Ovation Hotel Whole Loan”) evidenced by four pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $57,500,000. The Art Ovation Hotel Whole Loan is secured by a first deed of trust encumbering the borrower’s fee interest in a 162-room hotel located in Sarasota, Florida (the “Art Ovation Hotel Property”). The Art Ovation Hotel Loan, which is evidenced by the controlling Note A-3 and non-controlling Note A-2, has an outstanding principal balance as of the Cut-off Date of $27,500,000 and represents approximately 3.8% of the Initial Pool Balance.

The Art Ovation Hotel Whole Loan has an original term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Art Ovation Hotel Whole Loan is structured with a two-year interest only period and will then amortize on a 30-year schedule. The Art Ovation Hotel Whole Loan accrues interest at a rate of 5.90000% per annum. The proceeds of the Art Ovation Hotel Whole Loan were used to pay off approximately $29,600,000 of existing debt, return equity to the borrower sponsor, pay origination costs and fund upfront reserves.

The table below summarizes the promissory notes that comprise the Art Ovation Hotel Whole Loan. The relationship between the holders of the Art Ovation Hotel Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
96

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%
Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$10,000,000	$10,000,000	BMO 2022-C3	No
A-2	7,500,000	7,500,000	3650R 2022-PF2	No
A-3	20,000,000	20,000,000	3650R 2022-PF2	Yes
A-4	20,000,000	20,000,000	3650 REIT(1)	No
Total	$57,500,000	$57,500,000
(1)	Notes held by lenders are expected to be contributed to one or more future securitizations or may otherwise be transferred at any time.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Tot	al
Whole Loan	$57,500,000	100.0%	Loan Payoff	$29,563,222	51.4%
			Principal Equity Distribution	14,999,610	26.1
			Reserves	12,269,732	21.3
			Closing Costs	667,436	1.2
Total Sources	$57,500,000	100.0%	Total Uses	$57,500,000	100.0%

The Borrower and the Borrower Sponsor. The borrower, Palm Avenue Hospitality Holdings, LLC, is a single purpose Florida limited liability company structured to be a bankruptcy-remote entity, with one independent director in its organizational structure. The non-recourse carveout guarantor is Prime Hospitality Group, LLC, and the borrower sponsor is Prime Hospitality Group III, LLC, a Florida limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Art Ovation Whole Loan. The borrower sponsor is a repeat 3650 REIT borrower sponsor, with its existing 3650 REIT loans having stayed current on debt service payments (without forbearance or modification) since origination. The borrower is affiliated with the borrower of the Icon One Daytona mortgage loan, which is also included in the 3650R 2022-PF2 transaction.

Prime Group is a private, vertically integrated, real estate construction, development, and management company based in Hollywood, Florida. Prime Group’s affiliates include Prime Homebuilders, Prime Construction, PMG Asset Management, Prime Hospitality Group, and Prime Design Group. Prime Group was founded in 1987 by Fred Abbo (President and Chairman) as a residential construction company and is now run by his son, Larry Abbo. Larry Abbo oversees Prime Group’s existing real estate portfolio and upcoming construction.

The Property. The Art Ovation Hotel Property is an eight-story, 162-room full-service Autograph Collection by Marriott hotel that opened in 2018 and is situated on a 1.05-acre site located in Sarasota, Florida. Amenities and facilities at the Art Ovation Hotel Property include a 171-seat Overture Restaurant & Gallery Lounge, 43-seat Perspective Rooftop Pool Bar, an outdoor pool, business center, fitness center, and 6,109 sq. ft. of meeting space. The Overture Restaurant & Gallery Lounge provides daily breakfast, lunch, and dinner located on the ground level of the Art Ovation Hotel Property and the Perspective Rooftop Pool Bar is located on the rooftop adjacent to the outdoor rooftop swimming pool. In addition, the Art Ovation Hotel Property features a sundry shop located in the lobby adjacent to the entrance and registration desk. Standard guestroom amenities include a work area, nightstand, dresser, sofa chair, flat screen television, internet, iron and ironing board, and coffee maker. The guestroom HVAC consists of VTAC (Vertical Terminal) units. Guestrooms include a mix of 96 King rooms, 64 Queen/Queen rooms and two suites. The improvements feature concrete construction with exterior insulation and finish system exterior walls. Heating and cooling are provided by a central system. The Art Ovation Hotel Property features three passenger elevators and a service/freight elevator.

The Art Ovation Hotel Property suffered no observable damage and, according to the manager of the Art Ovation Hotel Property, any storm damage from Hurricane Ian.

Historical Occupancy, ADR, RevPAR(1)
	Art Ovation Hotel(2)			Competitive Set(2)			Penetration Factor(3)
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2019	65.5%	$178.56	$116.98	66.5%	$178.41	$118.57	98.5%	100.1%	98.7%
2020	51.6%	$166.21	$85.77	49.4%	$170.42	$84.11	104.5%	97.5%	102.0%
2021	77.9%	$204.67	$159.45	69.7%	$206.96	$144.29	111.8%	98.9%	110.5%
TTM Apr 2022	80.8%	$245.80	$198.51	73.0%	$240.33	$175.45	110.6%	102.3%	113.1%
(1)	The variances between the underwriting, the hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the Art Ovation Hotel Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Art Ovation Hotel Property and the competitive set are based on STR reports.
(3)	Penetration Factor is calculated based on STR reports.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
97

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%

Environmental Matters. According to the Phase I environmental report dated June 14, 2022, there are no recognized environmental conditions or recommendations of further action at the Art Ovation Hotel Property.

The Market. The Art Ovation Hotel Property is located in Sarasota, Florida and forms part of the North Port-Sarasota-Bradenton, Florida metropolitan statistical area (the “Sarasota MSA”). Major employers in the Sarasota MSA include Publix Super Markets, Inc. (5,777 employees), Sarasota Memorial Health Care System (4,619 employees), Bealls Inc. (2,336 employees), PGT Industries (1,835 employees), Manatee Memorial Hospital (1,651 employees), Blake Medical Center (1,471 employees) and Bon Secours Venice Hospital (1,428 employees).

Per the appraisal, the Sarasota MSA is comprised of mixed use developments including low rise commercial and office buildings, residential buildings, and retail shops. The major thoroughfare through Sarasota is Interstate 75, a north-south turnpike that begins at its southern terminus in Miami Lakes, Florida, and continues 470 miles to its northern terminus in Valdosta, Georgia. Sarasota-Bradenton International Airport is the primary airport utilized for travelers to Sarasota with over 1.3 million passengers per year. Tourism is Florida’s largest industry, accounting for approximately 1.4 million jobs. Sarasota offers a range of tourist attractions and cultural institutions, including, among other things, beaches and harbors, performing art centers, and theaters. Other attractions include The Ed Smith Stadium, which is home of the Baltimore Orioles’ Spring Training, Twin Lakes Park, and Downtown Sarasota. There is a large art scene located in downtown Sarasota with various art galleries, museums, music festivals, and artisan boutiques. Nearby training venues include the Ed Smith Stadium, an 8,500-seat stadium located approximately nine miles northwest of the Art Ovation Hotel Property. Twin Lakes Park is a 123-acre park which serves as a training base for minor league baseball teams. Twin Lakes Park features 11 baseball fields, a football field, picnic shelter, playground, two soccer fields, two tennis courts, a walking train, and three ponds. In addition, Sarasota is home to Nathan Benderson Park, which is a 600-acre community park with a 2,000-meter spring rowing course and regatta center. The facility has recently completed a $40 million redevelopment and holds championship, professional, and recreational rowing events.

The primary competitive set for the Art Ovation Hotel Property consists of eight hotels, which range in size from 89 to 294 rooms, and collectively contain an aggregate of 1,388 rooms.

Primary Competitive Set(1)
				Estimated 2019(2)
Property	Location	Year Built	No. of Rooms	Occupancy	ADR	RevPAR
Art Ovation Hotel	Sarasota, FL	2018	162	65.5%	$178.56	$116.98
Hyatt Regency Sarasota	Sarasota, FL	1975	294	60% - 65%	$180 - $190	$105 - $115
Lido Beach Resort	Sarasota, FL	2005	222	65% - 70%	$205 - $215	$130 - $140
Hotel Indigo Sarasota	Sarasota, FL	2006	95	70% - 75%	$190 - $200	$140 - $150
Hyatt Place Sarasota Bradenton Airport	Sarasota, FL	2008	114	65% - 70%	$155 - $165	$105 - $115
Aloft Hotel Sarasota	Sarasota, FL	2016	139	75% - 80%	$135 - $145	$100 - $110
Westin Sarasota	Sarasota, FL	2017	255	65% - 70%	$180 - $190	$125 - $135
Embassy Suites by Hilton Sarasota	Sarasota, FL	2018	180	65% - 70%	$160 - $170	$105 - $115
The Sarasota Modern, a Tribute Portfolio Hotel	Sarasota, FL	2018	89	50% - 55%	$155 - $165	$75 - $85
(1)	The variances between the underwriting, the hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the Art Ovation Hotel Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Source: Appraisal. 2020 and 2021 were excluded due to the COVID-19 pandemic.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
98

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2021	T-12 5/31/2022	U/W	U/W per Room	(2)
Occupancy	77.9%	80.7%	80.7%
ADR	$202.96	$249.67	$249.67
RevPAR	$158.12	$201.38	$201.38

Room Revenue	$9,349,468	$11,907,358	$11,907,358	$73,502
F&B Revenue(3)	4,161,078	5,012,034	5,012,034	30,938
Other Revenue	1,820,415	2,033,220	2,033,220	12,551
Total Revenue	$15,330,961	$18,952,612	$18,952,612	$116,991
Departmental Expenses	5,510,418	6,333,665	6,318,341	39,002
Undistributed Expenses	4,480,173	5,142,073	5,011,732	30,937
Gross Operating Profit	$5,340,370	$7,476,874	$7,622,539	$47,053
Property Taxes	345,257	312,264	395,607	2,442
Property Insurance	332,254	368,282	341,303	2,107
Lease Expense	229,080	198,112	198,112	1,223
Total Fixed Expenses	$906,591	$878,658	$935,022	$5,772
Net Operating Income	$4,433,779	$6,598,216	$6,687,516	$41,281
FF&E	613,238	758,104	758,104	4,680
Net Cash Flow	$3,820,541	$5,840,112	$5,929,412	$36,601
(1)	Historical NOI for 2019 and 2020 are not available due to the Art Ovation Hotel Property opening in 2018 and continuing to stabilize in 2019 and 2020.
(2)	Based on 162 rooms.
(3)	26.4% of U/W Revenue is attributable to F&B Revenue.

Property Management. The Art Ovation Hotel Property is managed by Shaner Hotel Holdings Limited Partnership, a Delaware limited partnership.

Lockbox / Cash Management.    The Art Ovation Hotel Whole Loan is structured with a hard lockbox and springing cash management. At origination, the borrower was required to direct each applicable credit card company to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Art Ovation Hotel Property and all other money received by the borrower or the property manager with respect to the Art Ovation Hotel Property to be deposited into the lockbox account within three business days of receipt. On a daily basis during the continuance of a Cash Trap Event Period (as defined below), all amounts in the lockbox account are required to be remitted to the cash management account. To the extent no Cash Trap Event Period is continuing, all funds in the lockbox account are required to be transferred to the borrower’s operating account.

A “Cash Trap Event Period” means a period commencing upon the earlier of (i) the occurrence and continuance of an event of default under the Art Ovation Hotel Whole Loan documents, (ii) the debt service coverage ratio being less than 1.10x, (iii) the delivery of notice by the franchisor of any breach or default by the borrower under the franchise agreement which, with the passage of time and/or delivery of notice, permits the franchisor to terminate or cancel the franchise agreement, (iv) the date which is 18 whole calendar months prior to the expiration of the franchise agreement; (v) the franchisor implementing a new property improvement plan (“PIP”) (unless, within 30 days thereafter, the borrower deposits with the lender 115% of the sum required to pay for such PIP, as determined by the lender), and (vi) the cancellation, termination or surrender of the franchise agreement without the lender’s prior written consent, which such Cash Trap Event Period will expire (a) with regard to any Cash Trap Event Period commenced in connection with clause (i) above, upon the lender’s acceptance of the cure (if applicable) of such event of default, (b) with regard to any Cash Trap Event Period commenced in connection with clause (ii) above, upon the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters, (c) with regard to any Cash Trap Event Period commenced in connection with clause (iii) above, upon the date on which the lender receives satisfactory evidence that the subject default has been cured and such cure has been accepted by the franchisor, (d) with regard to any Cash Trap Event Period commenced in connection with clause (v) above, upon the date on which the borrower deposits with the lender 115% of the sum required to pay for such PIP, as determined by the lender, in accordance with the terms and conditions of the Art Ovation Hotel Whole Loan documents, or (e) with regard to any Cash Trap Event Period commenced in connection with clauses (iii), (iv) or (vi) above, upon the date on which the borrower has (i) either (x) entered into a replacement franchise agreement with a qualified franchisor or (y) delivered to the lender evidence reasonably satisfactory to the lender that the franchisor has renewed or extended the franchise agreement pursuant to a renewal or extension agreement on terms reasonably acceptable to the lender, for a term of not less than three years past the maturity date of the Art Ovation Hotel Whole Loan, and otherwise in form and substance and upon terms reasonably acceptable to the lender and (ii) delivered to the lender an estoppel certificate or comfort letter satisfactory to the lender in its sole discretion from the franchisor or the qualified franchisor under a replacement franchise agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
99

1255 North Palm Avenue Sarasota, FL 34236	Collateral Asset Summary – Loan No. 8 Art Ovation Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 50.8% 1.45x 14.7%

Initial and Ongoing Reserves.     At loan origination, the borrower deposited (i) approximately $269,732 into a real estate tax reserve, and (ii) $12,000,000 into a performance reserve.

Real Estate Taxes Reserves - On each monthly due date, the borrower is required to deposit an amount equal to 1/12 of the estimated annual real estate taxes into the tax reserve account, which is estimated to be $30,525.

Insurance Reserves - On each monthly due date, the borrower is required to deposit an amount equal to 1/12 of the estimated annual insurance premiums, unless the borrower maintains a blanket policy in accordance with the Art Ovation Hotel Whole Loan documents.

FF&E Reserve - On each monthly due date, the borrower is required to deposit an amount equal to 1/12 of 4.0% of the total annual revenue, which is estimated approximately to be $51,103 into an FF&E reserve.

Performance Reserve Funds - At loan origination, the borrower deposited $12,000,000 into a performance reserve subaccount as additional collateral for the Art Ovation Hotel Whole Loan. Provided no event of default has occurred and is continuing, the lender will be required to disburse the performance reserve funds to the borrower upon satisfaction of the terms and conditions set forth in the Art Ovation Hotel Whole Loan documents.

PIP Reserve - In the event that any PIP is imposed by the franchisor pursuant to the franchise agreement, within 30 days after notice from the lender, the borrower will be required to deposit with the lender an amount equal to 115% of the sum required to pay for such PIP, as reasonably determined by the lender.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Releases. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
100

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
101

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
102

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Refinance
Borrower Sponsors:	Farshad T. Shooshani and Farzad Shooshani
Borrower:	GWP-Northridge Grove Shopping Center, a California limited partnership
Original Balance:	$25,000,000
Cut-off Date Balance:	$25,000,000
% by Initial UPB:	3.4%
Interest Rate:	5.51000%
Payment Date:	5th of each month
First Payment Date:	November 5, 2022
Maturity Date:	October 5, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(25),D(90),O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly	Cap
Taxes:	$270,025	$37,095	NAP
Insurance:	$0	Springing	NAP
Replacement Reserves:	$0	$2,626	$200,000
TI/LC:	$0	$12,503	$150,000
Outstanding TI/LC Reserve:	$143,546	$0	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee
Location:	Northridge, CA
Year Built / Renovated:	1973, 1975-1977, 1995 / 2007
Total Sq. Ft.:	150,036
Property Management:	ETC. Real Estate Services, Inc.
Underwritten NOI:	$3,098,676
Underwritten NCF:	$2,917,132
Appraised Value:	$52,000,000
Appraisal Date:	August 18, 2022

Historical NOI
Most Recent NOI:	$2,863,146 (T-12 August 31, 2022)
2021 NOI:	$2,584,222 (December 31, 2021)
2020 NOI:	$2,624,994 (December 31, 2020)
2019 NOI	$2,966,700 (December 31, 2019)

Historical Occupancy
Most Recent Occupancy:	92.0% (September 1, 2022)
2021 Occupancy:	88.0% (December 31, 2021)
2020 Occupancy:	89.0% (December 31, 2020)
2019 Occupancy:	100.0% (December 31, 2019)

Financial Information
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$25,000,000	$167 / $167	48.1% / 48.1%	2.22x / 2.09x	12.4% / 11.7%	12.4% / 11.7%
(1)	See “Initial and Ongoing Reserves” herein.

The Loan. The mortgage loan (the “Grove Northridge Loan”) is secured by the borrower’s fee interest in a 150,036 sq. ft. retail property located in Northridge, California (“Grove Northridge Property”). The Grove Northridge Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $25,000,000 and represents approximately 3.4% of the Initial Pool Balance. The Grove Northridge Loan has a 120-month term, with 119 months remaining as of the Cut-off Date. The Grove Northridge Loan is interest-only for its entire term and accrues interest at the rate of 5.51000% per annum.

The proceeds of the Grove Northridge Loan were primarily used to refinance the Grove Northridge Property, pay origination costs, fund upfront reserves and return equity to the borrower sponsor.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of To	tal
Loan Amount	$25,000,000	100.0%	Loan Payoff	$22,699,512	90.8%
			Return of Equity	1,510,300	6.0
			Upfront Reserves	413,571	1.7
			Closing Costs	376,617	1.5
Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%

The Borrower and the Borrower Sponsors. The borrower is GWP-Northridge Grove Shopping Center, a California limited partnership. The borrower is structured to be a single purpose bankruptcy-remote entity, having one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Grove Northridge Loan. The borrower sponsors are Farshad T. Shooshani and Farzad Shooshani and the non-recourse carveout guarantors are Farshad T. Shooshani and Farzad Shooshani, as Co-Trustees of The Said Shooshani Irrevocable Grantor Trust U/D/T dated November 9, 2012, and Farshad T. Shooshani and Farzad Shooshani, as Co-Trustees of The Homa Shooshani Irrevocable Grantor Trust U/D/T dated November 9, 2012. Farshad T. Shooshani and Farzad Shooshani collectively own and manage approximately 1 million sq. ft. of real estate consisting mainly of large regional and local shopping centers, including Centerpoint Mall (Oxnard, CA), the Grove Northridge Property (Northridge, CA), Hollywest Promenade (Los Angeles, CA), and Venice Crossroads (Los Angeles, CA). The borrower sponsors acquired the Grove Northridge Property in April 1996. The borrower sponsors are repeat 3650 REIT borrower sponsors, with their existing 3650 REIT loans having stayed current on debt service payments (without forbearance or modification) since origination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
103

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

The Property. The Grove Northridge Property is a multi-tenant neighborhood shopping center consisting of three, one-story buildings located on the southeast quadrant of Tampa Avenue and Nordhoff Street in the community of Northridge, Los Angeles County, California. Originally built in phases between 1973 and 1995 and most recently renovated in 2007, the Grove Northridge Property consists of three total buildings containing 150,036 total sq. ft. of gross leasable area situated on a 9.373-acre site. The Grove Northridge Property is comprised of a primarily L-shaped anchor/in-line shop building, two multi-tenant pad shop buildings, and a freestanding pad sit-down restaurant building. The improvements feature a concrete slab foundation with masonry and wood frame walls. Anchors have terra-cotta shingle covered pitched roofs or awnings. Interior finishes consist of vinyl tile over concrete flooring, textured and painted sheetrock walls and a combination of textured and painted sheetrock and suspended acoustical tile ceilings. The Grove Northridge Property has 570 surface parking spaces, including reserved handicapped spaces at a parking ratio of approximately 3.8 spaces per 1,000 sq. ft. of NRA. The Grove Northridge Property’s tenant mix includes national/regional retailers including Big Lots, David’s Bridal, Dollar Tree, IHOP, FedEx and Bank of America.

The largest tenant, Big Lots (26,860 sq. ft.; 17.9% of NRA; 12.5% of U/W Base Rent), founded in 1967 and headquartered in Columbus, Ohio, operates as a retailer in the United States. Big Lots offers products under various merchandising categories, such as Food (beverage and grocery, specialty foods and pet departments), Consumables (health, beauty and cosmetics; plastics, and chemical departments), Soft Home (home decor, frames, fashion bedding, utility bedding, decorative textiles and area rugs departments), Hard Home (small appliances, tabletop, food preparation, stationery, home maintenance, home organization and toys departments), Furniture (upholstery, mattress, ready-to-assemble and case goods departments), Seasonal (lawn and garden, summer, Christmas and other holiday departments), and Apparel, Electronics, & Other (jewelry, hosiery and candy and snacks departments). As of January 2022, Big Lots operated 1,431 stores in 47 states, and an e-commerce platform. Big Lots has been an occupant at the Grove Northridge Property since February 2013 on gross basis and has a lease expiration in January 2033 with two, five-year extension options remaining. Big Lots has no termination or contraction options throughout the term of the lease.

The second largest tenant, David's Bridal (11,800 sq. ft.; 7.9% of NRA; 4.0% of U/W Base Rent) is a clothier in the United States that specializes in wedding dresses, prom gowns, and other formal wear. David’s Bridal currently has over 300 locations across the United States, Canada, and the United Kingdom, as well as franchise locations in Mexico. David’s Bridal has been in business for over 70 years and has dressed more than 35 million brides, bridesmaids, mothers, and grandmothers of brides and grooms. David's Bridal has been a tenant at the Grove Northridge Property since February 2000 on modified gross basis and has one, five-year extension options remaining. David’s Bridal signed a five-year extension option in September of 2021.

The third largest tenant, Dollar Tree (NASDAQ: DLTR) (9,072 sq. ft.; 6.0% of NRA; 4.9% of U/W Base Rent; rated Baa2/BBB by Moody’s/S&P), operates discount variety retail stores. Dollar Tree Store operates through two segments, Dollar Tree and Family Dollar. The Dollar Tree segment offers merchandise at the fixed price of $1.25. The Dollar Tree segment operates 7,001 stores under the Dollar Tree and Dollar Tree Canada brands, as well as 12 distribution centers in the United States and two in Canada; and a store support center in Chesapeake, Virginia. The Family Dollar segment operates stores under the Family Dollar brand; and 11 distribution centers, as well as a store support center in Matthews, North Carolina. Dollar Tree was founded in 1986 and is headquartered in Chesapeake, Virginia. As of February 2020, Dollar Tree had 15,288 locations within North America. Dollar Tree has been an occupant at the Grove Northridge Property since November 2012 on gross basis and has a lease expiration in January 2028 with two five-year extension options remaining. Dollar Tree signed its second five-year extension option in 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
104

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

The following table presents certain information relating to the tenants at the Grove Northridge Property:

Tenant Summary(1)(2)
Tenant	Credit Rating (Moody’s/Fitch/S&P)(3)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
Big Lots	NR / NR / NR	26,860	17.9%	$16.00	12.5%	1/31/2033
David's Bridal	NR / NR / NR	11,800	7.9	$11.57	4.0	2/28/2025
Dollar Tree	Baa2 / NR / BBB	9,072	6.0	$18.57	4.9	1/31/2028
Keller Williams	NR / NR / NR	6,400	4.3	$23.64	4.4	1/26/2023
FedEx	Baa2 / NR / BBB	5,677	3.8	$30.59	5.1	10/31/2025
Bank of America	Aa2 / AA / A+	5,473	3.6	$34.85	5.6	8/31/2030
Chi-Chi's Pizza, Inc.	NR / NR / NR	5,025	3.3	$28.92	4.2	1/31/2025
IHOP	NR / NR / NR	4,754	3.2	$26.40	3.7	8/31/2030
AT&T	Baa2 / NR / BBB	4,553	3.0	$33.00	4.4	8/31/2023
Banfield Medical Hospital	NR / NR / NR	4,400	2.9	$27.00	3.5	11/28/2024
Ten Largest Tenants		84,014	56.0%	$21.31	52.1%
Remaining Occupied		54,025	36.0	$30.47	47.9
Total Occupied		138,039	92.0%	$24.89	100.0%
Vacant		11,997	8.0
Total / Wtd. Avg.		150,036	100.0%
(1)	Based on the underwritten rent roll dated September 1, 2022.
(2)	The borrower sponsors signed a lease for 9,600 sq. ft. with Japanese grocer, Mitsuwa Corporation (“Mitsuwa”), which is projected to take occupancy and begin paying rent of $21.75 per sq. ft. on January 10, 2023. Mitsuwa will backfill the space formerly occupied by Pier 1 Imports, which filed bankruptcy in 2020. Mitsuwa is presently in possession of its space, however, the lender is not including the Mitsuwa rent in its underwriting. Mitsuwa operates 11 stores, including seven throughout California. We cannot assure you that Mitsuwa will take occupancy or begin paying rent as expected or at all.
(3)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

Lease Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	1,324	0.9%	1,324	0.9%	$58.55	2.3%	2.3%
2022	0	0	0.0	1,324	0.9%	$0.00	0.0	2.3%
2023	3	15,353	10.2	16,677	11.1%	$25.53	11.4	13.7%
2024	4	14,083	9.4	30,760	20.5%	$29.26	12.0	25.7%
2025	8	34,632	23.1	65,392	43.6%	$21.75	21.9	47.6%
2026	7	10,491	7.0	75,883	50.6%	$36.79	11.2	58.8%
2027	9	12,037	8.0	87,920	58.6%	$32.32	11.3	70.1%
2028	2	13,032	8.7	100,952	67.3%	$21.50	8.2	78.3%
2029	0	0	0.0	100,952	67.3%	$0.00	0.0	78.3%
2030	2	10,227	6.8	111,179	74.1%	$30.92	9.2	87.5%
2031	0	0	0.0	111,179	74.1%	$0.00	0.0	87.5%
2032	0	0	0.0	111,179	74.1%	$0.00	0.0	87.5%
2033 & Thereafter	1	26,860	17.9	138,039	92.0%	$16.00	12.5	100.0%
Vacant	NAP	11,997	8.0	150,036	100.0%	NAP	NAP .	NAP
Total / Wtd. Avg.	37	150,036	100.0%			$24.89	100.0%
(1)	Based on the underwritten rent roll dated September 1, 2022.
(2)	Lease Rollover Schedule is based on the lease expiration dates of all direct leases in place.
(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

Environmental Matters. According to a Phase I environmental report dated August 29, 2022, there is evidence of a recognized environmental condition at the Grove Northridge Property in connection with soil, soil-vapor and groundwater impacts, including tetrachloroethylene, from an underground storage tank related to a previous dry-cleaning tenant operating at the Grove Northridge Property between 1990 and 2012. An environmental insurance policy is in place with limits of $2,000,000 per claim, in the aggregate. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for additional information.

The Market. The Grove Northridge Property is located in Los Angeles County, Los Angeles, California, which has a 2022 population of over 9.9 million, average household income of $119,793 and a median household income of $81,426. Over the next five years, median household income is expected to increase by 23.3%, or $3,800 per annum. According to a third-party market research report, the area includes a total of 4,524,415 employees.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
105

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

The Grove Northridge Property is located in the city of Los Angeles community of Northridge in the western portion of the San Fernando Valley. Northridge is bounded by the communities of Granada Hills and Porter Ranch to the north, the communities of Mission Hills and Panorama City to the east, the community of Reseda to the south, and the communities of Chatsworth and Porter Ranch to the west. Primary north/south thoroughfares in Northridge include Tampa Avenue, Reseda Boulevard, and Balboa Boulevard. Tampa Avenue is a north/south street at the Grove Northridge Property, which has a dedicated width of 100 feet and is improved with three lanes of traffic in each direction, with daily traffic averaging 40,435 vehicles per day. Nordhoff Street is an east/west street at the Grove Northridge Property, which has a dedicated width of 100 feet and is improved with three lanes of traffic in each direction, with daily traffic averaging 32,925 vehicles per day.

According to a third-party marketing research report, as of the second quarter of 2022, the Los Angeles - CA retail market, had an inventory of 444,786,694 sq. ft., with 421,819,008 sq. ft. of occupied space indicating an occupancy rate of 94.8%. The asking rental rate in the market stood at $34.90 per sq. ft., an increase of 0.8% from $34.61 per sq. ft. as of the first quarter of 2022. As of the second quarter of 2022, the Western San Fernando Valley retail submarket consists of approximately 17,592,001 sq. ft. of retail space, representing approximately 4.0% of the overall market inventory, with 16,641,913 of occupied retail space (including sublet space), resulting in an occupancy rate of 94.6%. The submarket achieved an average asking rent of $30.15 per sq. ft., triple net, an increase from the previous quarter’s asking rent of $29.81 per sq. ft.

According to the appraisal, the 2022 population, population growth from 2010-2022 and the 2022 average household income are presented in the chart below:

	1 Mile Radius	3 Mile Radius	5 Mile Radius
Population	20,184	222,172	532,698
Population Growth	5.90%	2.24%	3.12%
Average Household Income	$115,977	$117,727	$122,112

The appraiser identified seven comparable retail leases with rents ranging from $19.80 to $48.36 per sq. ft. Based on the identified lease comparables, the appraiser concluded market rents between $22.20 per sq. ft. to $39.00 per sq. ft. triple net, which is within the appraiser’s range.

The following table presents information relating to retail rentals for the Grove Northridge Property:

Retail Lease Comparables(1)
Property	Address	Year Built	Building Size (Sq. Ft.)	Tenant Name	Size (Sq. Ft.)	Lease Start Date	Lease Term	Rent Per Sq. Ft.
Grove Northridge	8940-9080 Tampa Avenue Northridge, CA	1973, 1975-1977, 1995	150,036(2)	Various	Various	Various	Various	$23.97(2)
Nordhoff Tampa Plaza	19350 Nordhoff Way, Northridge, CA	1972	254,750	Five Below	15,800	Jul-22	120	$24.00
Northridge Promenade	19510-19530 Nordhoff Place, Northridge, CA	1984	90,344	Music Lab	1,300	Mar-22	36	$30.00
Northridge Place	8930-8968 Corbin Avenue, Northridge, CA	1981	35,312	Retail Tenant	7,017	Jul-19	60	$19.80
Northridge Plaza	8742-8876 Corbin Avenue, Northridge, CA	1980	232,016	Western Dental & Orthodontics	4,000	Aug-21	120	$33.00
Price Plaza	8800-8870 N. Tampa Avenue, Northridge, CA	1991	176,977	Retail Tenant	1,132	Aug-19	36	$48.00
Northridge University Plaza	9100-9150 Reseda Boulevard, Northridge, CA	1962	120,122	Lumberjack Axe	5,500	Apr-20	120	$33.00
Devonshire Reseda Shopping Center	18505-18711 Devonshire Street, Northridge, CA	1969	180,111	Xevichez Sushi Bar	1,400	Jan-21	60	$48.36
Avg. / Wtd. Avg.(3)		1977	155,662		5,902		100	$27.46
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated September 1, 2022.
(3)	Avg. / Wtd. Avg. excludes the Grove Northridge Property.

The appraiser identified 11 comparable big box (anchor and sub-anchor) leases with a focus towards the San Fernando Valley and Ventura County regions. The comparables range in size from 9,891 to 26,674 sq. ft. and exhibit lease durations ranging from 5 to 10 years. The comparables exhibit a range in rents from $1.00 to $2.08 per sq. ft. per month ($12.00 to $25.00 per sq. ft. per year), triple net, with a weighted average of $1.58 per sq. ft. per month ($18.93 per sq. ft. per year). Based on the identified lease comparables, the appraiser concluded market rents of $15.00 per sq. ft. for the anchor spaces. The appraiser concluded $18.00 per sq. ft. and $21.00 per sq. ft. for the sub-anchor spaces.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
106

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%
Big Box (Anchors & Sub-anchors) Lease Comparables(1)
Property	City	Tenant	Lease Area (Sq. Ft.)	Lease Date	Lease Term (Yrs.)	Base Rent Per Sq. Ft.	TI Per Sq. Ft.	Exp. Rec
Grove Northridge	Northridge	Various	Various	Various	Various	$11.57 - $21.75(2)	NAV	NNN
1720-1741 Ventura Blvd	Oxnard	Guitar Center	14,000	Dec-20	10	$18.96	$10.00	NNN
18515-18711 Devonshire Street	Northridge	REI	17,175	Sep-20	10	$21.00	NAV	NNN
Lemon Grove Plaza	Oxnard	Family Dollar	10,500	Nov-19	10	$12.00	NAV	NNN
Camarillo Town Center	Camarillo	Michaels	26,674	Aug-19	10	$15.50	$5.00	NNN
Esplanade Shopping Center	Oxnard	Five Below	13,303	Aug-18	10	$15.96	$50.00	NNN
Conejo Valley Plaza	Thousand Oaks	Tuesday Morning	14,347	May-18	5	$20.76	NAV	NNN
Porter Ranch Town Center	Northridge	Five Below	9,891	Apr-18	10	$25.00	$13.03	NNN
Westridge Plaza	Canoga Park	Dollar Tree	10,260	Mar-18	5	$17.50	NAV	NNN
Vineyards at Porter Ranch	Porter Ranch	Nordstrom Rack	25,003	Mar-18	10	$24.00	$50.00	NNN
Marketplace At Oxnard	Oxnard	Restoration Hardware	23,580	Aug-17	5	$13.40	NAV	NNN
Conejo Valley Plaza	Thousand Oaks	TJ Maxx	25,788	May-17	10	$22.80	NAV	NNN
Avg. / Wtd. Avg.(3)			17,320		9	$18.93
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated September 1, 2022.
(3)	Avg. / Wtd. Avg. excludes the Grove Northridge Property.

The appraiser identified six recent bank branch retail leases with a focus towards the San Fernando Valley and Ventura County regions. The comparables range in size from 3,287 to 8,984 sq. ft. and exhibit lease durations ranging from 2 to 10 years. The comparables exhibit a range in rents from $2.00 to $3.60 per sq. ft. per month ($24.00 to $43.18 per sq. ft. per year), triple net, with a weighted average of $2.73 per sq. ft. per month ($32.78 per sq. ft. per year). Based on the identified lease comparables, the appraiser concluded market rents of $36.00 per sq. ft. for bank branch space.

Bank Branches Lease Comparables(1)
Property	City	Tenant	Lease Area (Sq. Ft.)	Lease Date	Lease Term (mo.)	Base Rent Per Sq. Ft.	Exp. Rec
Grove Northridge	Northridge	Bank of America(2)	5,473(2)	Sep-95(2)	419(2)	$34.85(2)	NNN
3555 E. Foothill Blvd.	Pasadena	Bank of America (Renewal)	7,922	Feb-19	120	$43.18	NNN
Mission Bell Plaza	Moorpark	Wells Fargo (renewal)	3,500	Sep-18	60	$24.00	NNN
1150 Paseo Camarillo	Camarillo	Pacific Western Bank	8,984	Feb-17	120	$25.80	NNN
2170 Newbury Road	Newbury Park	Citibank	5,816	Feb-16	24	$40.66	NNN
Balboa-Mission Shopping Center	Granada Hills	Wells Fargo	3,287	Mar-15	60	$34.80	NNN
Burbank Civic Plaza	Burbank	Wells Fargo	6,612	Jan-15	60	$26.52	NNN
Avg. / Wtd. Avg. (3)			6,020		82	$32.78
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated September 1, 2022.
(3)	Avg. / Wtd. Avg excludes the Grove Northridge Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
107

8940-9080 Tampa Avenue Northridge, CA 91324	Collateral Asset Summary – Loan No. 9 Grove Northridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 48.1% 2.09x 12.4%

Cash Flow Analysis.

Cash Flow Analysis
	2019	2020	2021	T-12 8/31/2022	U/W(2)	U/W Per Sq. Ft.
Base Rent(1)	$3,446,326	$2,826,345	$2,890,055	$3,135,769	$3,436,215	$22.90
Vacant Income	0	0	0	0	268,725	1.79
Percentage Rent	34,924	16,036	32,967	40,048	40,048	0.27
Rent Steps	0	0	0	0	31,396	0.21
Gross Potential Rent	$3,481,250	$2,842,381	$2,923,022	$3,175,817	$3,776,385	$25.17
Total Reimbursements	1,066,363	1,007,038	1,100,545	1,358,083	1,349,714	9.00
Other Income	25	9,973	27,863	40,540	40,540	0.27
Gross Potential Income	$4,547,639	$3,859,391	$4,051,430	$4,574,441	$5,166,639	$34.44
Vacancy & Credit Loss	0	0	0	0	(268,725)	(1.79)
Effective Gross Income	$4,547,639	$3,859,391	$4,051,430	$4,574,441	$4,897,914	$32.64
Total Operating Expenses	1,580,938	$1,234,398	$1,467,208	$1,711,295	$1,799,238	$11.99
Net Operating Income	$2,966,700	$2,624,994	$2,584,222	$2,863,146	$3,098,676	$20.65
TI/LC	0	0	0	0	150,036	1.00
Capital Expenditures	0	0	0	0	31,508	0.21
Net Cash Flow	$2,966,700	$2,624,994	$2,584,222	$2,863,146	$2,917,132	$19.44
(1)	U/W Base Rent is based on the underwritten rent roll dated September 1, 2022.
(2)	The borrower sponsors signed a lease for 9,600 sq. ft. with Japanese grocer, Mitsuwa Corporation (“Mitsuwa”), which is projected to take occupancy and begin paying rent of $21,75 per sq. ft. on January 10, 2023. Mitsuwa will backfill the space formerly occupied by Pier 1 Imports, which filed bankruptcy in 2020. Mitsuwa is presently in possession of its space, however, the lender is not including the Mitsuwa rent in its underwriting. Mitsuwa operates 11 stores, including seven throughout California . We cannot assure you that Mitsuwa will take occupancy or begin paying rent as expected or at all.

Property Management. The Grove Northridge Property is managed by ETC. Real Estate Services, Inc., a California corporation.

Lockbox / Cash Management. The Grove Northridge Loan is structured with a hard lockbox and springing cash management. At origination, the borrower was required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Grove Northridge Property and all other money received by the borrower or the property manager with respect to the Grove Northridge Property to be deposited into the lockbox account within one business day of receipt. On each day during the continuance of a Cash Trap Event Period (as defined below), all amounts in the clearing account are required to be remitted to the cash management account. To the extent no Cash Trap Event Period is continuing, all funds in the lockbox account are required to be transferred to the borrower’s operating account.

A “Cash Trap Event Period” means a period commencing upon the occurrence and continuance of an event of default under the Grove Northridge Loan documents, which such Cash Trap Event Period will expire upon the lender’s acceptance of the cure (if applicable) of such event of default (provided that no other Cash Trap Event Period has occurred and is then continuing during and at the time of the expiration of such period).

Initial and Ongoing Reserves. At loan origination, the borrower deposited (i) $270,025 into a real estate tax reserve, and (ii) approximately $143,546 into an outstanding TI/LC reserve.

Tax Reserve - On each monthly due date, the borrower is required to fund a tax reserve in an amount equal to 1/12 of the real property taxes that the lender reasonably estimates will be payable during the next twelve months, which is estimated to be $37,095.

Insurance Reserve - On each monthly due date, the borrower is required to fund an insurance reserve in an amount equal to 1/12 of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof, unless the borrower maintains a blanket policy in accordance with the Grove Northridge Loan documents.

Replacement Reserve - On each monthly due date, the borrower is required to deposit approximately $2,626 into a replacement reserve, subject to a cap of $200,000.

TI/LC Reserve - On each monthly due date, the borrower is required to deposit $12,503 into a tenant improvements and leasing commissions reserve, subject to a cap of $150,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
108

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
109

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
110

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Acquisition
Borrower Sponsor:	J. Charles Hendon, Jr.
Borrower:	Hendon Germantown Village LLC
Original Balance:	$24,830,000
Cut-off Date Balance:	$24,830,000
% by Initial UPB:	3.4%
Interest Rate:	5.52500%
Payment Date:	5th of each month
First Payment Date:	October 5, 2022
Maturity Date:	September 5, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(26),D(90),O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly	Cap
Taxes:	$428,199	$56,079	NAP
Insurance:	$0	Springing	NAP
Replacement:	$463,080	$3,318	NAP
TI/LC:	$360,000	$13,936	$837,600
Deferred Maintenance:	$15,000	$0	NAP
Other(2):	$292,448	$26,000	$1,400,000

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee
Location:	Germantown, TN
Year Built / Renovated:	1975 / 2000
Total Sq. Ft.:	199,080
Property Management:	Hendon Property Management, LLC
Underwritten NOI(4):	$3,017,140
Underwritten NCF:	$2,846,097
Appraised Value(3):	$37,360,000
Appraisal Date:	June 13, 2022

Historical NOI
Most Recent NOI(4):	$2,597,354 (T-12 July 31, 2022)
2021 NOI:	$2,691,065 (December 31, 2021)
2020 NOI:	$2,601,874 (December 31, 2020)
2019 NOI:	$2,027,420 (December 31, 2019)

Historical Occupancy
Most Recent Occupancy:	90.9% (August 1, 2022)
2021 Occupancy:	89.4% (December 31, 2021)
2020 Occupancy:	86.2% (December 31, 2020)
2019 Occupancy:	90.6% (December 31, 2019)

Financial Information
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon(3)	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$24,830,000	$125 / $125	66.5% / 66.5%	2.17x / 2.05x	12.2% / 11.5%	12.2% / 11.5%
(1)	See “Initial and Ongoing Reserves” herein.
(2)	Other Reserves consists of (i) a Chase Leasing Reserve (Initial: $153,400), (ii) a Chase Free Rent Reserve (Initial: approximately $139,048) and (iii) a West Clinic Leasing Reserve (Monthly: $26,000 with a cap of $1,400,000).
(3)	The Appraised Value represents the “as-is (assuming $360,000 capital reserve)” value. The “as-is” appraised value which does not assume a capital reserve is $37,000,000, which results in a Cut-off Date LTV and Balloon LTV of 67.1% and 67.1%, respectively.
(4)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to rent steps and recent leasing including JP Morgan Chase Bank, which had a lease start date in October 2022 at $60 per sq. ft. for a 2,500 sq. ft. parcel.

The Loan. The mortgage loan (the “Germantown Village Square Loan”) is secured by the borrower’s fee interest in a 199,080 sq. ft. anchored retail property located in Germantown, Tennessee (the “Germantown Village Square Property”). The Germantown Village Square Loan is evidenced by three pari passu promissory notes with an aggregate original principal balance and aggregate outstanding principal balance as of the Cut-off Date of $24,830,000 and represents approximately 3.4% of the Initial Pool Balance.

The Germantown Village Square Loan has an initial term of 120 months, with 118 months remaining as of the Cut-off Date. The Germantown Village Square Loan is interest-only for its entire term and accrues interest at the rate of 5.52500% per annum.

The Germantown Village Square Property was acquired as a part of a 1031 exchange. The proceeds of the Germantown Village Square Loan along with borrower sponsor equity were primarily used to acquire the Germantown Village Square Property, pay closing costs and fund upfront reserves.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of T	otal
Mortgage Loan	$24,830,000	65.4%	Purchase Price	$35,518,000	93.6%
Principal's New Cash Contribution	13,117,024	34.6	Upfront Reserves	1,558,728	4.1
			Closing Costs	870,297	2.3
Total Sources	$37,947,024	100.0%	Total Uses	$37,947,024	100.0%

The Borrower and the Borrower Sponsor. The borrower is Hendon Germantown Village LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Germantown Village Square Loan. The borrower sponsor and non-recourse carveout guarantor is J. Charles Hendon, Jr., the founder and president of Hendon Properties (“Hendon”), an Atlanta-based company that was established to exclusively focus on the retail sector. Hendon is involved in all aspects of real estate brokerage and development including site selection, project budgeting, due diligence, engineering, architecture,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
111

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%

construction, and leasing. The borrower sponsor is a repeat 3650 REIT borrower sponsor, with its existing 3650 REIT loans having stayed current on debt service payments (without forbearance or modification) since origination.

The Property. The Germantown Village Square Property is a three-building retail property consisting of 199,080 sq. ft. and located within the city of Germantown, Tennessee. The Germantown Village Square Property was built in 1975 and was most recently renovated in 2000. The site encompasses approximately 12.61 acres and is located along Poplar Avenue, which has traffic volume of approximately 44,000 cars per day as of 2018, and is just south of Farmington Boulevard. The Germantown Village Square Property is adjacent to, and has direct access to, a Kroger grocery store which ranks in the top 95th percentile based on estimated visitors for the chain. The Germantown Village Square Property was 90.9% occupied as of August 1, 2022. There are a total of 26 tenants ranging in size from 968 sq. ft. to 32,338 sq. ft. under leases with remaining terms ranging from one to 221 months and contract rent ranging from $10.75 to $60.00 per sq. ft.

Major Tenants. West Clinic, PC (32,338 sq. ft.; 16.2% of NRA; 17.6% of U/W Base Rent), has been a provider of cancer care since 1979. In 2021, West Clinic, PC ran 10 clinics across Tennessee, Mississippi, and Arkansas, treating over 26,000 patients and over 2,900 surgical cases. West Clinic, PC has been a tenant at the Germantown Village Square Property since 2015 and has two, 5-year renewal options requiring 12 months’ notice, following their initial lease expiration in 2027.

The TJX Companies (24,593 sq. ft.; 12.4% of NRA; 7.3% of U/W Base Rent) is an off-price apparel and home fashion retailer in the United States and worldwide and was ranked 75 in the 2022 Fortune 500 company listing. At the end of the 2022 fiscal year, The TJX Companies had approximately 4,700 stores across nine countries and three continents, and five distinctive branded e-commerce sites. The TJX Companies operate T.J. Maxx and Marshalls (combined, Marmaxx), HomeGoods, Sierra, and HomeSense in the United States. The TJX Companies have been a tenant at the Germantown Village Square Property since 1992 and has three, five-year renewal options requiring at least a six month notice period.

DSW (15,162 sq. ft.; 7.6% of NRA; 7.4% of U/W Base Rent) is a United States branded footwear and accessories specialty retailer that first opened in 1991 and now operates more than 500 stores in 44 states. DSW’s lease commenced in September 1992 under an original five-year lease. In March 2022, DSW exercised one of their five-year renewal options for the period from 2023 to 2028 and has two, five-year renewal options remaining.

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Germantown Village Square Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
West Clinic, PC	NR/NR/NR	32,338	16.2%	$19.63	17.6%	3/31/2027
The TJX Companies	NR/A2/NR	24,593	12.4	$10.75	7.3	1/31/2028
DSW	NR/NR/NR	15,162	7.6	$17.60	7.4	1/31/2028
Old Navy	NR/NR/NR	14,224	7.1	$17.00	6.7	9/1/2028
Ulta	NR/NR/NR	11,599	5.8	$26.00	8.4	10/31/2029
Five Below	NR/NR/NR	8,525	4.3	$18.00	4.3	5/31/2029
Crye & Leike	NR/NR/NR	8,022	4.0	$15.91	3.5	6/30/2025
AutoZone	NR/NR/NR	7,314	3.7	$24.75	5.0	3/31/2041
Germantown Liquors	NR/NR/NR	5,594	2.8	$22.50	3.5	9/30/2024
McAllisters	NR/NR/NR	4,926	2.5	$23.42	3.2	7/31/2031
Ten Largest Tenants		132,297	66.5%	$18.24	66.9%
Remaining Occupied		48,731	24.5	$24.54	33.1
Total/Wtd. Avg. Occupied		181,028	90.9%	$19.93	100.0%
Vacant		18,052	9.1
Total / Wtd. Avg.		199,080	100.0%
(1)	Based on the underwritten rent roll dated August 1, 2022.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
112

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%
Lease Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	1	3,360	1.7	3,360	1.7%	$22.52	2.1	2.1%
2023	2	2,515	1.3	5,875	3.0%	$21.65	1.5	3.6%
2024	2	10,298	5.3	16,173	8.3%	$23.89	6.8	10.4%
2025	3	14,146	7.2	30,319	15.5%	$18.68	7.3	17.7%
2026	4	10,413	5.3	40,732	20.8%	$26.24	7.6	25.3%
2027	2	36,451	18.6	77,183	39.4%	$20.14	20.3	45.7%
2028	4	57,793	29.5	134,976	68.9%	$15.04	24.1	69.8%
2029	3	24,642	12.6	159,618	81.5%	$22.31	15.2	85.0%
2030	1	1,086	0.6	160,704	82.0%	$31.83	1.0	85.9%
2031	1	4,926	2.5	165,630	84.5%	$23.42	3.2	89.1%
2032	1	2,450	1.3	168,080	85.8%	$24.78	1.7	90.8%
2033 & Thereafter	2	9,814	5.0	177,894	90.8%	$33.73	9.2	100.0%
Vacant	NAP	18,052	9.2	195,946	100.0%	NAP	NAP	NAP
Total	26	195,946	100.0%			$20.28	100.0%
(1)	Based on the underwritten rent roll dated August 1, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.
(3)	Storage spaces are excluded from the Rollover Schedule.

Environmental Matters. According to a Phase I environmental assessment report dated July 1, 2022, there are no recognized environmental conditions at the Germantown Village Square Property.

The Market. The Germantown Village Square Property is located within Germantown, Shelby County, Tennessee and forms part of the Memphis metropolitan area (“Memphis MSA”). The Memphis MSA is a logistics hub with the fifth-highest share of transportation and warehousing jobs nationally. According to the appraisal, as of April 2022, the unemployment rate in the Memphis MSA was 4.4%. FedEx Corp., the United States Government, and Methodist Le Bonheur Healthcare are certain major employers in the Memphis MSA, each employing more than 10,000 people.

The area around the Germantown Village Square Property is comprised of suburban land uses, including retail, medical office, and single-family residential uses. The Germantown Village Square Property is located within seven-miles of the Tennessee-Mississippi border. Regional access to the subject neighborhood is provided by Interstates 240, 40, and 269 and US Highway 72. Since 2019, there has been very limited new retail development within the Germantown submarket. The majority of new retail developments within the Germantown submarket have consisted of single tenant, freestanding retail properties. Per third party reports, the traffic in the neighborhood is high, with a traffic volume of approximately 44,000 cars per day on Poplar Avenue.

According to the appraisal, as of the trailing four quarters ending the first quarter of 2022, the Memphis retail market had a total inventory of 91,910,381 sq. ft. with a vacancy rate of 3.5%. There was 428,684 sq. ft. of retail space completed in the trailing four quarters ending the first quarter of 2022, and the asking rental rate in the market was $12.99 per sq. ft., a rise from $12.80 per sq. ft. as of the previous quarter. Furthermore, the current construction pipeline of 710,000 sq. ft. only represents 0.8% of the Memphis MSA’s current inventory and nearly all of the space underway is preleased. As of the first quarter of 2022, the Germantown submarket had a total retail inventory of 3,051,913 sq. ft. with a vacancy rate of 2.4%. The Germantown submarket experienced a positive net absorption of 29,658 sq. ft. The first quarter of 2022 asking rental rate in the submarket was $25.85 per sq. ft., slightly below the previous quarter asking rental rate of $26.08 per sq. ft.

The Germantown Village Square Property is anchored by 24,593 sq. ft. of retail space leased to The TJX Companies. To determine an appropriate market rent for the Germantown Village Square Property anchor space, the appraiser considered the following lease comparables: The overall effective rental range is $9.50 to $13.50 per sq. ft. Given the space’s size and other features, a rent in the middle end of the range ($10.50 per sq. ft.) is most applicable to the anchor space at the Germantown Village Square Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
113

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%
Retail Anchor Space Lease Comparables(1)
Property	Address	Tenant Name(2)	Size (Sq. Ft.)(2)	Lease Start Date(2)	Lease Term (months)(2)	Rent Per Sq. Ft.(2)
Germantown Village Square	7670-7730 Poplar Avenue, Germantown, TN	The TJX Companies	24,593	Feb-13	180	$10.75
5425 W. Saginaw Highway	5425 W. Saginaw Highway, Lansing, MI	TJ Maxx	24,500	Sep-21	120	$12.00
916 South George Nigh Expressway 2	916 South George Nigh Expressway 2, McAlester, OK	TJ Maxx	21,000	Aug-21	120	$9.50
1154 Mae Street	1154 Mae Street, Hummelstown, PA	TJ Maxx	22,702	Oct-20	120	$9.90
4500 Dacoma Street	4500 Dacoma Street, Houston, TX	TJ Maxx	21,500	Jan-20	120	$13.50
Average / Wtd. Avg.(3)			22,426		120	$11.24
(1)	Source: Appraisal.
(2)	The Germantown Village Square Tenant Name, Size, Lease Start Date, Lease Term (months) and Rent Per Sq. Ft. are based on the underwritten rent roll dated August 1, 2022.
(3)	Average / Wtd. Avg. excludes the Germantown Village Square Property.

The Germantown Village Square Property includes 32,338 sq. ft. of second floor office space leased to West Clinic, PC. To determine an appropriate market rent for the Germantown Village Square Property office space, the appraiser considered the following lease comparables. The overall effective rental range is $17.50 to $24.75 per sq. ft. on NNN and full-service expense structures. Given the space’s location and quality of construction, a rent toward the lower end of the range ($18.00 per sq. ft.) is most applicable to the office spaces at the subject.

Office Space Lease Comparables(1)
Property	Address	Year Built	Building Size (Sq. Ft.)(2)	Tenant Name(2)	Size (Sq. Ft.)(2)	Lease Start Date(2)	Lease Term (months)(2)	Rent Per Sq. Ft.(2)
Germantown Village Square	7670-7730 Poplar Avenue, Germantown, TN	1975	199,080	West Clinic, PC	32,338	Apr-17	120	$19.63
Wolf River Medical Building	7205 Wolf River Boulevard, Germantown, TN	2003	47,802	Allergy & Asthma Care PLC	15,934	Jun-21	123	$24.00
767 E Brookhaven Cir E	767 East Brookhaven Circle, Memphis, TN	1987	5,776	Wogan Group	5,776	May-21	120	$24.75
Primacy III	6060 Primacy Parkway, Memphis, TN	1980	130,783	Turner Construction	1,887	Jun-20	62	$20.00
1900 Kirby Parkway	1900 Kirby Parkway, Germantown, TN	1973	19,523	NAV	1,188	Jun-22	60	$18.50
1355 Lynnfield Road - Bldg. B	1355 Lynnfield Road, Memphis, TN	1975	75,637	NAV	3,749	Jun-22	60	$17.50
Average / Wtd. Avg.(3)		1984	55,904		4,825		107	$22.80
(1)	Source: Appraisal.
(2)	The Germantown Village Square Property Building Size, Tenant Name, Size, Lease Start Date, Lease Term and Rent per Sq. Ft. are based on the underwritten rent roll dated August 1, 2022.
(3)	Average / Wtd. Avg. excludes the Germantown Village Square Property.

Cash Flow Analysis.

Cash Flow Analysis
	2019	2020	2021	T-12 7/31/2022	U/W	U/W Per Sq. Ft.
Base Rent(1)	$2,906,255	$3,190,207	$3,440,054	$3,435,462	$4,030,863	$20.25
Total Reimbursements	521,628	762,276	795,130	748,501	935,730	4.70
Other Income	0	25	7,781	2,379	0	0.00
Gross Potential Income	$3,427,883	$3,952,508	$4,242,966	$4,186,342	$4,966,593	$24.95
Vacancy/Credit Loss	0	0	0	0	(295,874)	(1.49)
Effective Gross Income	$3,427,883	$3,952,508	$4,242,966	$4,186,342	$4,670,719	$23.46
Total Expenses	$1,400,463	$1,350,634	$1,551,901	$1,588,988	$1,653,578	$8.31
Net Operating Income(2)	$2,027,420	$2,601,874	$2,691,065	$2,597,354	$3,017,140	$15.16
TI/LC(3)	0	0	0	0	131,227	0.66
Capital Expenditures	0	0	0	0	39,816	0.20
Net Cash Flow	$2,027,420	$2,601,874	$2,691,065	$2,597,354	$2,846,097	$14.30
(1)	U/W Base Rent is based on the underwritten rent roll dated August 1, 2022.
(2)	The increase from T-12 7/31/2022 Net Operating Income to U/W Net Operating Income is primarily attributable to rent steps and recent leasing. Rent increase from rent steps and recent leasing to JP Morgan Chase Bank which began in October 2022 at $60 per sq. ft. for a 2,500 sq. ft. parcel.
(3)	TI/LC includes ongoing annual reserve of $0.84 per sq. ft. and 10% of the upfront TI/LC reserve in the amount of $36,000, which is a credit.

Property Management. The Germantown Village Square Property is managed by Hendon Property Management, LLC, a Georgia limited liability company and an affiliate of the borrower.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
114

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%

Lockbox / Cash Management. The Germantown Village Square Loan documents are structured with a hard lockbox and springing cash management. At origination, the borrower was required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Germantown Village Square Property and all other money received by the borrower or the property manager with respect to the Germantown Village Square Property to be deposited into the lockbox account within one business day of receipt. On a daily basis during the continuance of a Cash Trap Event Period (as defined below), all amounts in the lockbox account are required to be remitted to the cash management account. To the extent no Cash Trap Event Period is continuing, all funds in the lockbox account are required to be transferred to the borrower’s operating account.

A “Cash Trap Event Period” will commence upon the earlier of the following: (i) the occurrence and continuance of an event of default under the Germantown Village Square Loan documents; (ii) the debt service coverage ratio being less than 1.35x, or (iii) the commencement of a Lease Sweep Period (as defined below). A Cash Trap Event Period will expire (x) with regard to any Cash Trap Event Period commenced in connection with clause (i) above, upon the lender’s acceptance of the cure (if applicable) of such event of default, (y) with regard to any Cash Trap Event Period commenced in connection with clause (ii) above, upon the date that the debt service coverage ratio is equal to or greater than 1.50x for two consecutive calendar quarters, or (z) with regard to any Cash Trap Event Period commenced in connection with clause (iii) above, upon such Lease Sweep Period having ended pursuant to the terms of the Germantown Village Square Loan documents (provided that in each instance, no other Cash Trap Event Period has occurred and is continuing during and at the time of the expiration of such period).

A “Lease Sweep Lease” means (i) The TJX Companies lease, (ii) the West Clinic, PC lease, or (iii) any renewal or replacement lease with respect to all or a portion of the any space demised under a Lease Sweep Lease that constitutes a Qualified Lease (as defined below).

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of any of the following: (i) with respect to each Lease Sweep Lease, the earlier to occur of: (a) nine months prior to the earliest stated expiration (including the stated expiration of any renewal term) of a Lease Sweep Lease; (b) upon the date required under a Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option (and such renewal has not been so exercised); and (c) the date that any tenant under a Lease Sweep Lease gives notice of its intention not to renew or extend its Lease Sweep Lease; (ii) the receipt by the borrower or the property manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease; (iii) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by the borrower or the property manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate the Lease Sweep Lease; (iv) the date that any tenant under a Lease Sweep Lease discontinues its business (i.e., “goes dark”) in its lease sweep space at the Germantown Village Square Property or vacates or ceases occupying its Lease Sweep Space at the Germantown Village Square Property or gives notice that it intends to do any of the foregoing; (v) upon a default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period; or (vi) the occurrence of an insolvency proceeding in connection with a tenant or lease guarantor under a Lease Sweep Lease.

A “Qualified Lease” means either: (i) the original Lease Sweep Lease, as extended in accordance (a) with the express renewal option set forth in such Lease Sweep Lease and, with respect to which, the terms of such renewal are on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances or (b) a modification of the Lease Sweep Lease approved by the lender, such approval not to be unreasonably withheld, conditioned or delayed, or (ii) a replacement lease (a) with a tenant that is creditworthy in the lender’s reasonable discretion, (b) with a term that extends at least three years beyond the end of the term of the Germantown Village Square Loan and with an initial term of at least ten years, (c) entered into in accordance with the Germantown Village Square Loan documents and (d) on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

Initial and Ongoing Reserves. At loan origination, the borrower deposited approximately (i) $428,199 into a real estate tax reserve, (ii) $463,080 into a replacement reserve, (iii) $360,000 into a TI/LC reserve, (iv) $15,000 into a deferred maintenance reserve and (v) $153,400 into a Chase Leasing Reserve and (iv) approximately $139,048 into a Chase Free Rent Reserve.

Real Estate Taxes and Insurance Reserves - On each monthly payment date, the borrower is required to deposit an amount equal to 1/12 of the estimated annual real estate taxes into the tax reserve, which is estimated to be approximately $56,079 and 1/12 of estimated insurance premiums into an insurance reserve, unless the borrower maintains a blanket policy in accordance with the Germantown Village Square loan documents.

Replacement Reserve - On each monthly payment date, the borrower is required to deposit $3,318 into a replacement reserve.

TI/LC Reserve - On each monthly payment date, the borrower is required to deposit the sum of $13,936 into a tenant improvements and leasing commissions reserve, subject to a cap of $837,600.

Other Reserves - On each monthly payment date, the borrower is required to deposit the sum of $26,000 into a West Clinic, PC leasing reserve for West Clinic, PC qualified leasing expenses, subject to a cap of $1,400,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
115

7670-7730 Poplar Avenue Germantown, TN 38138	Collateral Asset Summary – Loan No. 10 Germantown Village Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,830,000 66.5% 2.05x 12.2%

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. The Germantown Village Square Loan documents permit the release of certain unimproved land at the Germantown Village Square Property which was assigned no value as of origination from the lien of the mortgage, at any time up to 60 days from the Closing Date subject to certain conditions set forth in the Germantown Village Square Loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
116

2641 Northeast 186th Terrace Miami, FL 33180	Collateral Asset Summary – Loan No. 11 Aventura Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 53.1% 1.28x 9.0%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Refinance
Borrower Sponsor:	Sergio Socolsky
Borrower:	Got Room Aventura, LLC
Original Balance:	$23,000,000
Cut-off Date Balance:	$23,000,000
% by Initial UPB:	3.2%
Interest Rate:	5.41000%
Payment Date:	5th of each month
First Payment Date:	September 5, 2022
Maturity Date:	August 5, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(27), D(88), O(5)
Lockbox / Cash Management:	Soft / Springing
Reserves
	Initial	Monthly	Cap
Taxes:	$68,487	$14,651	NAP
Insurance:	$0	Springing	NAP
Replacement:	$0	$420	NAP
Debt Service Reserve:	$0	$0	NAP
Earnout Reserve(2):	$5,000,000	$0	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Self Storage
Collateral:	Fee
Location:	Miami, FL
Year Built / Renovated:	2018 / NAP
Total Sq. Ft.:	84,064
Property Management:	PS Advantage, Inc.
Underwritten NOI(3):	$1,621,725
Underwritten NCF:	$1,616,680
Appraised Value:	$33,900,000
Appraisal Date:	May 20, 2022

Historical NOI(1)
Most Recent NOI(3):	$1,346,160 (T-12 May 31, 2022)
2021 NOI:	$1,221,596 (December 31, 2021)
2020 NOI:	NAV
2019 NOI:	NAV

Historical Occupancy(1)
Most Recent Occupancy:	97.6% (June 21, 2022)
2021 Occupancy:	NAV
2020 Occupancy:	NAV
2019 Occupancy:	NAV

Financial Information(4)
Tranche	Cut-off Date Balance	Balance per Sq. Ft Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$23,000,000	$274 / $274	53.1% / 53.1%	1.29x / 1.28x	9.0% / 9.0%	9.0%/ 9.0%
(1)	Historical NOI and Historical Occupancy for the Aventura Self Storage Property (as defined below) are not available as it was recently reflagged as a public storage facility.
(2)	$5,000,000 is currently on deposit in a lender-controlled earnout reserve account. The borrower can apply for the disbursement of the earnout reserve before the date that is five years from the origination date, July 7, 2027, subject to the satisfaction of delivery by the borrower to the lender of a (i) written request in accordance with the terms of the Aventura Self Storage loan agreement, (ii) current rent roll, (iii) three month end “Public Storage management Summary Report” statements; and (iv) three monthly bank statements and bank account reconciliations and three monthly property operating statements for each monthly period prior to the request date.
(3)	The increase from Most Recent NOI to Underwritten NOI is due to an increase in contractual rent.
(4)	The financial information in the chart above reflects the Aventura Self Storage loan. In addition, Cut-off LTV, Balloon LTV, U/W NOI and NCF Debt Yields, and U/W NOI and NCF Debt Yields at Balloon calculations are based on the $18,000,000 Cut-off Date Balance of the Aventura Self Storage loan (excluding the $5,000,000 holdback reserve). The Cut-off LTV, Balloon LTV, U/W NOI and NCF Debt Yields, and U/W NOI and NCF Debt Yields at Balloon including the $5,000,000 holdback are 67.8%, 67.8%, 7.1%, 7.0%, 7.1%, and 7.0%, respectively.
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$23,000,000	100.0%	Loan Payoff	$9,807,584	42.6%
			Return of Equity	7,634,156	33.2
			Upfront Reserves	5,068,487	22.0
			Closing Costs	489,773	2.1
Total Sources	$23,000,000	100.0%	Total Uses	$23,000,000	100.0%
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
117

2641 Northeast 186th Terrace Miami, FL 33180	Collateral Asset Summary – Loan No. 11 Aventura Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 53.1% 1.28x 9.0%

The Borrower and the Borrower Sponsor. The borrower is Got Room Aventura, LLC, a Florida limited liability company and single purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Aventura Self Storage loan. The borrower sponsor and non-recourse carveout guarantor is Sergio Socolsky.

Sergio Socolsky serves as CEO of America’s Capital Partners (“ACP”), which is a private commercial real estate investment firm headquartered in Coral Gables, Florida. Mr. Socolsky has over 30 years of domestic and international real estate investment, development, and construction experience. He is responsible for acquisitions, capital formation and development for ACP and has spearheaded the company’s efforts in the development of self storage, high-rise residential projects, and proprietary fund joint ventures. During his tenure at ACP, Mr. Socolsky has been involved in the acquisition and disposition of over $2.5 billion in commercial properties.

The Property. The Aventura Self Storage property (the “Aventura Self Storage Property”) is a Class A self storage facility, operated, and managed, under the Public Storage flag, consisting of 946 units with a total rentable area of 84,064 sq. ft. in Miami, Florida. The borrower sponsor purchased the land for the Aventura Self Storage Property on February 19, 2015 for $2,000,000 and development was completed in 2018, consisting of one, five-story building situated on a 0.99-acre site. The Aventura Self Storage Property’s unit mix is comprised of 946 climate-controlled units with sizes from approximately 13 sq. ft. to approximately 269 sq. ft. Amenities at the Aventura Self Storage Property include surveillance cameras, individual unit locks, climate control units, keypad entry and on-site management. The Aventura Self Storage Property contains an office for the on-site manager. The Aventura Self Storage Property does not contain any specialty RV/boat storage. The Aventura Self Storage Property is managed by PS Advantage, Inc., the largest self storage REIT in the country with approximately 2,797 facilities in 39 states.

Self Storage Unit Mix(1)
Unit Type	Total Sq. Ft.	% of Total Sq. Ft.	Occupancy(2)	Average Unit Size (Sq. Ft.)(2)(3)	Average Monthly U/W Rent per Unit(2)	Average U/W Rent per Sq. Ft./Month(2)
All units	84,064	100.0%	97.6%	89	$186	$2.10
Total / Wtd. Avg.	84,064	100.0%	97.6%	89	$186	$2.10
(1)	Based on the underwritten rent roll dated June 21, 2022.
(2)	Occupancy, Average Unit Size (Sq. Ft.), Average Monthly U/W Rent per Unit and Average U/W Rent per Sq. Ft./Month represent an average of the various unit type layouts.
(3)	Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis(1)(4)
	2021	T-12 May 2022	U/W	U/W Per Sq. Ft.
Gross Potential Rent(5)	$1,362,331	$1,569,258	$2,066,172	$24.58
Vacancy & Credit Loss(2)	0	0	(48,936)	(0.58)
Net Rental Income	$1,362,331	$1,569,258	$2,017,236	$24.00
Other Income(3)	96,525	99,515	135,420	1.61
Effective Gross Income	$1,458,856	$1,668,773	$2,152,656	$25.61
Real Estate Taxes	0	0	175,817	2.09
Insurance	0	0	31,748	0.38
Management Fee	0	81,329	86,106	1.02
Other Expenses	237,260	241,283	237,260	2.82
Total Expenses	$237,260	$322,613	$530,931	$6.32
Net Operating Income(5)	$1,221,596	$1,346,160	$1,621,725	$19.29
Replacement Reserves	5,045	0	5,045	0.06
Net Cash Flow	$1,216,551	$1,346,160	$1,616,680	$19.23
(1)	Based on the underwritten rent roll dated June 21, 2022.
(2)	The underwritten economic vacancy is 97.6%.
(3)	Other Income includes late charges, forfeited deposits, income from locks, shipping, customer insurance and miscellaneous charges.
(4)	Historical Net Operating Incomes for the Aventura Self Storage Property are not available as it was recently reflagged as a Public Storage facility.
(5)	The increase from T-12 May 2022 Gross Potential Rent and Net Operating Income to U/W Gross Potential Rent and Net Operating Income are due to an increase in contractual rent.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
118

1201 Louisiana Street Houston, TX 77002	Collateral Asset Summary – Loan No. 12 TOTAL Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,292,385 48.6% 1.85x 13.3%

Mortgage Loan Information
Loan Seller:	Column
Loan Purpose:	Recapitalization
Borrower Sponsor:	Brookfield Office Properties Inc.
Borrower:	1201 Louisiana Co. L.P.
Original Balance(1)(2):	$22,500,000
Cut-off Date Balance(1)(2):	$22,292,385
% by Initial UPB:	3.1%
Interest Rate:	4.77100%
Payment Date:	6th of each month
First Payment Date:	May 6, 2022
Maturity Date:	April 6, 2032
Amortization:	Amortizing Balloon
Additional Debt(1)(2):	$67,500,000 Pari Passu Debt
Call Protection(3):	L(31),DorYM1(82),O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly	Cap
Taxes:	$0	Springing	NAP
Insurance:	$0	Springing	NAP
Replacement:	$0	Springing	NAP
TI/LC:	$0	Springing	NAP
Other(4):	$5,318,385	Springing	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Leasehold
Location:	Houston, TX
Year Built / Renovated:	1971 / 2020
Total Sq. Ft.:	840,006
Property Management:	Brookfield Properties (USA II) LLC
Underwritten NOI(5):	$11,889,956
Underwritten NCF:	$10,419,945
Appraised Value:	$183,300,000
Appraisal Date:	March 1, 2022

Historical NOI
Most Recent NOI(5):	$7,212,947 (T-12 July 31, 2022)
2021 NOI(5):	$4,051,902 (December 31, 2021)
2020 NOI:	$10,616,607 (December 31, 2020)
2019 NOI:	$11,453,332 (December 31, 2019)

Historical Occupancy
Most Recent Occupancy:	86.5% (August 1, 2022)
2021 Occupancy:	89.8% (December 31, 2021)
2020 Occupancy:	94.8% (December 31, 2020)
2019 Occupancy:	88.6% (December 31, 2019)

Financial Information(1)(2)
Tranche	Cut-off Date Balance(2)	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$22,292,385
Pari Passu Notes	66,877,154
Whole Loan	$89,169,539	$106 / $87	48.6% / 40.0%	2.11x / 1.85x	13.3% / 11.7%	16.2% / 14.2%
(1)	The TOTAL Plaza loan (the “TOTAL Plaza Loan”) is part of a whole loan (the “TOTAL Plaza Whole Loan”) evidenced by seven pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of approximately $89.2 million. Financial information is based on the TOTAL Plaza Whole Loan. For additional information, see the “Whole Loan Summary” chart herein.
(2)	On October 6, 2022, the TOTAL Plaza Whole Loan was modified to paydown the principal balance of the TOTAL Plaza Whole Loan by $10 million, recast the monthly payment based on a 29.5 year amortization term and reset the interest rate. The Original Balance reflects the pro rata balance of the TOTAL Plaza Whole Loan as of the origination date after the $10 million paydown and prior to amortization. The Cut-off Date Balance reflects the pro rata balance of the TOTAL Plaza Whole Loan as of the Cut-off Date after the $10 million paydown and amortization.
(3)	The lockout period will be at least 31 payment dates beginning with and including the first payment date in May 2022. Prepayment of the TOTAL Plaza Whole Loan in full is permitted with defeasance or yield maintenance at any time after the earlier to occur of (i) April 5, 2025 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 31 payments is based on the expected 3650R 2022-PF2 securitization closing date in November 2022. The actual lockout period may be longer.
(4)	Other reserves consist of an initial ground rent deposit ($3,650,000), an unfunded obligations reserve (approximately $1,668,385) and a Lease Sweep Reserve (Monthly: Springing).
(5)	The difference between Underwritten NOI, Most Recent NOI and 2021 NOI is attributable to the burn-off of the free rent period of 20 months which commenced in January and November 2020 (excluding storage space) for TotalEnergies American Services, Inc. after extending its lease through April 2033.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
119

1201 Louisiana Street Houston, TX 77002	Collateral Asset Summary – Loan No. 12 TOTAL Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,292,385 48.6% 1.85x 13.3%
Whole Loan Summary
Note	Original Balance(1)	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$22,500,000	$22,292,385	3650R 2022-PF2	Yes
A-2, A-3, A-4, A-5, A-6, A-7	67,500,000	66,877,154	Column(2)	No
Whole Loan	$90,000,000	$89,169,539
(1)	Original Balance reflects the loan amount after the $10 million paydown.
(2)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$90,000,000	100.0%	Return of Equity(2)(3)	$84,094,751	93.4%
			Upfront Reserves	5,318,385	5.9
			Closing Costs	586,864	0.7
Total Sources	$90,000,000	100.0%	Total Uses	$90,000,000	100.0%
(1)	Whole Loan reflects the loan amount after the $10 million paydown and prior to amortization.
(2)	In March 2022, the borrower sponsor bifurcated the fee and leasehold interest in the TOTAL Plaza Property and sold the fee interest to an unaffiliated third party. The borrower sponsor utilized the proceeds from the fee sale to refinance the existing debt on the TOTAL Plaza Property, and the proceeds from the TOTAL Plaza Whole Loan were used to repay the borrower sponsor.
(3)	The borrower’s cost basis in the TOTAL Plaza Property is approximately $244.7 million.

The Borrower and the Borrower Sponsor. The borrower, 1201 Louisiana Co. L.P., is a Delaware limited partnership and single-purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the TOTAL Plaza Whole Loan. The borrower sponsor is Brookfield Office Properties Inc. The non-recourse carveout guarantor is Brookfield BPY Property Holdings II LLC.

Brookfield Asset Management Inc. (“Brookfield”) is a leading global alternative asset manager with approximately $750 billion of assets under management across real estate, infrastructure, renewable power and transition, private equity and credit. Brookfield was founded in 1899, is based in Toronto, and has over 150,000 operating employees. Through its funds, the firm develops and operates more than 800 properties with 375 million sq. ft. of high-quality, sustainability-focused real estate assets around the globe.

The Property. The TOTAL Plaza property (the “TOTAL Plaza Property”) is a Class-A office building located in downtown Houston. Originally built in 1971 and most recently renovated in 2020, the TOTAL Plaza Property has 35 stories with a multi-level subterranean garage, retail in the basement and on the first two floors, and a parking lot located adjacent to the building. The borrower sponsor acquired the TOTAL Plaza Property in 2007 and has since invested approximately $11.7 million in capital expenditures and approximately $74.7 million in leasing costs to maintain the building to the institutional standards. Major upgrades were last performed in 2020 including a $3.5 million lobby renovation.

In March 2022, the borrower sponsor bifurcated the fee and leasehold interest in the TOTAL Plaza Property and sold the fee interest to an unaffiliated third party. The borrower sponsor utilized the proceeds from the fee sale to refinance the existing debt on the TOTAL Plaza Property, and the proceeds from the TOTAL Plaza Whole Loan, which is secured by the borrower’s leasehold interest in the TOTAL Plaza Property, were used to return equity to the borrower sponsor.

The TOTAL Plaza Property is LEED EB O&M Gold certified and features an all-glass façade offering tenants views of downtown Houston and a surplus of natural light, a newly renovated lobby, and a fitness center. The TOTAL Plaza Property has access to the 6-mile long underground tunnel system that is 20 feet below Houston’s downtown streets. The tunnel contains a wide array of retail, restaurants, and connectivity to buildings in the CBD. The TOTAL Plaza Property is also home to the Petroleum Club of Houston (3.6% of NRA), a private social club founded in 1946 and located at the top floor since 2015 with memberships in leading regional industries.

As of August 1, 2022, the TOTAL Plaza Property is 86.5% occupied by over 30 tenants. TotalEnergies American Services, Inc. (“TOTAL”), the largest tenant, occupies 331,743 sq. ft. (39.5% of NRA) with a lease expiration in April 2033. The TOTAL Plaza Property serves as the U.S operations headquarters for TotalEnergies SE (NYSE: TTE) (Fitch/Moody's/S&P: AA-/A1/A+), a French multinational integrated oil and gas company founded in 1924 and one of the seven "supermajor" oil companies. TOTAL has been at the TOTAL Plaza Property since 2004 and has since expanded and extended its lease several times. During its lease term, TOTAL has a right of first offer to purchase the borrower’s leasehold interest in the TOTAL Plaza Property in the event the borrower elects to sell the TOTAL Plaza Property to a third party. Other major tenants include the headquarters for Tellurian Services LLC, a natural gas company occupying 8.9% of NRA, and Pattern Energy Group Services LP, a private renewable energy company occupying 3.0% of NRA.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
120

1201 Louisiana Street Houston, TX 77002	Collateral Asset Summary – Loan No. 12 TOTAL Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,292,385 48.6% 1.85x 13.3%

Tenant Summary.

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(3)	% of Total U/W Base Rent(3)	Lease Expiration Date
TotalEnergies American Services, Inc.	AA- / A1 / A+	331,743	39.5%	$21.46	44.2%	4/30/2033(4)
Tellurian Services LLC(5)	NR / NR / NR	74,853	8.9	$24.84	11.5	4/30/2027
Petroleum Club of Houston	NR / NR / NR	30,343	3.6	$15.37	2.9	3/31/2030
Pattern Energy Group Services LP(5)	NR / Ba3 / NR	24,960	3.0	$29.65	4.6	4/30/2027
Quintana Infrastructure & Development LLC(6)	NR / NR / NR	24,960	3.0	$29.00	4.5	5/31/2025
Seneca Resources Corporation	NR / NR / NR	24,592	2.9	$22.00	3.4	6/30/2025
Hughes Watters & Askanase	NR / NR / NR	24,255	2.9	$24.50	3.7	12/31/2025
Toeppich & Associates	NR / NR / NR	24,076	2.9	$23.50	3.5	12/31/2028
Houston Municipal Employees	NR / NR / NR	18,823	2.2	$26.50	3.1	10/31/2026
Intrepid Financial Partners, L.L.C.	NR / NR / NR	14,526	1.7	$21.00	1.9	1/31/2026(7)
Ten Largest Tenants		593,131	70.6%	$22.62	83.2%
Remaining Occupied(8)		133,443	15.9	$23.62	16.8
Total / Wtd. Avg. Occupied(8)		726,574	86.5%	$22.78	100.0%
Vacant		113,432	13.5
Total		840,006	100.0%
(1)	Based on the underwritten rent roll dated August 1, 2022.
(2)	Certain credit ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	U/W Base Rent Per Sq. Ft. and % of Total U/W Base Rent are inclusive of contractual rent steps through September 1, 2023 and straight line rent for TotalEnergies American Services, Inc.
(4)	TotalEnergies American Services, Inc. has a termination option in November 2028 subject to 12 months prior notice and payment of (i) approximately $20.3 million for the unamortized portion of all leasehold improvement allowances and brokerage commissions and (ii) three months of base rent and additional rent.
(5)	The borrower is in discussions to sign a direct lease with Tellurian Services LLC for the 24,960 sq. ft. currently occupied by Pattern Energy Group Services LP. Upon execution Pattern Energy Group Services LP would relocate to a 1,217 sq. ft. suite. We cannot assure you that Tellurian Services LLC will sign a lease or that Pattern Energy Group Services LP will relocate in the TOTAL Plaza Property as expected or at all.
(6)	Quintana Infrastructure & Development LLC subleases 12,022 sq. ft. to IKAV Energy Inc.
(7)	Intrepid Financial Partners, L.L.C. has a termination option effective May 2024 subject to 12 months prior notice and payment of the unamortized portion of all leasehold improvement allowances and brokerage commissions.
(8)	1201 Louisiana Co. LP is an affiliate of the borrower and does not have U/W Base Rent. U/W Base Rent Per Sq. Ft. excludes the Sq. Ft. attributed to this tenant.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(3)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	2	324	0.0%	324	0.0%	$102.86	0.1%	0.1%
2023	3	14,266	1.7%	14,590	1.7%	$23.98	2.1%	2.2%
2024	7	44,841	5.3%	59,431	7.1%	$25.03	6.7%	8.9%
2025	5	78,727	9.4%	138,158	16.4%	$25.18	12.3%	21.2%
2026	4	57,624	6.9%	195,782	23.3%	$24.89	6.3%	27.5%
2027	5	108,333	12.9%	304,115	36.2%	$26.07	17.5%	45.0%
2028	2	29,017	3.5%	333,132	39.7%	$23.50	4.2%	49.2%
2029	2	15,427	1.8%	348,559	41.5%	$21.08	2.0%	51.3%
2030	2	43,112	5.1%	391,671	46.6%	$17.19	4.6%	55.8%
2031	1	3,160	0.4%	394,831	47.0%	$0.00	0.0%	55.8%
2032 & Beyond	1	331,743	39.5%	726,574	86.5%	$21.46	44.2%	100.0%
Vacant	NAP	113,432	13.5%	840,006	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.(3)	34	840,006	100.0%			$22.78	100.0%
(1)	Based on the underwritten rent roll dated August 1, 2022, inclusive of contractual rent steps through September 1, 2023 and straight line rent for TotalEnergies American Services, Inc.
(2)	Certain tenants may have more than one lease. In addition, certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.
(3)	1201 Louisiana Co. LP is an affiliate of the borrower and does not have U/W Base Rent. Annual U/W Base Rent Per Sq. Ft. excludes the Sq. Ft. attributed to this tenant.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
121

1201 Louisiana Street Houston, TX 77002	Collateral Asset Summary – Loan No. 12 TOTAL Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,292,385 48.6% 1.85x 13.3%

Historical Occupancy.

	Historical Occupancy
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	U/W(1)	Average
81.9%	90.3%	93.7%	90.7%	87.0%	95.7%	87.3%	89.2%	80.5%	74.6%	73.2%	82.6%	88.6%	94.8%	89.8%	86.5%	86.6%
(1)	Based on the underwritten rent roll dated August 1, 2022.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2019	2020	2021(2)	T-12 7/31/2022(2)	U/W(2)(3)	U/W Per Sq. Ft.
Base Rent	$14,741,750	$14,004,505	$9,447,305	$10,586,081	$15,257,963	$18.16
Vacancy Gross Up	0	0	0	0	2,919,950	$3.48
Percentage Rent	0	0	30,372	$68,511	68,511	$0.08
Straight Line Rent(4)	0	0	0	0	530,578	$0.63
Rent Steps(5)	0	0	0	0	335,896	$0.40
Total Vacancy	140,714	(344,748)	(174,231)	0	(4,595,235)	($5.47)
Other Income	730,022	485,139	$588,370	487,457	487,457	$0.58
Total Reimbursements	6,143,305	7,236,664	6,311,263	7,032,108	12,394,397	$14.76
Effective Gross Income	$21,755,791	$21,381,560	$16,203,079	$18,174,157	$27,399,517	$32.62
Total Operating Expenses	$10,302,459	$10,764,953	$12,151,176	$10,961,209	$15,509,561	$18.46
Net Operating Income	$11,453,332	$10,616,607	$4,051,902	$7,212,947	$11,889,956	$14.15
TI/LC	0	0	0	0	1,260,009	$1.50
Replacement Reserves	0	0	0	0	210,002	$0.25
Net Cash Flow	$11,453,332	$10,616,607	$4,051,902	$7,212,947	$10,419,945	$12.40
(1)	Based on the underwritten rent roll dated August 1, 2022.
(2)	The difference in base rent, Net Operating Income and Net Cash Flow in 2021, T-12 7/31/2022 and U/W period, is attributable to the burn-off of the free rent period of 20 months which commenced in January and November 2020 (excluding storage space) for TotalEnergies American Services, Inc. after extending its lease through April 2033.
(3)	U/W ground rent is based on annualized current monthly ground rent. Pursuant to the ground lease, the ground rent is adjusted semi-annually based on CPI growth.
(4)	U/W Straight Line Rent is for TotalEnergies American Services, Inc.
(5)	U/W Rent Steps taken through September 1, 2023.

Ground Lease. The TOTAL Plaza Property is ground leased by the borrower, as the ground lessee, under a ground lease with USQ 1201L, LLC, an unaffiliated ground lessor. The initial term of the ground lease is 99 years, which expires on March 31, 2121 with one, 20-year extension option which may be exercised when the period remaining under the term is between 59 and 79 years. The current rent is approximately $3,774,064 annually with semi-annual increases based on CPI growth. The borrower has the option to purchase the entirety of the fee estate on the following dates: (i) the date on which the period remaining under the initial term of the ground lease is 79 years, (ii) the date on which the period remaining under the initial term of the ground lease is 59 years, (iii) the date on which the period remaining under the initial term of the ground lease is 39 years, (iv) the date on which the period remaining under the initial term of the ground lease is 19 years and (v) the end date of each twenty year period thereafter.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
122

510-560 Marks Street Henderson, NV 89014	Collateral Asset Summary – Loan No. 13 Eastgate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,250,000 65.2% 2.34x 9.9%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Refinance
Borrower Sponsor:	TK Realty Holdings, LLC
Borrower:	T Eastgate Plaza NR NV, LLC
Original Balance:	$22,250,000
Cut-off Date Balance:	$22,250,000
% by Initial UPB:	3.1%
Interest Rate:	4.08500%
Payment Date:	5th of each month
First Payment Date:	March 5, 2022
Maturity Date:	February 5, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(33),D(82),O(5)
Lockbox / Cash Management:	Springing / Springing

Reserves
	Initial	Monthly	Cap
Taxes:	$55,468	$11,094	NAP
Insurance:	$0	Springing	NAP
Replacement:	$0	$2,496	NAP
TI/LC:	$500,000	Springing	$250,000(1)
Other(2):	$132,477	Springing	$100,000

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Shadow Anchored Retail
Collateral:	Fee
Location:	Henderson, NV
Year Built / Renovated:	2002 / NAP
Total Sq. Ft.:	93,660
Property Management:	AZT Corporation
Underwritten NOI(3):	$2,203,228
Underwritten NCF:	$2,153,948
Appraised Value:	$34,100,000
Appraisal Date:	November 16, 2021

Historical NOI
Most Recent NOI(3):	$1,954,998 (T-12 June 30, 2022)
2021 NOI:	$1,683,536 (December 31, 2021)
2020 NOI:	$1,789,395 (December 31, 2020)
2019 NOI(4):	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (June 30, 2022)
2021 Occupancy(5):	NAV
2020 Occupancy(5):	NAV
2019 Occupancy(5):	NAV

Financial Information
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$22,250,000	$238 / $238	65.2% / 65.2%	2.39x / 2.34x	9.9% / 9.7%	9.9% / 9.7%
(1)	TI/LC Cap of $250,000 represents monthly leasing reserve cap.
(2)	Other Reserves consists of (i) Existing TI/LC Reserve ($106,983), (ii) Free Rent Reserve (approximately $25,494), and (iii) Dotty's Funds Reserve (Monthly: Springing) with a $100,000 cap.
(3)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to rent steps and recent leasing.
(4)	2019 NOI is unavailable as the borrower acquired the Eastgate Property in July 2019 and financial information was not provided.
(5)	Historical Occupancy statements are not available having not been provided by the borrower.
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$22,250,000	100.0%	Loan Payoff	$15,193,234	68.3%
			Return of Equity	6,012,292	27.0
			Upfront Reserves	687,945	3.1
			Origination Costs	356,529	1.6
Total Sources	$22,250,000	100.0%	Total Uses	$22,250,000	100.0%

The Borrower and the Borrower Sponsor. The borrower is T Eastgate Plaza NR NV, LLC, a Delaware limited liability company and single purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the mortgage loan securing the Eastgate Property (as defined below) (the “Eastgate Loan”). The borrower sponsor and non-recourse carveout guarantor is TK Realty Holdings, LLC, the property-holding entity for the Tabani family. The borrower sponsor is a repeat 3650 REIT borrower sponsor, with its existing 3650 REIT loans having stayed current on debt service payments (without forbearance or modification) since origination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
123

510-560 Marks Street Henderson, NV 89014	Collateral Asset Summary – Loan No. 13 Eastgate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,250,000 65.2% 2.34x 9.9%

The Property. The Eastgate property (the “Eastgate Property”) is a 93,660 sq. ft. shadow anchored retail shopping center located directly off the US-95 freeway at the intersection of West Sunset Road and Marks Street in Henderson, Nevada. The Eastgate Property is shadow anchored by a Walmart Supercenter that ranks in the 86th percentile for visits for the chain nationally according to a third party source, and is located adjacent to Sunset Station Hotel and Casino. The borrower sponsor purchased the Eastgate Property in July of 2019 for approximately $21,500,000 ($229.55 per sq. ft.) from Kite Realty Group when the Eastgate Property was approximately 75% occupied. Since acquisition of the Eastgate Property, the borrower sponsor has leased 28,064 sq. ft. (30.0% of the total sq. ft) to six new tenants. The largest of the six tenants, Salon Boutique (12,500 sq. ft.,13.3% of sq. ft., 9.1% of U/W Base Rent, lease expiration date: April 30, 2036) was signed in June 2020. The Salon Boutique space was previously occupied by Party City, who has been a tenant at the Eastgate Property since 2002 and relocated to a larger 20,530 sq. ft. space within the Eastgate Property. The improvements on the Eastgate Property consist of two retail buildings constructed in 2002, the main shopping center adjacent to Walmart Supercenter and a smaller strip center located along Marks Street. The improvements on the Eastgate Property are situated on a 10.75-acre site. Red Lobster and Del Taco, which collectively occupy 9,878 sq. ft. of space at the Eastgate Property, are located on outparcels within the Eastgate Property but are not part of the collateral for the Eastgate Loan. The Eastgate Property is located directly off the US-95 freeway at the high traffic intersection of West Sunset Road and Marks Street. Traffic volume at the Eastgate Property is 25,242 per appraisal report.

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Eastgate Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	In Place Base Rent Per Sq. Ft.	% of Total In Place Base Rent	Lease Expiration
Party City	B-/Caa1/CCC+	20,530	21.9%	$14.50	13.1%	1/31/2029
99 Cent Store	NR/Caa2/CCC+	20,000	21.4%	$14.80	13.0%	1/31/2033
Salon Boutique	NR/NR/NR	12,500	13.3%	$16.50	9.1%	4/30/2036
Petland	NR/NR/NR	4,767	5.1%	$29.25	6.1%	3/31/2031
Affordable Care	NR/NR/NR	4,206	4.5%	$23.06	4.3%	7/31/2026
Mister Kim's Korean BBQ	NR/NR/NR	3,995	4.3%	$29.13	5.1%	12/31/2029
Best Mattress	NR/NR/NR	3,640	3.9%	$37.14	5.9%	6/30/2023
Dotty's(3)	NR/NR/NR	3,352	3.6%	$86.88	12.8%	9/16/2023
H&S Eastgate LLC	NR/NR/NR	2,889	3.1%	$24.00	3.0%	2/28/2029
Kings Liquor	NR/NR/NR	2,790	3.0%	$25.20	3.1%	1/31/2027
Ten Largest Tenants		78,669	84.0%	$21.85	75.5%
Remaining Occupied		14,991	16.0%	$37.30	24.5%
Occupied Total / Wtd. Avg.(4)		93,660	100.0%	$24.32	100.0%
Vacant		0	0.0%
Total / Wtd. Avg.		93,660	100.00%
(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Dotty’s is a chain of slot machine parlors with 175 locations throughout Nevada, Oregon and Montana.
(4)	Red Lobster, which occupies a 7,078 sq. ft. outparcel, and Del Taco, which occupies a 2,800 sq. ft. outparcel, have not been included in the Occupied Total / Wtd Avg. as they are not a part of the collateral for the Eastgate Loan.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
124

510-560 Marks Street Henderson, NV 89014	Collateral Asset Summary – Loan No. 13 Eastgate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,250,000 65.2% 2.34x 9.9%
Lease Rollover Schedule (1) (2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual In Place Base Rent Per Sq. Ft.	% In Place Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	0	0.0%	0	0.0%	$0.00	0.1%	0.1%
2022	1	0	0.0%	0	0.0%	$0.00	2.8%	2.9%
2023	3	8,286	8.8%	8,286	8.8%	$56.59	20.6%	23.5%
2024	0	0	0.0%	8,286	8.8%	$0.00	0.0%	23.5%
2025	3	4,855	5.2%	13,141	14.0%	$34.22	7.3%	30.8%
2026	3	6,700	7.2%	19,841	21.2%	$26.68	7.8%	38.7%
2027	3	7,878	8.4%	27,719	29.6%	$29.01	10.0%	48.7%
2028	0	0	0.0%	27,719	29.6%	$0.00	0.0%	48.7%
2029	4	28,674	30.6%	56,393	60.2%	$18.39	23.1%	71.8%
2030	0	0	0.0%	56,393	60.2%	$0.00	0.0%	71.8%
2031	1	4,767	5.1%	61,160	65.3%	$29.25	6.1%	78.0%
2032	0	0	0.0%	61,160	65.3%	$0.00	0.0%	78.0%
2033 & Thereafter	3	32,500	34.7%	93,660	100.0%	$15.45	22.0%	100.0%
Vacant	NAP	0	0.0%	93,660	100.0%	NAP	NAP	NAP
Total/ Wtd. Avg.(3)	22	93,660	100.0%			$24.32	100.0%
(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.
(3)	Red Lobster, which occupies a 7,078 sq. ft. outparcel, and Del Taco, which occupies a 2,800 sq. ft. outparcel, have not been included in the Total / Wtd Avg. as they are not a part of the collateral for the Eastgate Loan.

The Market. The Eastgate Property is located in the Las Vegas-Henderson-Paradise, NV metropolitan statistical area (the “Las Vegas MSA”). The Las Vegas MSA is 7,896 square miles in size and ranks 29th in population out of the nation’s 382 metropolitan areas. The Las Vegas MSA has an estimated 2021 population of 2,305,737, which represents an average annual 1.5% increase over the 2010 census amount of 1,951,269. The Las Vegas MSA added an average of 32,224 residents per year over the 2010 - 2021 period, and its annual growth rate is greater than that of the State of Nevada. As per the appraisal, it is expected that in four years, from the time of the appraisal, asking rent will show a gain of 21.1% from the present amount of $25.97 per sq. ft., representing a change of $5.48 per sq. ft. by year-end 2025. As of the second quarter 2021 vacancy reported in the Las Vegas Retail market was 6.2%. The Walmart Supercenter shadow anchor is a traffic generator for Eastgate Property.

Cash Flow Analysis.

Cash Flow Analysis(1)(2)
	2020	2021	T-12 6/30/2022	U/W	U/W Per Sq. Ft.(5)
Base Rent	$2,058,923	$1,980,280	$2,076,239	$2,336,904	$24.95
Rent Steps(3)	$0	$0	$0	$45,619	$0.49
Gross Potential Rent	$2,058,923	$1,980,280	$2,076,239	$2,382,523	$25.44
Total Reimbursements	$287,395	$318,455	$400,892	$377,615	$4.03
Gross Potential Income	$2,346,318	$2,298,735	$2,477,131	$2,760,138	$29.47
Vacancy/Credit Loss	($280,935)	($209,903)	($112,108)	($138,007)	($1.47)
Other Income	$69,419	$37,873	$31,822	$25,000	$0.27
Effective Gross Income	$2,134,803	$2,126,705	$2,396,845	$2,647,131	$28.26
Total Expenses	$345,408	$443,169	$441,847	$443,903	$4.74
Net Operating Income(4)	$1,789,395	$1,683,536	$1,954,998	$2,203,228	$23.52
TI/LC	$0	$0	$0	$20,245	$0.22
Capital Expenditures	$0	$0	$0	$29,035	$0.31
Net Cash Flow	$1,789,395	$1,683,536	$1,954,998	$2,153,948	$23.00
(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	2019 NOI is unavailable as the borrower acquired the Eastgate Property in July 2019 and financial information was not provided.
(3)	Based on contractual rent steps through April 1, 2023.
(4)	The increase from the T-12 6/30/2022 Net Operating Income to U/W Net Operating Income is primarily attributable to rent steps and recent leasing.
(5)	Red Lobster, which occupies a 7,078 sq. ft. outparcel, and Del Taco, which occupies a 2,800 sq. ft. outparcel, have not been included in the U/W Per Sq. Ft. as they are not a part of the collateral for the Eastgate Loan.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
125

219 West Bryan Street Savannah, GA 31401	Collateral Asset Summary – Loan No.14 City Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,500,000 64.3% 2.43x 11.4%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Acquisition
Borrower Sponsors:	Robert Tulloch and John Lari
Borrower:	GRP City Market, LLC
Original Balance:	$20,500,000
Cut-off Date Balance:	$20,500,000
% by Initial UPB:	2.8%
Interest Rate:	4.50000%
Payment Date:	5th of each month
First Payment Date:	May 5, 2022
Maturity Date:	April 5, 2032
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(31),D(85),O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly	Cap
Taxes:	$89,366	$17,395	NAP
Insurance:	$94,849	$7,904	NAP
Replacement:	$0	$1,650	$50,000
TI/LC:	$500,000	Springing	$295,000
Other(1):	$46,887	Springing	NAP

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Mixed Use
Collateral:	Fee
Location:	Savannah, GA
Year Built / Renovated:	1850 / 2015-2022
Total Sq. Ft.:	89,975
Property Management:	GRP Management, LLC
Underwritten NOI(2):	$2,336,294
Underwritten NCF:	$2,276,525
Appraised Value:	$31,900,000
Appraisal Date:	January 17, 2022

Historical NOI
Most Recent NOI(2):	$2,652,763 (T-12 July 31, 2022)
2021 NOI:	$2,429,003 (December 31, 2021)
2020 NOI:	$2,049,639 (December 31, 2020)
2019 NOI:	$2,157,842 (December 31, 2019)

Historical Occupancy
Most Recent Occupancy:	83.5% (May 31, 2022)
2021 Occupancy:	99.0% (December 31, 2021)
2020 Occupancy:	99.0% (December 31, 2020)
2019 Occupancy:	98.8% (December 31, 2019)

Financial Information
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$20,500,000	$228 / $228	64.3% / 64.3%	2.50x / 2.43x	11.4% / 11.1%	11.4% / 11.1%
(1)	Other Reserves consist of (i) an upfront Street Lease Reserve ($46,887) and a monthly amount equal to 1/12 of the annual Street Lease Rent (Monthly: $4,826.53) and (ii) a Wild Wing Litigation Reserve (Monthly: Springing).
(2)	The decrease from Most Recent NOI to Underwritten NOI is attributable to the lender assuming a reassessment of real estate taxes upon the sale of the City Market Property (as defined below).
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$20,500,000	63.6%	Purchase Price	$30,500,000	94.7%
Principal’s New Cash Contribution	11,713,606	36.4	Closing Costs	982,504	3.0
			Upfront Reserves	731,102	2.3
Total Sources	$32,213,606	100.0%	Total Uses	$32,213,606	100.0%
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
126

219 West Bryan Street Savannah, GA 31401	Collateral Asset Summary – Loan No.14 City Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,500,000 64.3% 2.43x 11.4%

The Borrower / Borrower Sponsors. The borrower is GRP City Market, LLC, a Delaware limited liability company. The borrower sponsors and non-recourse carveout guarantors are Robert Tulloch, the founder and a principal of Green Room Partners (“GRP”), a Charleston-based real estate investment firm, and John Lari, a principal of GRP. The borrower sponsors together, developed, owned and operated over $1 billion in real estate assets and have more than 40 years of combined experience. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the mortgage loan secured by the City Market Property (the “City Market Loan”).

Mr. Tulloch has been an active real estate developer, operator and investor since 2002. Most recently, he was a co-managing partner of Realco Capital Partners (“RCP”). RCP has invested over $300.0 million in the student housing sector since the company was founded in 2009. Prior to RCP, Mr. Tulloch was a partner of a Florida-based development group that developed and renovated more than $150.0 million of mixed-use and condominium projects. Mr. Tulloch currently serves as a director on the Board of Savannah’s City Market.

Mr. Lari invested in office, residential, government, hospitality, and international real estate projects as both a principal and managing equity partner for the Claremont Group, which he co-founded in 2000. Mr. Lari developed over 2.5 million sq. ft. of real estate and has extensive knowledge of acquisition and development with a specialty in construction management.

The Property. The City Market property (the “City Market Property”) is an 89,975 sq. ft. mixed-use complex located in Savannah’s Historic District that, according to the appraisal, benefits from its encompassing of the Saint Julian Street pedestrian mall. The City Market Property is immediately adjacent to Ellis Square to the east, and Franklin Square to the west. The improvements on the City Market Property consist of four separate clusters of attached buildings constructed in 1850 with renovations commencing in 1985 and periodically thereafter, most recently between 2015 and 2022. The City Market Property encompasses an approximately four-block area with additional land provided by the lease of Saint Julian Street (the “Street Lease”) which bifurcates the buildings and is blocked from vehicular traffic to create a pedestrian mall and market square utilized for entertainment areas and outdoor dining.

The buildings at the City Market Property are two to three and a half story buildings containing retail with restaurant tenants on the street level and first floors. The upper levels are a blend of multi-story retail and restaurant continuation in addition to artists’ space and office tenants. Common area lobbies and atriums are in all buildings, except for one building known as the Jefferson building.

The related Street Lease, between the borrower, as lessee, and the City of Savannah, as lessor, has an expiration date in June 2035. The City Market Property encompassed four block area is inclusive of the Street Lease.

The City Market Property was 98.7% leased as of May 31, 2022; however, only 83.5% was underwritten as leased due to the expectation that Wild Wing Café (13,663 sq. ft., 15.2% of NRA) will vacate the City Market Property by January 2, 2023 pursuant to a settlement agreement entered into between the borrower and Wild Wing Café in September 2022, provided that a final hearing to dismiss the related litigation is scheduled for February 2023. Wild Wing Café is at the southeast corner of the City Market Property facing both Ellis Square and Saint Julian Street. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus for additional information. Approximately 37.2% of the tenants have been at the City Market Property for over five years. The 10 largest tenants comprising 46.4% of U/W Base Rent and 54.6% of NRA have been tenants of the City Market Property for a weighted average of approximately five years.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
127

219 West Bryan Street Savannah, GA 31401	Collateral Asset Summary – Loan No.14 City Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,500,000 64.3% 2.43x 11.4%

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the City Market Property:

Tenant Summary(1)(2)
Tenant	Credit Rating ((Fitch/Moody’s/S&P)(3)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
CMAC	NR / NR / NR	9,125	10.1%	$4.34	2.2%	12/31/2022
Belford's	NR / NR / NR	6,665	7.4	$14.34	5.4	12/31/2031
Wet Willie's	NR / NR / NR	5,508	6.1	$17.58	5.4	9/30/2027
Bluegreen Vacation Unlimited	NR / NR / NR	5,393	6.0	$23.36	7.1	6/30/2023
The Bar Bar	NR / NR / NR	5,363	6.0	$13.57	4.1	8/31/2023
Old Town Trolley Prohibition Museum	NR / NR / NR	5,083	5.6	$2.98	0.9	11/30/2038
Pour Larry’s	NR / NR / NR	3,514	3.9	$16.64	3.3	3/31/2024
Ash Shipping	NR / NR / NR	3,149	3.5	$38.57	6.8	2/28/2024
Cafe	NR / NR / NR	2,716	3.0	$40.20	6.1	4/30/2023
Vinnie Van	NR / NR / NR	2,633	2.9	$34.30	5.1	1/31/2024
Ten Largest Tenants		49,149	54.6%	$16.79	46.4%
Remaining Occupied		25,980	28.9	$36.73	53.6
Total / Wtd. Avg.		75,129	83.5%	$23.69	100.0%
Vacant		14,846	16.5
Total		89,975	100.0%
(1)	Based on the underwritten rent roll dated May 31, 2022.
(2)	The lender did not underwrite Wild Wing Café (13,663 sq. ft., 15.2% of NRA) as in occupancy. In September 2022, the borrower and Wild Wing Café entered into a settlement agreement pursuant to which, among other things, Wild Wing Café has agreed to vacate its space at the City Market Property by January 2, 2023, provided that a final hearing on a motion to dismiss the related litigation is scheduled for February 2023. In October 2022, Wexford’s Irish Pub, a replacement tenant, executed a lease for the Wild Wing Café space and is expected to take occupancy in early 2023. Pursuant to the related lease, the borrower is required to deliver possession of the Wild Wing Café space to Wexford’s Irish Pub by January 4, 2023 (the “Wexford’s Commencement Date”). Although the borrower will not be liable under the lease to Wexford’s Irish Pub for its inability to deliver possession of such space by reason of the holding over of Wild Wing Café, Wexford’s Irish Pub will have the right to terminate its lease if the borrower has not delivered possession by March 31, 2023. Wexford’s Irish Pub is required to commence paying rent on the later of May 4, 2023 or 120 days from the Wexford’s Commencement Date. However, we cannot assure that either Wild Wing Café will vacate its space, or that Wexford’s Irish Pub will take occupancy, in each case as expected or at all. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus for additional information.
(3)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	4	2,714	3.0%	2,714	3.0%	$11.36	1.7%	1.7%
2022	2	10,551	11.7	13,265	14.7%	$10.06	6.0	7.7%
2023	8	15,714	17.5	28,979	32.2%	$23.59	20.8	28.5%
2024	10	13,604	15.1	42,583	47.3%	$38.48	29.4	57.9%
2025	7	7,473	8.3	50,056	55.6%	$38.13	16.0	74.0%
2026	3	3,455	3.8	53,511	59.5%	$36.35	7.1	81.0%
2027	2	7,344	8.2	60,855	67.6%	$17.84	7.4	88.4%
2028	0	0	0.0	60,855	67.6%	$0.00	0.0	88.4%
2029	0	0	0.0	60,855	67.6%	$0.00	0.0	88.4%
2030	0	0	0.0	60,855	67.6%	$0.00	0.0	88.4%
2031	1	6,665	7.4	67,520	75.0%	$14.34	5.4	93.7%
2032	0	0	0.0	67,520	75.0%	$0.00	0.0	93.7%
2033 & Thereafter	2	7,609	8.5	75,129	83.5%	$14.63	6.3	100.0%
Vacant	NAP	14,846	16.5	89,975	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	39	89,975	83.5%			$23.69	100.0%
(1)	Based on the underwritten rent roll dated May 31, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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219 West Bryan Street Savannah, GA 31401	Collateral Asset Summary – Loan No.14 City Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,500,000 64.3% 2.43x 11.4%

Cash Flow Analysis.

Cash Flow Analysis
	2019	2020	2021	T-12 July 2022	U/W	U/W Per Sq. Ft.
Base Rent(1)	$2,177,649	$2,086,529	$2,478,501	$2,607,149	$2,513,307	$27.93
Total Reimbursements(2)	1,209,380	1,051,367	1,072,258	1,101,372	1,476,720	16.41
Other Income	203,279	217,661	226,994	273,555	273,555	3.04
Gross Potential Income	$3,590,308	$3,355,558	$3,777,754	$3,982,076	$4,263,582	$47.39
Vacancy/Credit Loss	0	0	0	0	(218,198)	(2.43)
Effective Gross Income	$3,590,308	$3,355,558	$3,777,754	$3,982,076	$4,045,384	$44.96
Total Expenses(3)	1,432,466	1,305,918	1,348,751	1,329,313	1,709,090	19.00
Net Operating Income	$2,157,842	$2,049,639	$2,429,003	$2,652,763	$2,336,294	$25.97
TI/LC	0	0	0	0	39,975	0.44
Capital Expenditures	0	0	0	0	19,795	0.22
Net Cash Flow	$2,157,842	$2,049,639	$2,429,003	$2,652,763	$2,276,525	$25.30
(1)	Base Rent is based on the underwritten rent roll dated May 31, 2022.
(2)	The increase in U/W Total Reimbursements is attributable to the recovery calculations based on $16.34 per sq. ft. plus 15% admin fee for CAM expenses and $6.41 per sq. ft. for real estate taxes.
(3)	The increase in U/W Total Expenses is attributable to the real estate taxes underwritten based on the appraisal (appraisal assumes the value is reassessed upon the sale of the City Market Property), insurance underwritten based on in-place insurance premium and ground rent underwritten based on 10-year ground rent average.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary – Loan No. 15 500 Delaware	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 67.6% 2.00x 10.0%

Mortgage Loan Information
Loan Seller:	3650 REIT
Loan Purpose:	Refinance
Borrower Sponsors:	David Pollin, Robert Buccini and Christopher Buccini
Borrower:	BPG Office Partners V 500 Delaware LLC
Original Balance(1):	$20,000,000
Cut-off Date Balance(1):	$20,000,000
% by Initial UPB:	2.7%
Interest Rate:	4.84000%
Payment Date:	5th of each month
First Payment Date:	June 5, 2022
Maturity Date:	May 5, 2032
Amortization:	Interest Only
Additional Debt(1):	$65,000,000 Pari Passu Debt
Call Protection(2):	L(30),D(83),O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly	Cap
Taxes:	$831,885	$108,403	NAP
Insurance:	$0	Springing	NAP
Replacement Reserves:	$0	$7,734	$464,040
TI/LC(3):	$2,779,031	$46,403	$3,000,000

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee
Location:	Wilmington, DE
Year Built / Renovated:	2006 / 2020
Total Sq. Ft.:	371,222
Property Management:	BPG Real Estate Services LLC
Underwritten NOI:	$8,537,392
Underwritten NCF:	$8,354,153
Appraised Value:	$125,700,000
Appraisal Date:	March 3, 2022

Historical NOI
Most Recent NOI:	$8,150,187 (T-12 June 30, 2022)
2021 NOI:	$8,392,770 (December 31, 2021)
2020 NOI:	$8,001,502 (December 31, 2020)
2019 NOI:	$7,730,332 (December 31, 2019)

Historical Occupancy
Most Recent Occupancy:	88.5% (June 30, 2022)
2021 Occupancy:	91.3% (December 31, 2021)
2020 Occupancy:	89.8% (December 31, 2020)
2019 Occupancy:	90.4% (December 31, 2019)

Financial Information(1)
Tranche	Cut-off Date Balance	Balance per Sq. Ft. Cut-off / Balloon	LTV Cut-off / Balloon	U/W DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Mortgage Loan	$20,000,000
Pari Passu Notes	65,000,000
Whole Loan	$85,000,000	$229 / $229	67.6% / 67.6%	2.05x / 2.00x	10.0% / 9.8%	10.0% / 9.8%
(1)	The mortgage loan (“the “500 Delaware Loan”) is part of a whole loan, (the “500 Delaware Whole Loan”) evidenced by five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $85,000,000. The financial information in the chart above reflects the 500 Delaware Whole Loan.
(2)	Defeasance of the 500 Delaware Whole Loan is permitted at any time after the earlier to occur of (a) the date that is two-years from the closing date of the securitization of the last promissory note to be securitized and (b) April 7, 2025. The assumed defeasance lockout period of 30 payments is based on the expected closing date of this securitization in November 2022.
(3)	On each monthly payment date occurring (x) prior to the date on which any tenant under any lease sweep lease extends its lease pursuant to a qualified lease, the borrower is required to deposit $46,403 and (y) subsequent to the extension of a lease sweep lease, the sum of $31,000 into a tenant improvements and leasing commissions reserve, subject to a cap of $3,000,000.

The table below summarizes the promissory notes that comprise the 500 Delaware Whole Loan. The relationship between the holders of the 500 Delaware Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$25,000,000	$25,000,000	3650 REIT(1)	No
A-2	20,000,000	20,000,000	3650R 2022-PF2	Yes
A-3	15,000,000	15,000,000	3650 REIT(1)	No
A-4	15,000,000	15,000,000	3650 REIT(1)	No
A-5	10,000,000	10,000,000	3650 REIT(1)	No
Whole Loan	$85,000,000	$85,000,000
(1)	Notes held by lenders are expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$85,000,000	98.8%	Loan Payoff	$81,643,192	94.9%
Principal’s New Cash Contribution	1,066,410	1.2	Reserves	3,610,916	4.2
			Origination Costs	812,302	0.9
Total Sources	$86,066,410	100.0%	Total Uses	$86,066,410	100.0%
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary – Loan No. 15 500 Delaware	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 67.6% 2.00x 10.0%

The Borrower and the Borrower Sponsors. The borrower is BPG Office Partners V 500 Delaware LLC, a Delaware limited liability company and single purpose entity with two independent directors. The borrower sponsors and non-recourse carveout guarantors are Robert Buccini, Christopher Buccini and David Pollin, the co-founders of Buccini Pollin Group (“BPG”). BPG is co-headquartered in Chevy Chase, Maryland and Wilmington, Delaware and is a privately held, full-service real estate acquisition, development, and management company founded in 1993. BPG has acquired or developed real estate assets having a value in excess of $6.0 billion, including over 40 hotels, 7 million sq. ft. of office and retail space and 17 major residential communities. The borrower sponsors have exhibited commitment to the Wilmington market through investing in and operating properties in Wilmington. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 500 Delaware Whole Loan.

The Property. The 500 Delaware property (the “500 Delaware Property”) is a Class A, 371,222 sq. ft. central business district office property situated on a 1.02-acre site located in the central business district of Wilmington, Delaware. The 15-story 500 Delaware Property was constructed in 2006 and renovated in 2020 with a remaining economic life of 35 years. The improvements feature steel construction with a reinforced concrete slab foundation and structural steel with masonry and concrete encasement framing. Exterior walls consist of a glass curtainwall. Interior finishes consist of a mix of ceramic tile, hardwood, vinyl, and polished concrete flooring, drywall walls and ceilings. Heating and cooling are provided by the hot water and HVAC systems. Doors are part of an automatic double door system, and consist of glass in metal frames. Windows consist of standard windows with glass in aluminum frames. Fire protection is provided by a fire sprinkler system and smoke alarms. The 500 Delaware Property serves as the headquarters for both Wilmington Savings Fund Society, FSB and Morris James LLP. The 500 Delaware Property was 88.5% occupied as of June 30, 2022.

The following table presents certain information relating to the tenants at the 500 Delaware Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent per Sq. Ft.	% of Total U/W Base Rent	Lease Expiration
Wilmington Savings Fund Society, FSB	NR/NR/NR	81,154	21.9%	$32.91	24.8%	12/31/2025
Morris James LLP	NR/NR/NR	69,221	18.6	$40.83	26.2	5/31/2026
Sargent & Lundy, LLC	NR/NR/NR	47,441	12.8	$32.00	14.1	10/31/2027
United States Postal Service	NR/NR/NR	33,526	9.0	$19.00	5.9	1/31/2027
General Services Administration	NR/NR/NR	25,684	6.9	$36.95	8.8	Various(3)
Ashby & Geddes, P.A.	NR/NR/NR	23,273	6.3	$22.34	4.8	12/31/2026
Visa, U.S.A. Inc.	Aa3/NR/NR	8,454	2.3	$33.58	2.6	8/31/2024
Paul Weiss Rifkind Wharton & Garrison LLP	NR/NR/NR	8,248	2.2	$41.20	3.2	12/31/2023
Cole Schotz, P.C.	NR/NR/NR	8,110	2.2	$34.56	2.6	10/31/2024
Bernstein Litowitz Berger & Grossman LLP	NR/NR/NR	6,923	1.9	$36.99	2.4	2/28/2025
Ten Largest Tenants		312,034	84.1%	$32.95	95.4%
Remaining Occupied		16,375	4.4	$30.28	4.6
Total Occupied		328,409	88.5%	$32.81	100.0%
Vacant		42,813	11.5
Total / Wtd. Avg.		371,222	100.0%
(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.
(3)	Suite 300 lease with 18,511 sq. ft. expires on August 25, 2024, and the Suites 910 with 5,967 sq. ft. and 911 leases with 1,206 sq. ft. expire on June 14, 2024.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
131

500 Delaware Avenue Wilmington, DE 19801	Collateral Asset Summary – Loan No. 15 500 Delaware	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 67.6% 2.00x 10.0%
Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0	0	0.0%	$0.00	0.0%	0.0%
2023	2	12,281	3.3	12,281	3.3%	$37.36	4.3%	4.3%
2024	5	42,248	11.4	54,529	14.7%	$35.82	14.0%	18.3%
2025	8	91,057	24.5	145,586	39.2%	$32.96	27.8%	46.1%
2026	3	98,072	26.4	243,658	65.6%	$36.04	32.8%	78.9%
2027	3	84,751	22.8	328,409	88.5%	$26.77	21.1%	100.0%
2028	0	0	0.0	328,409	88.5%	$0.00	0.0%	100.0%
2029	0	0	0.0	328,409	88.5%	$0.00	0.0%	100.0%
2030	0	0	0.0	328,409	88.5%	$0.00	0.0%	100.0%
2031	0	0	0.0	328,409	88.5%	$0.00	0.0%	100.0%
2032	0	0	0.0	328,409	88.5%	$0.00	0.0%	100.0%
2033 & Thereafter	0	0	0.0	328,409	88.5%	$0.00	0.0%	100.0%
Vacant	NAP	42,813	11.5	371,222	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	21	371,222	100.0%			$32.81	100.0%
(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

Cash Flow Analysis.

Cash Flow Analysis
	2018	2019	2020	2021	T-12 6/30/2022	U/W	U/W per Sq. Ft.
Base Rent(1)	$10,720,480	$10,850,693	$10,797,751	$11,092,306	$10,929,351	$11,178,356	$30.11
Vacancy Gross Up	0	0	0	0	0	1,393,890	3.75
Rent Abatement	(236,561)	(238,854)	(265,053)	(186,832)	(172,700)	0	0.00
Gross Potential Rent	$10,483,919	$10,611,839	$10,532,698	$10,905,474	$10,756,651	$12,572,246	$33.87
Total Reimbursements	1,107,332	1,092,779	983,089	1,163,380	1,204,876	1,220,452	3.29
Gross Potential Income	$11,591,251	$11,704,618	$11,515,787	$12,068,854	$11,961,527	$13,792,698	$37.15
Vacancy/Credit Loss	0	0	0	0	0	(1,393,890)	(3.75)
Other Income	55,024	115,409	88,165	74,751	62,190	62,190	0.17
Effective Gross Income	$11,646,275	$11,820,027	$11,603,952	$12,143,605	$12,023,717	$12,460,998	$33.57
Total Expenses	3,960,829	4,089,695	3,602,450	3,750,835	3,873,530	3,923,606	10.57
Net Operating Income	$7,685,446	$7,730,332	$8,001,502	$8,392,770	$8,150,187	$8,537,392	$23.00
TI/LC	0	0	0	0	0	108,995	0.29
Capital Expenditures	0	0	0	0	0	74,244	0.20
Net Cash Flow	$7,685,446	$7,730,332	$8,001,502	$8,392,770	$8,150,187	$8,354,153	$22.50
(1)	U/W Base Rent (inclusive of rent steps) is based on the underwritten rent roll dated June 30, 2022
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
132